As filed with the Securities and Exchange Commission on April 10, 2018
File No. 333-95637
File No. 811-09799

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM N-4
 _______________________________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 24	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 24	☒

_______________________________________

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
(Exact Name of Registrant)
_______________________________________
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)
_______________________________________
751 Broad Street
Newark, NJ 07102
Depositor’s Telephone Number: (973) 802-6000
(Address and telephone number of Depositor’s principal executive offices)
_______________________________________
Michele Drummey
Vice President and Corporate Counsel
The Prudential Insurance Company of America
280 Trumbull Street
Hartford, CT 06103
(Name and address of agent for service)
 _______________________________________
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2018 pursuant to paragraph (a) of Rule 485
Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS	MAY 1, 2018
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
DISCOVERY PREMIER
_______________________________________
GROUP RETIREMENT ANNUITY
This prospectus describes the Prudential DISCOVERY PREMIER® Group Variable Annuity Contracts (the “Contracts”). The prospectus and the Statement of Additional Information (“SAI”) may not describe every investment option available to you under your plan. The prospectus and SAI only describe the Contract, a group variable annuity contract and the separate account (and its Subaccounts) within the group variable annuity contract. The Contract is sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, The Prudential Insurance Company of America may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”
As a participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 35 Subaccounts and the Guaranteed Interest Account, which are made available to you through your plan. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios:
THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Government Income Portfolio	Jennison 20/20 Focus Portfolio
Diversified Bond Portfolio	Government Money Market Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	High Yield Bond Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	Jennison Portfolio	Value Portfolio
Global Portfolio

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Government Securities Fund
Invesco V.I. International Growth Fund

AB VARIABLE PRODUCTS SERIES FUND, INC.

AB VPS Growth and Income Portfolio
AB VPS Large Cap Growth Portfolio
AB VPS Small Cap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund

DAVIS VARIABLE ACCOUNT FUND, INC.

Davis Value Portfolio

DELAWARE VIP® TRUST

Delaware VIP® Emerging Markets Series

THE DREYFUS SUSTAINABLE U.S. EQUITY PORTFOLIO, INC.

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST

Franklin Small-Mid Cap Growth VIP Fund
Templeton Foreign VIP Fund

JANUS ASPEN SERIES

Janus Henderson Global Research Portfolio        Janus Henderson Enterprise Portfolio

MFS® VARIABLE INSURANCE TRUST

MFS® Growth Series
MFS® Investors Trust Series
MFS® Total Return Bond Series
MFS® Total Return Series

MFS® VARIABLE INSURANCE TRUST II

MFS® Massachusetts Investors Growth Stock Portfolio

PIMCO VARIABLE INSURANCE TRUST

PIMCO Short-Term Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income Portfolio

_______________________________________
You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time, if made available to you through your plan. In this prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Premier Group Variable Contract Account works.
In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a SAI, dated May 1, 2018. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC m aintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549, and its public reference number is (202) 551-8090.
The accompanying prospectuses for the funds and the related statements of additional information describe the investment objectives and risks of investing in the funds. We may offer additional funds and Subaccounts in the future. The contents of the SAI, with respect to the Contracts, appear in the “Other Information” section of this prospectus.
_______________________________________
Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the funds. Read the fund prospectuses carefully and retain them for future reference.
In compliance with United States law, Prudential will deliver this prospectus to Contractholders that currently reside outside the United States.
As with all variable annuity contracts, the fact that we have filed a registration statement with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Prudential Insurance Company of America
Prudential Retirement Service Center
30 Scranton Office Park
Scranton, PA 18507
Telephone (877) 778-2100

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT CHARGES AND EXPENSES	2
Participant Transaction Expenses	2
Expense Example	3
Notes for Expense Example	3
Financial Statements	4
BRIEF DESCRIPTION OF THE CONTRACTS	4
Right to Cancel	5
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	5
The Prudential Insurance Company of America	5
Prudential Discovery Premier Group Variable Contract Account	6
The Funds	6
Payments to Prudential	11
Other Fund Information	12
Guaranteed Interest Account	13
THE CONTRACTS	14
The Accumulation Period	14
Allocation of Purchase Payments	15
Asset Allocation Program	15
Transfers	15
Redemption Fees and Abusive Trading Practices	17
Auto-Rebalancing	18
Withdrawals	18
Systematic Withdrawal Plan	19
Suspension of Payments or Transfers	20
Texas Optional Retirement Program	20
Death Benefit	21
Discontinuance of Contributions	22
Loan Program	22
Modified Procedures	25
CHARGES, FEES AND DEDUCTIONS	25
Charges in General	25
Administrative Fee	25
Charge for Assuming Mortality and Expense Risks	26
Expenses Incurred by the Funds	26
Withdrawal Charge	26
Taxes Attributable to Premium	26
Loan Fee	26
Aggregate Nature of Charges	26
REQUESTS, CONSENTS AND NOTICES	27
FEDERAL TAX STATUS	27
Civil Union and Domestic Partner Considerations	27
Annuity Qualification	27
Tax-Qualified Retirement Arrangements Using the Contracts	28
Contributions/Rollovers	28

i

ii

This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, Prudential is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY

The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.
Account—See the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) below.
Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.
Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.
Annuity Date—The date that the Accumulation Period ends and annuity payments begin.
Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.
Business Day—A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
Code—The Internal Revenue Code of 1986, as amended.
Contractholder—The Employer, association or trust to which Prudential has issued a Contract.
Contracts—The group variable annuity contracts that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.
Contract Value—The dollar amount held under the Contract.
Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.
Funds—The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AB Variable Products Series Fund, Inc.; American Century Variable Portfolios, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; The Dreyfus Sustainable U.S. Equity Portfolio, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II; PIMCO Variable Insurance Trust; and T. Rowe Price Equity Series, Inc., available under the Contracts. In this prospectus we use the term “fund” to refer to a series or portfolio of a Fund.
General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.
Good Order—Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.
Market Value Adjustment Formula—The value of a transfer from the Guaranteed Interest Account that is subject to a market value adjustment will be adjusted by multiplying such value by a factor equal to three (3) times the difference between the interest rate currently being credited to the Guaranteed Interest Account and the interest rate being credited for new contributions to the Guaranteed Interest Account. A separate market value adjustment is applied to each applicable rate segment within the Participant’s Guaranteed Interest Account. In most cases the market value adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. If the interest rate being credited to the Guaranteed Interest Account at the time of withdrawal or transfer out of the Guaranteed Interest Account is lower than the interest rate being credited to new contributions to the Guaranteed Interest Account, the market value adjustment will be negative. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.
Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.
Participant Account Value—The dollar amount held in a Participant Account.
Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.
Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding funds also referred to as “Discovery Account.”
Prudential Retirement Service Center—Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100.
Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment—The amount of money you contribute under the Contract including amounts allocated from other Subaccounts and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial agreement, you can make additional Purchase Payments at any time during the Accumulation Period.
Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.
Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he/she invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the underlying funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his/her behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.
Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Premier Group Retirement Annuity. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the Contract. State premium taxes may also be deducted.
For more detailed information, including additional information about current and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.
Participant Transaction Expenses
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all Contracts.
Charge for Premium Tax
There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of the Contract Value.

Periodic Charges
The next table describes the fees and expenses you will pay periodically during the time that you participate in the Contract, not including underlying mutual fund fees and expenses.
Insurance and Administrative Expenses (as a percentage of Participant Account Value)

Maximum Mortality and Expense Risk Charge*	0.15%
Maximum Administrative Fee*	0.75%

Total Maximum Separate Account Annual Expenses	0.90%
_________

*	We may reduce the maximum fees under certain Contracts due to economies of scale and other factors.
Loan Fees (if applicable)

New Loan Application Fee	up to	$75.00
Annual Loan Maintenance Fee	up to	$60.00
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the Contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 201 7 . Fund expenses are not fixed or guaranteed by the Discovery Premier Group Retirement Annuity, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.32%	1.38%
Expense Example
This example is intended to help you compare the cost of participating in the Contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees (administrative fee), separate account annual expenses, and underlying mutual fund fees and expenses. The expenses in this example do not vary whether you surrender your interest in the annuity, do not surrender your interest in the annuity, or annuitize at the end of the applicable stated time period.
The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.
The cumulative expenses shown below assume a maximum administrative fee of 0.75% and a maximum mortality and expense risk charge of 0.15%. If the previously stated fees are less than the maximum, these expenses would be reduced accordingly.

1 yr	3 yrs	5 yrs	10 yrs
$231	$712	$1,220	$2,615
Notes for Expense Example
This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Financial Statements
The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507 .
A table of accumulation unit values has been included at the end of this prospectus.
BRIEF DESCRIPTION OF THE CONTRACTS
Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Premier Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential.
The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 35 Variable Investment Options, each of which is called a Subaccount. Prudential may limit the number of Subaccounts an Employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the funds listed in “The Funds” section. You may direct contributions to one or a combination of Variable Investment Options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.
Prudential assesses charges under the Contracts for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to a maximum annual rate of 0.15% from the assets held in the Variable Investment Options with respect to all the Contracts. We also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Charges and Expenses” and “Administrative Fee” sections.
A charge against each of the funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”
Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. The 10% tax penalty generally does not apply to Section 457 plans. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of tax liability.
As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See section “Requests, Consents and Notices” for further information.
All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day will be effective for that Business Day; however, an earlier transaction cutoff time will apply with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential, 30 Scranton Office Park, Scranton, PA 18507 ; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507; or (3) fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. See the “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.
We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.
Right to Cancel
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract . If state law requires, the free look period may be longer. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus.
Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Participant Account Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Participant Account Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
GENERAL INFORMATION ABOUT PRUDENTIAL,
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE
CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACTS
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ 07102 . We have been investing for pension funds since 1928.
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential generally is responsible for the administrative and record keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts and preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.
Prudential Discovery Premier Group Variable Contract Account
Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey Insurance L aw as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 35 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding funds available under the Contracts. We may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.
The Funds
The Variable Investment Options that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The following is a list of each fund, its investment objective and its investment adviser and/or subadviser:
The Prudential Series Fund
Share Class: Class I

Conservative Balanced Portfolio    Seeks total investment return consistent with a conservatively managed diversified portfolio.
This portfolio is subadvised by PGIM Fixed Income, the fixed income unit of PGIM, Inc. (“PGIM”) which is an indirect, wholly-owned subsidiary of Prudential Financial, and Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PGIM.

Diversified Bond Portfolio    Seeks a high level of income over a longer term while providing reasonable safety of capital.
The investment subadviser for this portfolio is PGIM Fixed Income.

Equity Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial.

Flexible Managed Portfolio    Seeks total return consistent with an aggressively managed diversified portfolio.
This portfolio is subadvised by PGIM Fixed Income and QMA.

Global Portfolio    Seeks long-term growth of capital.
This portfolio is subadvised by Brown Advisory, LLC; LSV Asset Management; William Blair Investment Management, LLC; QMA and T. Rowe Price Associates, Inc.

Government Income Portfolio    Seeks a high level of income over the long term consistent with the preservation of capital.
The investment subadviser for this portfolio is PGIM Fixed Income.

Government Money Market Portfolio    Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.
If pursuant to SEC rules, the Prudential Series Fund Government Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of that portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the corresponding Subaccount until the portfolio is liquidated.
The investment subadviser for this portfolio is PGIM Fixed Income.

High Yield Bond Portfolio    Seeks high total return.
The investment subadviser for this portfolio is PGIM Fixed Income.

Jennison Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is Jennison.

Jennison 20/20 Focus Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is Jennison.

Small Capitalization Stock Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is QMA.

Stock Index Portfolio    Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
The investment subadviser for this portfolio is QMA.

Value Portfolio    Seeks capital appreciation.
The investment subadviser for this portfolio is Jennison.
PGIM Investments LLC (formerly known as Prudential Investments LLC), a wholly owned subsidiary of Prudential Financial, serves as the overall investment manager for the Prudential Series Fund and its portfolios.
PGIM Investments LLC manages the portfolios using a “manager-of-managers” structure. Under this structure, PGIM Investments LLC is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each portfolio. PGIM Investments LLC monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PGIM Investments LLC is also responsible for allocating assets among the subadvisers if a portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a portfolio’s assets, and PGIM Investments LLC can change the allocations without board or shareholder approval.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Share Class: Series I

Invesco V.I. Core Equity Fund    The fund’s investment objective is long-term growth of capital. The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Government Securities Fund     The fund’s investment objective is total return, comprised of current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies, instrumentalities or sponsored corporations (each, a Federal Agency), and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. International Growth Fund     The fund’s investment objective is long-term growth of capital. The fund invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the fund invests are common and preferred stock.

Invesco V.I. Mid Cap Growth Fund    The fund’s investment objective is to seek capital growth. The fund invests, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of mid-capitalization companies.
The investment adviser for each fund is Invesco Advisers, Inc.
AB Variable Products Series Fund, Inc.
Share Class: Class A

AB VPS Growth and Income Portfolio    The portfolio seeks long-term growth of capital.

AB VPS Large Cap Growth Portfolio    The portfolio seeks long-term growth of capital.

AB VPS Small Cap Growth Portfolio    The portfolio seeks long-term growth of capital.
The investment adviser for each fund is AllianceBernstein L.P.
American Century Variable Portfolios, Inc.
Share Class: Class I

VP Income & Growth Fund    The fund seeks capital growth by investing in common stocks. Income is a secondary objective.
The investment adviser for this fund is American Century Investment Management, Inc.

Davis Variable Account Fund, Inc.
Share Class: N/A

Davis Value Portfolio    Davis Value Portfolio’s investment objective is long-term growth of capital. The fund will invest principally in common stocks (including indirect holdings of common stock through depository receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
The investment adviser for this fund is Davis Selected Advisers, L.P.
Delaware VIP® Trust
Share Class: Standard

Delaware VIP® Emerging Markets Series    The Series invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World Bank, the United Nations, or the countries’ governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central America, South America, and Africa. Under normal circumstances, at least 80% of the Series’ net assets, plus the amount of any borrowings for investment purposes, will be invested in emerging market issuers (80% policy). The Series may invest in companies of any size and may invest more than 25% of its total assets in the securities of issuers located in the same country.
The investment adviser for this fund is Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group Limited. DMC makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services.
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
Share Class: Initial

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.     The fund seeks long-term capital appreciation.
The investment adviser for this fund is The Dreyfus Corporation and the subadviser is Newton Investment Management (North America) Limited.
Franklin Templeton Variable Insurance Products Trust
Share Class: Class 1

Franklin Small-Mid Cap Growth VIP Fund    Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.
The investment adviser for this fund is Franklin Advisers, Inc.

Templeton Foreign VIP Fund    Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
The investment adviser for this fund is Templeton Investment Counsel, LLC.
Janus Aspen Series
Share Class: Institutional

Janus Henderson Enterprise Portfolio     Effective as of the close of business on June 29, 2018, the Janus Henderson Enterprise Portfolio (the “Portfolio”) will no longer accept new retirement plans purchasing shares of the Portfolio through a variable annuity contract and will not allow an existing retirement plan to include the Portfolio as an investment option under a variable annuity contract. If you are an existing participant or a new participant in retirement plan qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) or non-qualified deferred compensation plan or non-qualified annuity arrangement that offers the Portfolio as of June 29, 2018 as an investment option under a variable annuity contract you may direct contributions to the Portfolio through the variable annuity contract. The Portfolio may resume sales of its shares to new retirement plans at some future date, but it has no present intention to do so. For further information regarding this closure, please refer to the Portfolio's April 30, 2018 filing.

Seeks long-term growth of capital. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The portfolio may also invest in foreign securities, which may include investments in emerging markets. In addition, the Portfolio’s investments may include securities of real-estate related companies, including real estate investment trusts.

Janus Henderson Global Research Portfolio    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The portfolio may have significant exposure to emerging markets. Because the portfolio’s investments in foreign securities are partially based on the composition of the portfolio’s benchmark index, the MSCI World IndexSM, the portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the portfolio’s benchmark index. The portfolio may also invest in foreign equity and debt securities.
The investment adviser for each fund is Janus Capital Management LLC.
MFS® Variable Insurance Trust
Share Class: Initial

MFS® Growth Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

MFS® Investors Trust Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the fund’s assets in foreign securities.

MFS® Total Return Bond Series    The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. MFS normally invests at least 80% of the fund’s net assets in debt instruments. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, and other obligations to repay money borrowed. MFS primarily invests the fund’s assets in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments. In conjunction with a team of investment research analysts, the portfolio managers select investments for the fund. MFS may invest the fund’s assets in foreign securities.

MFS® Total Return Series    The fund’s investment objective is to seek total return. MFS invests the fund’s assets in equity securities and debt instruments. MFS generally invests approximately 60% of the fund’s assets in equity securities and approximately 40% of the fund's assets in debt instruments. These weightings do not reflect the fund's cash balance and can vary over time due to market movements and cash flows. Of the fund’s investments in equity securities, MFS focuses on investing the fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). While MFS may invest the equity portion of the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade quality debt instruments. MFS may invest the fund’s assets in foreign securities.
The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”).

MFS® Variable Insurance Trust II
Share Class: Initial

MFS® Massachusetts Investors Growth Stock Portfolio    The fund’s investment objective is to seek capital appreciation. MFS normally invests at least 80% of the fund’s net assets in stocks. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.
The investment adviser for the fund is Massachusetts Financial Services Company (“MFS”).
PIMCO Variable Insurance Trust
Share Class: Administrative

PIMCO Short-Term Portfolio    The investment objective is maximum current income, consistent with the preservation of capital and daily liquidity. The portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities.
PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the “Trust”), PIMCO is responsible for managing the investment activities of the portfolio and the portfolio’s business affairs and other administrative matters.
T. Rowe Price Equity Series, Inc.
Share Class: N/A

T. Rowe Price Equity Income Portfolio    The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
The investment adviser for this fund is T. Rowe Price Associates, Inc., wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.
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Further information about the Fund portfolios is available in the accompanying prospectus for each fund.
Payments to Prudential
Respecting this Contract, Prudential has entered into agreements with certain funds and/or the investment advisers of such funds to provide administrative and support services to such funds. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.40% annually of the average assets allocated to the funds under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and se rvices provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the fund itself and/or the assets of the fund’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the funds, indirectly bear the costs of these fees (see the funds’ prospectuses for more information). We have an incentive to offer portfolios managed by affiliated sub-advisers because of the fees that those affiliates will receive. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. In general, allocations made to affiliated portfolios (i.e., the Prudential Series Fund) benefit us financially, Prudential has selected the portfolios for inclusion as investment options under this Contract in Prudential’s role as the issuer of this Contract, and Prudential does not provide investment advice or recommend any particular portfolio.
We also receive Rule 12b-1 fees from some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to contract owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by contract owners.
In addition, the investment adviser, subadviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Other Fund Information
The investment advisers to the various funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each fund.
Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresee any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any portfolio of the funds, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.
As detailed in the Prudential Series Fund prospectus, although the Prudential Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.
A full description of the funds appears in the accompanying prospectuses for each fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.
Under certain Contracts, not all funds described in this prospectus are available to Participants. Under those Contracts, of the funds described in this prospectus, your Employer may choose up to 28 funds that will be available to you. (The limit on the number of funds does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code.) Once your Employer has made that choice, it cannot substitute other funds for any funds that it has already selected. However, if your employer chooses fewer than 28 funds initially, we will permit it to select additional funds, so long as the total number of funds available to Participants does not exceed 28. Prudential reserves the right to change the number of funds that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.
Guaranteed Interest Account
The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.
Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and SAI only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts the Discovery Account. You can request additional information from your plan regarding the Guaranteed Interest Account.
Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the prospectus relating to the General Account. While Prudential may not be required to register interests in the General Account or register the General Account as an investment company, the disclosures we make regarding the General Account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Transfers between the Guaranteed Interest Account and the Discovery Account are limited by the Contract in one of the following ways:
Either:

(a)
In any one year, amounts transferred from a Participant’s Guaranteed Interest Account to another investment option available under the Participant’s plan that are in excess of 20% of the Participant’s Guaranteed Interest Account value (as measured as of the first day of the calendar year) are subject to a Market Value Adjustment as described in the Contract and SAI. In most cases the Market Value Adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account; or

Your plan and Prudential agreed that:

(b)
Participant Account Value may not be directly transferred from the Guaranteed Interest Account to the Prudential Series Fund Government Money Market Portfolio and the PIMCO Variable Investment Trust Short-Term Portfolio.* A Participant may indirectly transfer account value from the Guaranteed Interest Account to either the Prudential Series Fund Government Money Market Portfolio or the PIMCO Variable Investment Trust Short- Term Portfolio by first transferring such account value to another Subaccount, and provided that at least 90 days has passed before the transfer to either the Prudential Series Fund Government Money Market Portfolio or the PIMCO Variable Investment Trust Short-Term Portfolio occurs. Participant Account Value transferred from the Guaranteed Interest Account to another Subaccount may be transferred back into the Guaranteed Interest Account after 90 days have passed. In the event of unusual market volatility, Prudential may waive the 90 day restriction. This transfer restriction may apply to other investment options under your plan, in addition to the Subaccounts named above.

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*	For the purposes of this provision the Prudential Series Fund Government Money Market Portfolio and the PIMCO Variable Investment Trust Short-Term Portfolio are considered competing funds.
Please refer to the SAI for more information about the Guaranteed Interest Account.

THE CONTRACTS
Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents Employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating Employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.
Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.
The Accumulation Period
Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.
If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his/her Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.
As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or allocated to the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described under the “Requests, Consents and Notices” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record keeper. See the “Modified Procedures” section.
Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his/her behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Business Day during which the contribution is received by Prudential in Good Order at the address shown on the cover page of this prospectus or such other address as Prudential may direct.
Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants for the Contract that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default fund upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to this initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. During the time period in which the initial contribution is allocated to that default fund, the Participant will not be invested in the Contract. Depending on the characteristics of the plan’s default fund, the Participant may experience a gain or loss on money allocated to that option. After 105 days have passed from the time that Units of the plan’s default fund were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract. A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment performance of the Subaccount.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.
Prudential typically sets the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the unit change factor for that day by the Unit Value for the preceding Business Day. Prudential determines the unit change factor for any Business Day by dividing the current day net asset value for fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
If your plan is serviced by Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), then your contributions, transfers, and redemptions are priced in a different manner. Specifically, if any such transaction is received in Good Order by Fidelity on a given Business Day, the order will purchase or sell (as applicable) Units of the Subaccounts at the Unit Value in effect for that Business Day.
Allocation of Purchase Payments
A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com/online/retirement, or by contacting the Prudential Retirement Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described under the “Requests, Consents and Notices” section of this prospectus.
If a third party (rather than Prudential) provides record keeping services to your plan and has been designated as our pricing agent, then purchases, withdrawals and transfers received in Good Order by that record keeper on a given Business Day will be priced by Prudential as of that Business Day.
Asset Allocation Program
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.
Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. Prudential is not acting as your fiduciary as defined by ERISA, or any rule or guidance promulgated thereunder, by making the asset allocation program available to you. If you need investment advice, please consult a qualified professional.
The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.
Transfers
A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, Prudential may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential as described under the “Requests, Consents and Notices” section.
If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.

Prudential may stipulate different procedures for Contracts under which another entity provides record keeping services.
Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contracts as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.
A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each Beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his/her Participant Account Value transferred to the alternate funding agency. If he/she does not so elect, his/her investment options will continue in force under the Contract. If he/she does so elect, his/her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash. Please note that there is a different class of Contracts that allows a Contractholder to stop making contributions and request a transfer of Units from any investment option to a designated alternate funding agency without seeking participant consent to the transfer.
Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his/her Participant Account Value to an Alternate Funding Agency may:

•	continue to make transfers of all or part of his/her interest in his/her Participant Account among the available investment options offered; and

•
transfer directly all or part of his/her interest in his/her Participant Account to a Section 403(b) tax deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7), or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.
Transfers that you make among Subaccounts will take effect as of the end of the Business Day in which a proper transfer request is received at Prudential, in Good Order. From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.
Redemption Fees and Abusive Trading Practices
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by market timing/excessive trading, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•
Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.

•
Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract, and otherwise allowed by law, Prudential will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•
Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Auto-Rebalancing
The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his/her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Business Day for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Business Day which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.
Withdrawals
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.
The Code imposes restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his/her Employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.
Furthermore, subject to any restrictions upon withdrawals contained in the tax deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his/her Participant Account Value under a predecessor Prudential tax sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.
With respect to retirement arrangements other than tax deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his/her Participant Account Value may be restricted by the retirement arrangement under which he/she is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.
We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income.
We will effect the withdrawal as of the end of the Business Day in which a proper withdrawal request is received at Prudential in Good Order. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your Employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your Employer’s plan permits.
We will generally pay the amount of any withdrawal within seven (7) days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct Prudential to withdraw amounts from your Participant Account Value to pay such plan expenses by selling units of the Account.
Systematic Withdrawal Plan
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts in which he/she invests and the Guaranteed Interest Account to which he/she allocates contributions. A Participant may arrange for systematic withdrawals only if at the time he/she elects to have such an arrangement, the balance in his/her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he/she has first separated from service with his/her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.
Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by Beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status” section.
You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.
We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his/her Participant Account or has instructed Prudential in writing to terminate his/her systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment performance during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.
Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your Employer has directed Prudential to take such withdrawals first from your allocations, if any, to the Guaranteed Interest Account. If your Employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.
A Participant may change the frequency, amount or duration of his/her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.
If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

•	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	Trading on the New York Stock Exchange is restricted;

•	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

•	The SEC, by order, permits suspension or postponement of payments for the protection of investors.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Death Benefit
When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated Beneficiary a death benefit made up of the balance in the Participant Account. The death benefit will be valued as of the end of the Business Day in which proof of death and a claim and payment election forms are received at Prudential in Good Order.
The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.

Prudential will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal;

•	systematic withdrawals;

•	an annuity; or

•	a combination of the three.
Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described below under “Federal Tax Status.” If the Participant has not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•
to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated Beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated Beneficiary.
Unless the retirement arrangement that covered the Participant provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity” section. The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See the “Federal Tax Status” section of this prospectus. If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a single cash payment to the Beneficiary. A specific Contract may provide that an annuity is payable to the Beneficiary if the Beneficiary fails to make an election.
With respect to the death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the Beneficiary in the same manner as they had been for the Participant, except:

•	the Beneficiary may make no contributions; and

•	the Beneficiary may not take a loan.
Discontinuance of Contributions
By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.
On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.
The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his/her Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant , or the Plan Sponsor on the Participant's behalf, the value as of the date of cancellation.
Loan Program
The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.
The loans described in this section (which involve the Variable Investment Options) work as follows:
The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.
Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.
Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.
Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually.
Please be aware that if a third party (rather than Prudential) provides record keeping services to your plan, then loan related fees may be paid to that record keeper through withdrawals from your Participant Account Value. Be sure to refer to your loan agreement for information on an existing loan.
Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).
A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.
We may delay the processing of a loan in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may, however, refuse to make a loan if your Employer has not informed us that it is able to provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively. The new basis will apply only to loans made after the effective date.
Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.
If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than two (2) months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military Leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)
$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)
One-half (1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as a loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.
Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the Employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the 90 day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.
If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. Such offset is the sole remedy for non-payment to which the Participant is subject. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time but is not required to do so.
Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)
A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a distribution of any portion of the Account Value, or the grace period has expired.

A Participant may not request a direct rollover of the loan note.

If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.

Modified Procedures
Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Business Day in which Prudential receives appropriate instructions and/or funds from the record keeper. The Contract will set forth any such different procedures.
CHARGES, FEES AND DEDUCTIONS
Charges in General
This section describes the types of charges you may pay while you own this Contract as well as the maximum allowable charge under the Contract. The current charges are not described in the prospectus and they will vary by plan. Current charges can change. Therefore, although a particular charge can increase or decrease within the maximum charge noted in this prospectus, it can never exceed the maximum charge amount. Additionally, neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
Administrative Fee
Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. Prudential may reduce this administrative fee under certain Contracts due to economies of scale or other factors.
Charge for Assuming Mortality and Expense Risks
Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential may reduce the charge for mortality and expense risks under certain Contracts due to economies of scale or other factors. Prudential assesses the charge daily at a maximum annual rate of 0.15% of the assets held in the Subaccounts.
Expenses Incurred by the Funds
Participants indirectly bear the charges and expenses of the funds. Details about investment management fees and other fund expenses are available in the accompanying prospectuses for the funds and the related statements of additional information.
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.
Taxes Attributable to Premium
There are federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
Loan Fee
A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account.
This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. For additional information about loans, turn to the “Loan Program” section of this prospectus.
Aggregate Nature of Charges
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

REQUESTS, CONSENTS AND NOTICES
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.
Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.
FEDERAL TAX STATUS
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.
Civil Union and Domestic Partner Considerations
The summary that follows includes a description of certain spousal rights under the Contract and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same sex couples have a constitutional right to marry, thus requiring all states to allow same sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser with regard to spousal rights under the Contract for a domestic partner or civil union partner.
Annuity Qualification
This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for The Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing

Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.
Tax Qualified Retirement Arrangements Using The Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), IRAs, Roth IRAs, and Section 403(b) tax deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where Employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Cost basis for a tax favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or Roth Account or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs or Roth IRAs, which is the responsibility of the IRA owner.
The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.
Contributions/Rollovers
In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Deductions for IRA contributions may be limited based on income if the individual or their spouse is a Participant in an Employer plan.
Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.
The “rollover” rules under the Code are fairly technical; however, a Participant (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan. Beginning January 1, 2015, a Participant can only make an IRA to IRA rollover if the Participant has not made a rollover involving any IRAs owned by the Participant in the prior 12 months. For rollovers prior to 2015, a Participant was able to make an IRA to IRA rollover in a 12-month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.

Rollover Self-Certification. After Aug ust 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Earnings
Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.
Distributions or Withdrawals
When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.
Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.
Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years. Distributions from a Roth account under an employer plan are taxed similarly.
Tax Deferred Annuities
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,500 in 2018 . Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2018 . This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 government plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59 1/2;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “required beginning date” which is April  1st of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2  or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the required beginning date.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Distributions that are made after the required beginning date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his/her designated Beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his/her designated Beneficiary.
Distributions to Beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the required beginning date, but before his/her entire interest in his/her Participant Account has been distributed, and did not designate a Beneficiary, his/her remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a Beneficiary, the entire interest in his/her Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated Beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his/her designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary, if they would provide a smaller payment requirement.
As of 2007, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a Section 457 governmental plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do, the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA.” A non-spouse Beneficiary may also roll death benefits to an “inherited Roth IRA.” The “required minimum distribution” rules regarding non-spouse Beneficiaries continue to apply.
An excise tax applies to Participants or Beneficiaries who fail to take the required minimum distribution in any calendar year.
Special Considerations Regarding Exchanges Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
Section 403(c) Annuity Arrangements Using the Contracts
Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the required minimum distribution rules described above nor to the rules described below as penalty taxes on withdrawals and annuity payments and required distributions upon death of participant.

ERISA Considerations
Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.
Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.
In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an Employer that is a tax exempt entity does not inform us that it will approve Participant requests for loans and hardships, such transactions may not be available to Participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his/her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.
Taxes Payable by Participant
We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender
If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn.
If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.
If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.
Taxes on Annuity Payments
A portion of each annuity payment a Participant receives will be treated as a partial return of Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of the Purchase Payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Tax Penalty on Withdrawals and Annuity Payments
Any taxable amount received under the Contract may be subject to a 10% tax penalty. The 10% tax penalty generally does not apply to Section 457 Plans . Also, amounts are not subject to this tax penalty if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the tax penalty that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.
Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a Beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.
Required Distributions Upon Death of Participant
For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For qualified plans, see “Required Minimum Distribution Rules” previously discussed in this section. If the Participant dies on or after the Annuity Date, and did not designate a Beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the Annuity Date, the entire interest in the Contract must be distributed within five (5) years after the date of death. However, if the Participant designated a Beneficiary, the designated Beneficiary may select an annuity payment option with payments to begin within one (1) year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. The designated Beneficiary is the person to whom the ownership of the Contract passes by reason of death, and must be a natural person.
If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.
As of 2007, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a Section 457 governmental plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers, but if they do, the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA.” A non-spouse Beneficiary may also roll death benefits to an “inherited Roth IRA.” The required minimum distribution rules regarding non-spouse Beneficiaries continue to apply.
Withholding
Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
Taxes on Prudential
Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
EFFECTING AN ANNUITY
Subject to the restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his/her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.
In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.
For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50% joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s Beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his/her spouse, if then living.
Once annuity payments begin, the Annuitant cannot surrender his/her annuity benefit and receive a one sum payment.
We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant. We guarantee that if, at the death of the Annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), they will be continued during the remainder of the selected period to his/her Beneficiary.
Annuity Certain
This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the Annuitant. If the Annuitant dies during the period certain, we will continue payments in the same amount the Annuitant was receiving to his/her Beneficiary. We make no further payments after the end of the period certain.
Joint and Survivor Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant with payments continued after his/her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the Annuitant’s death are the same as those the Annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the Annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the Annuitant. The amounts of each payment made to the Annuitant will be lower as the percentage he/she selects to be paid to the contingent annuitant is higher. If both the Annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), we will continue payments during the remainder of the period certain to the properly designated Beneficiary.
We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.
If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the Beneficiary is other than a natural person receiving payments in his/her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.
Purchasing the Annuity
We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.
We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.
Spousal Consent Rules for Certain Retirement Plans
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plan and Money Purchase Pension Plans—If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his/her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.
Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his/her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities)—Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities and 457 Plans—Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.

OTHER INFORMATION
Misstatement of Age or Sex
If an Annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and adjust the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.
Sale of the Contract and Sales Commissions
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102.
PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
During 2017, 2016 and 2015, $174,068, $156,899, and $158,681, respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.
We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 2.85% of your Purchase Payments; or

•
a combination of a commission on Purchase Payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his/her broker-dealer firm.
We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Discovery Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.
Voting Rights
As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, Prudential votes the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b) and with respect to any IRA or other individual contract.
The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Discovery Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the funds in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
Substitution of Fund Shares
We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to the underlying portfolio held by the Subaccount being replaced. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports to Participants
Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We will also send Participants in certain plans annual and semi-annual reports for the applicable funds.

State Regulation
Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.
The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.
In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.
Legal Proceedings
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2017 , the aggregate range of reasonably possible losses in excess of accruals established is not material. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Discovery Account; the ability of PIMS to perform its contract with the Discovery Account; or Prudential’s ability to meet its obligations under the Contract.

Assignment
Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account funding the Contracts consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York, NY 10041 ; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 10th Floor 2 Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon East, Mumbai Maharashtra, India 40006301.
Fidelity Investments Institutional Operations Company, Inc., located at 245 Summer Street, Boston, MA 02210, and Fidelity Brokerage Services LLC, located at 900 Salem Street, Smithfield, RI 02917 (collectively, “Fidelity”), serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential with respect to certain retirement plans investing in the Discovery Premier Group Retirement Annuity.
Additional Information
Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
Statement of Additional Information

How to Contact Us
You can contact the Prudential Retirement Service Center by:

•
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

•
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

•	accessing information via our internet website at www.prudential.com/online/retirement.
You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
•Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY
(CONDENSED FINANCIAL INFORMATION)
ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Prudential Conservative Balanced Portfolio
01/01/2008 to 12/31/2008	$15.95	$12.47	49,451
01/01/2009 to 12/31/2009	$12.47	$14.90	52,664
01/01/2010 to 12/31/2010	$14.90	$16.56	57,716
01/01/2011 to 12/31/2011	$16.56	$17.24	55,190
01/01/2012 to 12/31/2012	$17.24	$19.08	62,270
01/01/2013 to 12/31/2013	$19.08	$22.05	73,429
01/01/2014 to 12/31/2014	$22.05	$23.86	92,351
01/01/2015 to 12/31/2015	$23.86	$23.84	90,514
01/01/2016 to 12/31/2016	$23.84	$25.45	86,258
01/01/2017 to 12/31/2017	$25.45	$28.46	86,626
Prudential Diversified Bond Portfolio
01/01/2008 to 12/31/2008	$16.91	$16.25	68,603
01/01/2009 to 12/31/2009	$16.25	$19.48	75,774
01/01/2010 to 12/31/2010	$19.48	$21.43	92,219
01/01/2011 to 12/31/2011	$21.43	$22.93	98,572
01/01/2012 to 12/31/2012	$22.93	$25.25	112,030
01/01/2013 to 12/31/2013	$25.25	$24.95	111,220
01/01/2014 to 12/31/2014	$24.95	$26.58	117,017
01/01/2015 to 12/31/2015	$26.58	$26.38	123,974
01/01/2016 to 12/31/2016	$26.38	$27.72	121,931
01/01/2017 to 12/31/2017	$27.72	$29.52	124,552
Prudential Equity Portfolio
01/01/2008 to 12/31/2008	$17.01	$10.47	218,186
01/01/2009 to 12/31/2009	$10.47	$14.39	228,738
01/01/2010 to 12/31/2010	$14.39	$16.02	234,862
01/01/2011 to 12/31/2011	$16.02	$15.39	243,032
01/01/2012 to 12/31/2012	$15.39	$17.41	240,554
01/01/2013 to 12/31/2013	$17.41	$23.13	241,463
01/01/2014 to 12/31/2014	$23.13	$24.79	243,540
01/01/2015 to 12/31/2015	$24.79	$25.25	216,877
01/01/2016 to 12/31/2016	$25.25	$26.08	211,796
01/01/2017 to 12/31/2017	$26.08	$32.63	203,374
Prudential Flexible Managed Portfolio
01/01/2008 to 12/31/2008	$15.84	$11.85	74,949
01/01/2009 to 12/31/2009	$11.85	$14.14	75,398
01/01/2010 to 12/31/2010	$14.14	$15.76	76,546
01/01/2011 to 12/31/2011	$15.76	$16.37	76,261
01/01/2012 to 12/31/2012	$16.37	$18.46	82,982
01/01/2013 to 12/31/2013	$18.46	$22.07	87,450
01/01/2014 to 12/31/2014	$22.07	$24.39	83,353
01/01/2015 to 12/31/2015	$24.39	$24.51	89,408
01/01/2016 to 12/31/2016	$24.51	$26.47	83,626
01/01/2017 to 12/31/2017	$26.47	$30.28	85,888

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Prudential Global Portfolio
01/01/2008 to 12/31/2008	$18.34	$10.41	38,758
01/01/2009 to 12/31/2009	$10.41	$13.61	42,084
01/01/2010 to 12/31/2010	$13.61	$15.27	43,709
01/01/2011 to 12/31/2011	$15.27	$14.14	44,833
01/01/2012 to 12/31/2012	$14.14	$16.53	51,934
01/01/2013 to 12/31/2013	$16.53	$20.94	59,074
01/01/2014 to 12/31/2014	$20.94	$21.51	62,008
01/01/2015 to 12/31/2015	$21.51	$21.91	64,934
01/01/2016 to 12/31/2016	$21.91	$22.77	53,563
01/01/2017 to 12/31/2017	$22.77	$28.29	45,435
Prudential Government Income Portfolio
01/01/2008 to 12/31/2008	$17.09	$17.73	45,918
01/01/2009 to 12/31/2009	$17.73	$19.00	52,316
01/01/2010 to 12/31/2010	$19.00	$20.23	55,857
01/01/2011 to 12/31/2011	$20.23	$21.67	55,373
01/01/2012 to 12/31/2012	$21.67	$22.34	62,717
01/01/2013 to 12/31/2013	$22.34	$21.71	44,636
01/01/2014 to 12/31/2014	$21.71	$22.87	47,674
01/01/2015 to 12/31/2015	$22.87	$22.91	53,185
01/01/2016 to 12/31/2016	$22.91	$23.29	58,088
01/01/2017 to 12/31/2017	$23.29	$23.85	49,256
Prudential High Yield Bond Portfolio
01/01/2008 to 12/31/2008	$15.36	$11.88	0
01/01/2009 to 12/31/2009	$11.88	$17.40	0
01/01/2010 to 12/31/2010	$17.40	$19.74	0
01/01/2011 to 12/31/2011	$19.74	$20.65	0
01/01/2012 to 12/31/2012	$20.65	$23.51	0
01/01/2013 to 12/31/2013	$23.51	$25.09	0
01/01/2014 to 12/31/2014	$25.09	$25.64	0
01/01/2015 to 12/31/2015	$25.64	$24.88	0
01/01/2016 to 12/31/2016	$24.88	$28.79	0
01/01/2017 to 12/31/2017	$28.79	$30.88	0
Prudential Jennison Portfolio
01/01/2008 to 12/31/2008	$16.20	$10.11	42,253
01/01/2009 to 12/31/2009	$10.11	$14.39	19,262
01/01/2010 to 12/31/2010	$14.39	$16.03	14,675
01/01/2011 to 12/31/2011	$16.03	$16.00	14,897
01/01/2012 to 12/31/2012	$16.00	$18.49	18,700
01/01/2013 to 12/31/2013	$18.49	$25.33	22,370
01/01/2014 to 12/31/2014	$25.33	$27.72	33,680
01/01/2015 to 12/31/2015	$27.72	$30.75	45,985
01/01/2016 to 12/31/2016	$30.75	$30.33	36,513
01/01/2017 to 12/31/2017	$30.33	$41.25	35,238
Prudential Jennison 20/20 Focus Portfolio
01/01/2008 to 12/31/2008	$17.51	$10.60	0
01/01/2009 to 12/31/2009	$10.60	$16.65	0
01/01/2010 to 12/31/2010	$16.65	$17.87	0
01/01/2011 to 12/31/2011	$17.87	$17.04	0
01/01/2012 to 12/31/2012	$17.04	$18.82	0
01/01/2013 to 12/31/2013	$18.82	$24.33	0
01/01/2014 to 12/31/2014	$24.33	$25.94	0
01/01/2015 to 12/31/2015	$25.94	$27.43	0
01/01/2016 to 12/31/2016	$27.43	$27.73	0
01/01/2017 to 12/31/2017	$27.73	$35.95	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Prudential Government Money Market Portfolio
01/01/2008 to 12/31/2008	$13.96	$14.25	0
01/01/2009 to 12/31/2009	$14.25	$14.24	0
01/01/2010 to 12/31/2010	$14.24	$14.17	0
01/01/2011 to 12/31/2011	$14.17	$14.11	0
01/01/2012 to 12/31/2012	$14.11	$14.04	0
01/01/2013 to 12/31/2013	$14.04	$13.97	0
01/01/2014 to 12/31/2014	$13.97	$13.90	0
01/01/2015 to 12/31/2015	$13.90	$13.83	0
01/01/2016 to 12/31/2016	$13.83	$13.78	0
01/01/2017 to 12/31/2017	$13.78	$13.78	0
Prudential Small Capitalization Stock Portfolio
01/01/2008 to 12/31/2008	$19.87	$13.63	0
01/01/2009 to 12/31/2009	$13.63	$16.98	0
01/01/2010 to 12/31/2010	$16.98	$21.28	0
01/01/2011 to 12/31/2011	$21.28	$21.29	0
01/01/2012 to 12/31/2012	$21.29	$24.58	0
01/01/2013 to 12/31/2013	$24.58	$34.47	0
01/01/2014 to 12/31/2014	$34.47	$36.15	0
01/01/2015 to 12/31/2015	$36.15	$35.15	0
01/01/2016 to 12/31/2016	$35.15	$44.25	0
01/01/2017 to 12/31/2017	$44.25	$49.75	0
Prudential Stock Index Portfolio
01/01/2008 to 12/31/2008	$17.21	$10.80	260,197
01/01/2009 to 12/31/2009	$10.80	$13.55	278,002
01/01/2010 to 12/31/2010	$13.55	$15.45	297,004
01/01/2011 to 12/31/2011	$15.45	$15.67	294,448
01/01/2012 to 12/31/2012	$15.67	$18.04	341,497
01/01/2013 to 12/31/2013	$18.04	$23.67	363,559
01/01/2014 to 12/31/2014	$23.67	$26.69	348,363
01/01/2015 to 12/31/2015	$26.69	$26.87	350,549
01/01/2016 to 12/31/2016	$26.87	$29.90	337,091
01/01/2017 to 12/31/2017	$29.90	$36.14	328,530
Prudential Value Portfolio
01/01/2008 to 12/31/2008	$18.89	$10.85	0
01/01/2009 to 12/31/2009	$10.85	$15.32	0
01/01/2010 to 12/31/2010	$15.32	$17.36	0
01/01/2011 to 12/31/2011	$17.36	$16.31	0
01/01/2012 to 12/31/2012	$16.31	$18.60	0
01/01/2013 to 12/31/2013	$18.60	$24.63	0
01/01/2014 to 12/31/2014	$24.63	$26.98	0
01/01/2015 to 12/31/2015	$26.98	$24.65	0
01/01/2016 to 12/31/2016	$24.65	$27.32	0
01/01/2017 to 12/31/2017	$27.32	$31.80	0
AB VPS Growth & Income Portfolio
01/01/2008 to 12/31/2008	$15.05	$8.89	0
01/01/2009 to 12/31/2009	$8.89	$10.69	0
01/01/2010 to 12/31/2010	$10.69	$12.03	0
01/01/2011 to 12/31/2011	$12.03	$12.73	0
01/01/2012 to 12/31/2012	$12.73	$14.88	0
01/01/2013 to 12/31/2013	$14.88	$19.99	0
01/01/2014 to 12/31/2014	$19.99	$21.79	0
01/01/2015 to 12/31/2015	$21.79	$22.05	0
01/01/2016 to 12/31/2016	$22.05	$24.42	0
01/01/2017 to 12/31/2017	$24.42	$28.90	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
AB VPS Large Cap Growth Portfolio
01/01/2008 to 12/31/2008	$8.22	$4.94	0
01/01/2009 to 12/31/2009	$4.94	$6.75	0
01/01/2010 to 12/31/2010	$6.75	$7.40	0
01/01/2011 to 12/31/2011	$7.40	$7.14	0
01/01/2012 to 12/31/2012	$7.14	$8.27	0
01/01/2013 to 12/31/2013	$8.27	$11.30	0
01/01/2014 to 12/31/2014	$11.30	$12.83	0
01/01/2015 to 12/31/2015	$12.83	$14.19	0
01/01/2016 to 12/31/2016	$14.19	$14.49	0
01/01/2017 to 12/31/2017	$14.49	$19.03	0
AB VPS Small Cap Growth Portfolio
01/01/2008 to 12/31/2008	$13.40	$7.26	0
01/01/2009 to 12/31/2009	$7.26	$10.24	0
01/01/2010 to 12/31/2010	$10.24	$13.95	0
01/01/2011 to 12/31/2011	$13.95	$14.50	0
01/01/2012 to 12/31/2012	$14.50	$16.60	0
01/01/2013 to 12/31/2013	$16.60	$24.06	0
01/01/2014 to 12/31/2014	$24.06	$23.50	0
01/01/2015 to 12/31/2015	$23.50	$23.09	0
01/01/2016 to 12/31/2016	$23.09	$24.47	0
01/01/2017 to 12/31/2017	$24.47	$32.65	0
American Century VP Income & Growth Fund
01/01/2008 to 12/31/2008	$11.89	$7.74	0
01/01/2009 to 12/31/2009	$7.74	$9.10	0
01/01/2010 to 12/31/2010	$9.10	$10.33	0
01/01/2011 to 12/31/2011	$10.33	$10.60	0
01/01/2012 to 12/31/2012	$10.60	$12.10	0
01/01/2013 to 12/31/2013	$12.10	$16.36	0
01/01/2014 to 12/31/2014	$16.36	$18.31	0
01/01/2015 to 12/31/2015	$18.31	$17.19	0
01/01/2016 to 12/31/2016	$17.19	$19.42	0
01/01/2017 to 12/31/2017	$19.42	$23.28	0
Credit Suisse Trust U.S. Equity Flex III
01/01/2008 to 12/31/2008	$11.54	$7.09	20,846
01/01/2009 to 10/02/2009	$7.09	$8.46	0
Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.46	$9.19	27,060
01/01/2010 to 12/31/2010	$9.19	$10.47	27,360
01/01/2011 to 10/21/2011	$10.47	$9.73	0
Davis Value Portfolio
01/01/2008 to 12/31/2008	$14.15	$8.40	0
01/01/2009 to 12/31/2009	$8.40	$10.97	0
01/01/2010 to 12/31/2010	$10.97	$12.31	0
01/01/2011 to 12/31/2011	$12.31	$11.73	0
01/01/2012 to 12/31/2012	$11.73	$13.20	0
01/01/2013 to 12/31/2013	$13.20	$17.53	0
01/01/2014 to 12/31/2014	$17.53	$18.50	0
01/01/2015 to 12/31/2015	$18.50	$18.70	0
01/01/2016 to 12/31/2016	$18.70	$20.82	0
01/01/2017 to 12/31/2017	$20.82	$25.40	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
DELAWARE VIP Emerging Markets Series
01/01/2008 to 12/31/2008	$20.87	$10.06	95,200
01/01/2009 to 12/31/2009	$10.06	$17.83	112,788
01/01/2010 to 12/31/2010	$17.83	$21.02	121,511
01/01/2011 to 12/31/2011	$21.02	$16.78	105,378
01/01/2012 to 12/31/2012	$16.78	$19.11	102,348
01/01/2013 to 12/31/2013	$19.11	$20.94	98,973
01/01/2014 to 12/31/2014	$20.94	$19.16	94,209
01/01/2015 to 12/31/2015	$19.16	$16.30	95,660
01/01/2016 to 12/31/2016	$16.30	$18.48	98,655
01/01/2017 to 12/31/2017	$18.48	$25.84	92,799
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
01/01/2008 to 12/31/2008	$7.92	$5.17	0
01/01/2009 to 12/31/2009	$5.17	$6.88	0
01/01/2010 to 12/31/2010	$6.88	$7.86	0
01/01/2011 to 12/31/2011	$7.86	$7.89	0
01/01/2012 to 12/31/2012	$7.89	$8.79	0
01/01/2013 to 12/31/2013	$8.79	$11.75	0
01/01/2014 to 12/31/2014	$11.75	$13.26	0
01/01/2015 to 12/31/2015	$13.26	$12.77	0
01/01/2016 to 12/31/2016	$12.77	$14.03	0
01/01/2017 to 12/31/2017	$14.03	$16.10	0
Franklin Small-Mid Cap Growth VIP Fund
01/01/2008 to 12/31/2008	$10.43	$5.98	63,581
01/01/2009 to 12/31/2009	$5.98	$8.57	61,926
01/01/2010 to 12/31/2010	$8.57	$10.91	96,439
01/01/2011 to 12/31/2011	$10.91	$10.36	114,401
01/01/2012 to 12/31/2012	$10.36	$11.45	102,408
01/01/2013 to 12/31/2013	$11.45	$15.78	125,973
01/01/2014 to 12/31/2014	$15.78	$16.92	126,616
01/01/2015 to 12/31/2015	$16.92	$16.42	126,276
01/01/2016 to 12/31/2016	$16.42	$17.06	112,163
01/01/2017 to 12/31/2017	$17.06	$20.67	105,802
Templeton Foreign VIP Fund
01/01/2008 to 12/31/2008	$16.62	$9.88	24,742
01/01/2009 to 12/31/2009	$9.88	$13.51	27,059
01/01/2010 to 12/31/2010	$13.51	$14.60	31,229
01/01/2011 to 12/31/2011	$14.60	$13.01	29,231
01/01/2012 to 12/31/2012	$13.01	$15.36	31,647
01/01/2013 to 12/31/2013	$15.36	$18.84	38,155
01/01/2014 to 12/31/2014	$18.84	$16.70	44,946
01/01/2015 to 12/31/2015	$16.70	$15.57	46,585
01/01/2016 to 12/31/2016	$15.57	$16.66	45,125
01/01/2017 to 12/31/2017	$16.66	$19.39	44,712
Invesco V.I. Core Equity Fund - Series I
01/01/2008 to 12/31/2008	$16.30	$11.33	0
01/01/2009 to 12/31/2009	$11.33	$14.46	0
01/01/2010 to 12/31/2010	$14.46	$15.76	0
01/01/2011 to 12/31/2011	$15.76	$15.68	0
01/01/2012 to 12/31/2012	$15.68	$17.76	0
01/01/2013 to 12/31/2013	$17.76	$22.84	0
01/01/2014 to 12/31/2014	$22.84	$24.58	0
01/01/2015 to 12/31/2015	$24.58	$23.05	0
01/01/2016 to 12/31/2016	$23.05	$25.29	0
01/01/2017 to 12/31/2017	$25.29	$28.48	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Invesco V.I. Dynamics
01/01/2008 to 12/31/2008	$9.96	$5.14	0
01/01/2009 to 12/31/2009	$5.14	$7.29	0
01/01/2010 to 12/31/2010	$7.29	$8.98	0
01/01/2011 to 04/29/2011	$8.98	$10.04	0
Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$10.04	$8.24	0
01/01/2012 to 04/27/2012	$8.24	$9.38	0
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$9.38	$9.19	0
01/01/2013 to 12/31/2013	$9.19	$12.52	0
01/01/2014 to 12/31/2014	$12.52	$13.46	0
01/01/2015 to 12/31/2015	$13.46	$13.56	0
01/01/2016 to 12/31/2016	$13.56	$13.59	0
01/01/2017 to 12/31/2017	$13.59	$16.57	0
Invesco V.I. Government Securities Fund - Series I
01/01/2008 to 12/31/2008	$14.67	$16.40	0
01/01/2009 to 12/31/2009	$16.40	$16.31	0
01/01/2010 to 12/31/2010	$16.31	$17.11	0
01/01/2011 to 12/31/2011	$17.11	$18.37	0
01/01/2012 to 12/31/2012	$18.37	$18.73	0
01/01/2013 to 12/31/2013	$18.73	$18.15	0
01/01/2014 to 12/31/2014	$18.15	$18.81	0
01/01/2015 to 12/31/2015	$18.81	$18.78	0
01/01/2016 to 12/31/2016	$18.78	$18.92	0
01/01/2017 to 12/31/2017	$18.92	$19.19	0
Invesco V.I. International Growth Fund - Series I
01/01/2008 to 12/31/2008	$14.83	$8.80	0
01/01/2009 to 12/31/2009	$8.80	$11.84	0
01/01/2010 to 12/31/2010	$11.84	$13.29	0
01/01/2011 to 12/31/2011	$13.29	$12.34	0
01/01/2012 to 12/31/2012	$12.34	$14.18	0
01/01/2013 to 12/31/2013	$14.18	$16.79	0
01/01/2014 to 12/31/2014	$16.79	$16.76	0
01/01/2015 to 12/31/2015	$16.76	$16.29	0
01/01/2016 to 12/31/2016	$16.29	$16.14	0
01/01/2017 to 12/31/2017	$16.14	$19.75	0
Janus Aspen Growth and Income
01/01/2008 to 12/31/2008	$11.11	$6.50	67,862
01/01/2009 to 12/31/2009	$6.50	$9.01	77,960
01/01/2010 to 04/30/2010	$9.01	$9.55	0
Janus Henderson Enterprise Portfolio
01/01/2008 to 12/31/2008	$8.47	$4.74	80,654
01/01/2009 to 12/31/2009	$4.74	$6.84	84,100
01/01/2010 to 12/31/2010	$6.84	$8.56	92,262
01/01/2011 to 12/31/2011	$8.56	$8.40	109,025
01/01/2012 to 12/31/2012	$8.40	$9.80	134,804
01/01/2013 to 12/31/2013	$9.80	$12.91	170,094
01/01/2014 to 12/31/2014	$12.91	$14.45	203,087
01/01/2015 to 12/31/2015	$14.45	$14.96	235,994
01/01/2016 to 12/31/2016	$14.96	$16.73	219,741
01/01/2017 to 12/31/2017	$16.73	$21.21	226,592

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Janus Henderson Global Research Portfolio
01/01/2008 to 12/31/2008	$8.66	$4.77	40,085
01/01/2009 to 12/31/2009	$4.77	$6.53	46,907
01/01/2010 to 12/31/2010	$6.53	$7.53	45,273
01/01/2011 to 12/31/2011	$7.53	$6.46	41,446
01/01/2012 to 12/31/2012	$6.46	$7.72	48,731
01/01/2013 to 12/31/2013	$7.72	$9.86	69,548
01/01/2014 to 12/31/2014	$9.86	$10.55	72,339
01/01/2015 to 12/31/2015	$10.55	$10.25	74,402
01/01/2016 to 12/31/2016	$10.25	$10.41	63,117
01/01/2017 to 12/31/2017	$10.41	$13.16	66,005
MFS® Growth Series - Initial Class
01/01/2008 to 12/31/2008	$16.96	$10.56	0
01/01/2009 to 12/31/2009	$10.56	$14.47	0
01/01/2010 to 12/31/2010	$14.47	$16.61	0
01/01/2011 to 12/31/2011	$16.61	$16.47	0
01/01/2012 to 12/31/2012	$16.47	$19.24	0
01/01/2013 to 12/31/2013	$19.24	$26.20	0
01/01/2014 to 12/31/2014	$26.20	$28.40	0
01/01/2015 to 12/31/2015	$28.40	$30.39	0
01/01/2016 to 12/31/2016	$30.39	$30.98	0
01/01/2017 to 12/31/2017	$30.98	$40.51	0
MFS Investors Growth
01/01/2008 to 12/31/2008	$8.47	$5.32	27,157
01/01/2009 to 12/31/2009	$5.32	$7.39	31,518
01/01/2010 to 12/31/2010	$7.39	$8.27	39,071
01/01/2011 to 12/31/2011	$8.27	$8.27	52,692
01/01/2012 to 12/31/2012	$8.27	$9.63	57,150
01/01/2013 to 12/31/2013	$9.63	$12.48	64,192
01/01/2014 to 12/31/2014	$12.48	$13.84	73,906
01/01/2015 to 03/27/2015	$13.84	$14.01	0
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class
03/27/2015* to 12/31/2015	$14.01	$13.76	76,131
01/01/2016 to 12/31/2016	$13.76	$14.53	63,824
01/01/2017 to 12/31/2017	$14.53	$18.57	55,676
MFS® Investors Trust Series - Initial Class
01/01/2008 to 12/31/2008	$11.75	$7.82	0
01/01/2009 to 12/31/2009	$7.82	$9.88	0
01/01/2010 to 12/31/2010	$9.88	$10.92	0
01/01/2011 to 12/31/2011	$10.92	$10.63	0
01/01/2012 to 12/31/2012	$10.63	$12.60	0
01/01/2013 to 12/31/2013	$12.60	$16.56	0
01/01/2014 to 12/31/2014	$16.56	$18.29	0
01/01/2015 to 12/31/2015	$18.29	$18.24	0
01/01/2016 to 12/31/2016	$18.24	$19.71	0
01/01/2017 to 12/31/2017	$19.71	$24.19	0
MFS® Total Return Bond Series - Initial Class
01/01/2008 to 12/31/2008	$15.91	$15.46	0
01/01/2009 to 12/31/2009	$15.46	$17.86	0
01/01/2010 to 12/31/2010	$17.86	$19.10	0
01/01/2011 to 12/31/2011	$19.10	$20.29	0
01/01/2012 to 12/31/2012	$20.29	$21.67	0
01/01/2013 to 12/31/2013	$21.67	$21.34	0
01/01/2014 to 12/31/2014	$21.34	$22.48	0
01/01/2015 to 12/31/2015	$22.48	$22.30	0
01/01/2016 to 12/31/2016	$22.30	$23.13	0
01/01/2017 to 12/31/2017	$23.13	$24.04	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
MFS® Total Return Series - Initial Class
01/01/2008 to 12/31/2008	$14.27	$11.05	0
01/01/2009 to 12/31/2009	$11.05	$12.98	0
01/01/2010 to 12/31/2010	$12.98	$14.20	0
01/01/2011 to 12/31/2011	$14.20	$14.38	0
01/01/2012 to 12/31/2012	$14.38	$15.92	0
01/01/2013 to 12/31/2013	$15.92	$18.85	0
01/01/2014 to 12/31/2014	$18.85	$20.35	0
01/01/2015 to 12/31/2015	$20.35	$20.18	0
01/01/2016 to 12/31/2016	$20.18	$21.91	0
01/01/2017 to 12/31/2017	$21.91	$24.48	0
PIMCO VIT Short-Term Portfolio
01/01/2008 to 12/31/2008	$11.02	$10.93	8,757
01/01/2009 to 12/31/2009	$10.93	$11.72	26,096
01/01/2010 to 12/31/2010	$11.72	$11.91	23,980
01/01/2011 to 12/31/2011	$11.91	$11.91	25,057
01/01/2012 to 12/31/2012	$11.91	$12.18	26,535
01/01/2013 to 12/31/2013	$12.18	$12.19	36,523
01/01/2014 to 12/31/2014	$12.19	$12.21	19,225
01/01/2015 to 12/31/2015	$12.21	$12.29	17,526
01/01/2016 to 12/31/2016	$12.29	$12.52	15,093
01/01/2017 to 12/31/2017	$12.52	$12.76	18,310
T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$21.14	$13.44	36,797
01/01/2009 to 12/31/2009	$13.44	$16.80	36,153
01/01/2010 to 12/31/2010	$16.80	$19.22	41,564
01/01/2011 to 12/31/2011	$19.22	$18.99	47,792
01/01/2012 to 12/31/2012	$18.99	$22.14	53,873
01/01/2013 to 12/31/2013	$22.14	$28.58	59,743
01/01/2014 to 12/31/2014	$28.58	$30.53	61,680
01/01/2015 to 12/31/2015	$30.53	$28.30	48,274
01/01/2016 to 12/31/2016	$28.30	$33.56	43,071
01/01/2017 to 12/31/2017	$33.56	$38.74	39,776
*Date that Portfolio was first offered in this product

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY
(CONDENSED FINANCIAL INFORMATION)
ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Prudential Conservative Balanced Portfolio
01/01/2008 to 12/31/2008	$15.77	$12.31	15,157
01/01/2009 to 12/31/2009	$12.31	$14.68	13,627
01/01/2010 to 12/31/2010	$14.68	$16.30	12,208
01/01/2011 to 12/31/2011	$16.30	$16.94	11,512
01/01/2012 to 12/31/2012	$16.94	$18.72	12,246
01/01/2013 to 12/31/2013	$18.72	$21.61	12,445
01/01/2014 to 12/31/2014	$21.61	$23.35	11,827
01/01/2015 to 12/31/2015	$23.35	$23.29	11,657
01/01/2016 to 12/31/2016	$23.29	$24.83	11,630
01/01/2017 to 12/31/2017	$24.83	$27.72	9,343
Prudential Diversified Bond Portfolio
01/01/2008 to 12/31/2008	$16.72	$16.04	32,935
01/01/2009 to 12/31/2009	$16.04	$19.20	35,166
01/01/2010 to 12/31/2010	$19.20	$21.10	43,556
01/01/2011 to 12/31/2011	$21.10	$22.53	48,543
01/01/2012 to 12/31/2012	$22.53	$24.78	52,809
01/01/2013 to 12/31/2013	$24.78	$24.44	49,963
01/01/2014 to 12/31/2014	$24.44	$26.01	54,854
01/01/2015 to 12/31/2015	$26.01	$25.78	51,231
01/01/2016 to 12/31/2016	$25.78	$27.04	53,917
01/01/2017 to 12/31/2017	$27.04	$28.75	50,066
Prudential Equity Portfolio
01/01/2008 to 12/31/2008	$16.82	$10.33	1,810
01/01/2009 to 12/31/2009	$10.33	$14.18	1,671
01/01/2010 to 12/31/2010	$14.18	$15.77	1,702
01/01/2011 to 12/31/2011	$15.77	$15.12	1,764
01/01/2012 to 12/31/2012	$15.12	$17.08	1,816
01/01/2013 to 12/31/2013	$17.08	$22.66	1,470
01/01/2014 to 12/31/2014	$22.66	$24.25	1,576
01/01/2015 to 12/31/2015	$24.25	$24.67	2,253
01/01/2016 to 12/31/2016	$24.67	$25.44	2,483
01/01/2017 to 12/31/2017	$25.44	$31.79	2,973
Prudential Flexible Managed Portfolio
01/01/2008 to 12/31/2008	$15.66	$11.70	12,162
01/01/2009 to 12/31/2009	$11.70	$13.94	9,100
01/01/2010 to 12/31/2010	$13.94	$15.52	9,736
01/01/2011 to 12/31/2011	$15.52	$16.08	10,178
01/01/2012 to 12/31/2012	$16.08	$18.12	11,669
01/01/2013 to 12/31/2013	$18.12	$21.63	10,487
01/01/2014 to 12/31/2014	$21.63	$23.86	12,147
01/01/2015 to 12/31/2015	$23.86	$23.95	11,226
01/01/2016 to 12/31/2016	$23.95	$25.82	7,688
01/01/2017 to 12/31/2017	$25.82	$29.50	6,844

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Prudential Global Portfolio
01/01/2008 to 12/31/2008	$18.13	$10.28	2,457
01/01/2009 to 12/31/2009	$10.28	$13.42	3,126
01/01/2010 to 12/31/2010	$13.42	$15.03	2,925
01/01/2011 to 12/31/2011	$15.03	$13.89	3,402
01/01/2012 to 12/31/2012	$13.89	$16.22	3,010
01/01/2013 to 12/31/2013	$16.22	$20.52	3,153
01/01/2014 to 12/31/2014	$20.52	$21.05	1,394
01/01/2015 to 12/31/2015	$21.05	$21.41	1,867
01/01/2016 to 12/31/2016	$21.41	$22.22	3,206
01/01/2017 to 12/31/2017	$22.22	$27.56	2,172
Prudential Government Income Portfolio
01/01/2008 to 12/31/2008	$16.89	$17.50	20,397
01/01/2009 to 12/31/2009	$17.50	$18.73	20,245
01/01/2010 to 12/31/2010	$18.73	$19.91	18,613
01/01/2011 to 12/31/2011	$19.91	$21.29	17,798
01/01/2012 to 12/31/2012	$21.29	$21.92	16,773
01/01/2013 to 12/31/2013	$21.92	$21.27	17,176
01/01/2014 to 12/31/2014	$21.27	$22.37	16,177
01/01/2015 to 12/31/2015	$22.37	$22.38	16,205
01/01/2016 to 12/31/2016	$22.38	$22.72	15,430
01/01/2017 to 12/31/2017	$22.72	$23.24	13,016
Prudential High Yield Bond Portfolio
01/01/2008 to 12/31/2008	$15.19	$11.73	17,203
01/01/2009 to 12/31/2009	$11.73	$17.15	19,919
01/01/2010 to 12/31/2010	$17.15	$19.43	19,134
01/01/2011 to 12/31/2011	$19.43	$20.29	16,917
01/01/2012 to 12/31/2012	$20.29	$23.07	18,684
01/01/2013 to 12/31/2013	$23.07	$24.58	18,261
01/01/2014 to 12/31/2014	$24.58	$25.08	19,648
01/01/2015 to 12/31/2015	$25.08	$24.31	15,588
01/01/2016 to 12/31/2016	$24.31	$28.08	13,682
01/01/2017 to 12/31/2017	$28.08	$30.08	12,062
Prudential Jennison Portfolio
01/01/2008 to 12/31/2008	$16.02	$9.98	46,150
01/01/2009 to 12/31/2009	$9.98	$14.18	46,661
01/01/2010 to 12/31/2010	$14.18	$15.78	59,624
01/01/2011 to 12/31/2011	$15.78	$15.72	56,198
01/01/2012 to 12/31/2012	$15.72	$18.15	57,261
01/01/2013 to 12/31/2013	$18.15	$24.82	59,498
01/01/2014 to 12/31/2014	$24.82	$27.12	52,345
01/01/2015 to 12/31/2015	$27.12	$30.04	52,124
01/01/2016 to 12/31/2016	$30.04	$29.59	44,207
01/01/2017 to 12/31/2017	$29.59	$40.18	41,683
Prudential Jennison 20/20 Focus Portfolio
01/01/2008 to 12/31/2008	$17.31	$10.47	35,798
01/01/2009 to 12/31/2009	$10.47	$16.41	39,630
01/01/2010 to 12/31/2010	$16.41	$17.59	43,814
01/01/2011 to 12/31/2011	$17.59	$16.75	46,245
01/01/2012 to 12/31/2012	$16.75	$18.47	58,909
01/01/2013 to 12/31/2013	$18.47	$23.84	56,892
01/01/2014 to 12/31/2014	$23.84	$25.38	57,562
01/01/2015 to 12/31/2015	$25.38	$26.80	57,300
01/01/2016 to 12/31/2016	$26.80	$27.06	33,785
01/01/2017 to 12/31/2017	$27.06	$35.02	28,867

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Prudential Government Money Market Portfolio
01/01/2008 to 12/31/2008	$13.80	$14.07	12,662
01/01/2009 to 12/31/2009	$14.07	$14.04	17,314
01/01/2010 to 12/31/2010	$14.04	$13.95	65,155
01/01/2011 to 12/31/2011	$13.95	$13.86	60,982
01/01/2012 to 12/31/2012	$13.86	$13.78	47,837
01/01/2013 to 12/31/2013	$13.78	$13.69	41,845
01/01/2014 to 12/31/2014	$13.69	$13.60	39,136
01/01/2015 to 12/31/2015	$13.60	$13.51	34,448
01/01/2016 to 12/31/2016	$13.51	$13.44	34,927
01/01/2017 to 12/31/2017	$13.44	$13.43	29,834
Prudential Small Capitalization Stock Portfolio
01/01/2008 to 12/31/2008	$19.64	$13.46	48,245
01/01/2009 to 12/31/2009	$13.46	$16.74	51,339
01/01/2010 to 12/31/2010	$16.74	$20.94	49,888
01/01/2011 to 12/31/2011	$20.94	$20.93	48,599
01/01/2012 to 12/31/2012	$20.93	$24.12	46,597
01/01/2013 to 12/31/2013	$24.12	$33.78	45,774
01/01/2014 to 12/31/2014	$33.78	$35.37	43,809
01/01/2015 to 12/31/2015	$35.37	$34.34	40,523
01/01/2016 to 12/31/2016	$34.34	$43.17	34,180
01/01/2017 to 12/31/2017	$43.17	$48.47	32,714
Prudential Stock Index Portfolio
01/01/2008 to 12/31/2008	$17.02	$10.66	58,615
01/01/2009 to 12/31/2009	$10.66	$13.35	65,288
01/01/2010 to 12/31/2010	$13.35	$15.20	61,553
01/01/2011 to 12/31/2011	$15.20	$15.40	54,110
01/01/2012 to 12/31/2012	$15.40	$17.70	55,470
01/01/2013 to 12/31/2013	$17.70	$23.19	58,600
01/01/2014 to 12/31/2014	$23.19	$26.11	58,461
01/01/2015 to 12/31/2015	$26.11	$26.25	49,755
01/01/2016 to 12/31/2016	$26.25	$29.17	62,621
01/01/2017 to 12/31/2017	$29.17	$35.20	57,561
Prudential Value Portfolio
01/01/2008 to 12/31/2008	$18.68	$10.71	69,919
01/01/2009 to 12/31/2009	$10.71	$15.10	76,968
01/01/2010 to 12/31/2010	$15.10	$17.08	77,623
01/01/2011 to 12/31/2011	$17.08	$16.03	76,045
01/01/2012 to 12/31/2012	$16.03	$18.25	77,099
01/01/2013 to 12/31/2013	$18.25	$24.13	74,068
01/01/2014 to 12/31/2014	$24.13	$26.40	68,445
01/01/2015 to 12/31/2015	$26.40	$24.08	65,325
01/01/2016 to 12/31/2016	$24.08	$26.66	43,963
01/01/2017 to 12/31/2017	$26.66	$30.98	37,416
AB VPS Growth & Income Portfolio
01/01/2008 to 12/31/2008	$14.88	$8.78	82,706
01/01/2009 to 12/31/2009	$8.78	$10.54	78,224
01/01/2010 to 12/31/2010	$10.54	$11.84	65,441
01/01/2011 to 12/31/2011	$11.84	$12.51	60,850
01/01/2012 to 12/31/2012	$12.51	$14.61	57,856
01/01/2013 to 12/31/2013	$14.61	$19.59	55,888
01/01/2014 to 12/31/2014	$19.59	$21.32	51,124
01/01/2015 to 12/31/2015	$21.32	$21.54	47,320
01/01/2016 to 12/31/2016	$21.54	$23.82	56,905
01/01/2017 to 12/31/2017	$23.82	$28.15	44,485

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
AB VPS Large Cap Growth Portfolio
01/01/2008 to 12/31/2008	$8.13	$4.87	64,024
01/01/2009 to 12/31/2009	$4.87	$6.66	54,164
01/01/2010 to 12/31/2010	$6.66	$7.28	37,695
01/01/2011 to 12/31/2011	$7.28	$6.98	36,163
01/01/2012 to 12/31/2012	$6.98	$8.11	33,012
01/01/2013 to 12/31/2013	$8.11	$11.07	33,441
01/01/2014 to 12/31/2014	$11.07	$12.56	28,606
01/01/2015 to 12/31/2015	$12.56	$13.86	31,714
01/01/2016 to 12/31/2016	$13.86	$14.14	25,851
01/01/2017 to 12/31/2017	$14.14	$18.54	20,817
AB VPS Small Cap Growth Portfolio
01/01/2008 to 12/31/2008	$13.25	$7.17	3,063
01/01/2009 to 12/31/2009	$7.17	$10.10	3,189
01/01/2010 to 12/31/2010	$10.10	$13.73	3,086
01/01/2011 to 12/31/2011	$13.73	$14.25	3,733
01/01/2012 to 12/31/2012	$14.25	$16.29	10,342
01/01/2013 to 12/31/2013	$16.29	$23.57	11,726
01/01/2014 to 12/31/2014	$23.57	$23.00	12,212
01/01/2015 to 12/31/2015	$23.00	$22.56	12,686
01/01/2016 to 12/31/2016	$22.56	$23.87	9,473
01/01/2017 to 12/31/2017	$23.87	$31.81	7,812
American Century VP Income & Growth Fund
01/01/2008 to 12/31/2008	$11.76	$7.64	21,442
01/01/2009 to 12/31/2009	$7.64	$8.97	24,275
01/01/2010 to 12/31/2010	$8.97	$10.17	19,738
01/01/2011 to 12/31/2011	$10.17	$10.42	18,530
01/01/2012 to 12/31/2012	$10.42	$11.88	18,981
01/01/2013 to 12/31/2013	$11.88	$16.03	14,981
01/01/2014 to 12/31/2014	$16.03	$17.92	15,860
01/01/2015 to 12/31/2015	$17.92	$16.80	12,669
01/01/2016 to 12/31/2016	$16.80	$18.94	8,664
01/01/2017 to 12/31/2017	$18.94	$22.68	10,281
Credit Suisse Trust U.S. Equity Flex III
01/01/2008 to 12/31/2008	$11.41	$7.00	11,221
01/01/2009 to 10/02/2009	$7.00	$8.35	0
Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.35	$9.06	12,236
01/01/2010 to 12/31/2010	$9.06	$10.30	12,188
01/01/2011 to 10/21/2011	$10.30	$9.57	0
Davis Value Portfolio
01/01/2008 to 12/31/2008	$13.99	$8.30	11,374
01/01/2009 to 12/31/2009	$8.30	$10.81	12,571
01/01/2010 to 12/31/2010	$10.81	$12.11	6,539
01/01/2011 to 12/31/2011	$12.11	$11.53	6,334
01/01/2012 to 12/31/2012	$11.53	$12.96	4,589
01/01/2013 to 12/31/2013	$12.96	$17.18	4,053
01/01/2014 to 12/31/2014	$17.18	$18.10	2,719
01/01/2015 to 12/31/2015	$18.10	$18.27	2,396
01/01/2016 to 12/31/2016	$18.27	$20.31	5,334
01/01/2017 to 12/31/2017	$20.31	$24.75	4,598

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
DELAWARE VIP Emerging Markets Series
01/01/2008 to 12/31/2008	$20.78	$10.00	21,076
01/01/2009 to 12/31/2009	$10.00	$17.70	25,750
01/01/2010 to 12/31/2010	$17.70	$20.84	27,293
01/01/2011 to 12/31/2011	$20.84	$16.61	26,180
01/01/2012 to 12/31/2012	$16.61	$18.89	28,397
01/01/2013 to 12/31/2013	$18.89	$20.67	30,107
01/01/2014 to 12/31/2014	$20.67	$18.88	27,137
01/01/2015 to 12/31/2015	$18.88	$16.03	29,654
01/01/2016 to 12/31/2016	$16.03	$18.15	31,267
01/01/2017 to 12/31/2017	$18.15	$25.35	29,994
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
01/01/2008 to 12/31/2008	$7.83	$5.10	312
01/01/2009 to 12/31/2009	$5.10	$6.78	479
01/01/2010 to 12/31/2010	$6.78	$7.73	564
01/01/2011 to 12/31/2011	$7.73	$7.75	777
01/01/2012 to 12/31/2012	$7.75	$8.62	1,613
01/01/2013 to 12/31/2013	$8.62	$11.51	1,970
01/01/2014 to 12/31/2014	$11.51	$12.98	1,085
01/01/2015 to 12/31/2015	$12.98	$12.48	1,651
01/01/2016 to 12/31/2016	$12.48	$13.69	1,538
01/01/2017 to 12/31/2017	$13.69	$15.68	1,667
Franklin Small-Mid Cap Growth VIP Fund
01/01/2008 to 12/31/2008	$10.31	$5.91	59,597
01/01/2009 to 12/31/2009	$5.91	$8.45	49,550
01/01/2010 to 12/31/2010	$8.45	$10.74	42,934
01/01/2011 to 12/31/2011	$10.74	$10.18	39,583
01/01/2012 to 12/31/2012	$10.18	$11.24	30,120
01/01/2013 to 12/31/2013	$11.24	$15.46	31,835
01/01/2014 to 12/31/2014	$15.46	$16.56	27,009
01/01/2015 to 12/31/2015	$16.56	$16.05	26,384
01/01/2016 to 12/31/2016	$16.05	$16.65	21,034
01/01/2017 to 12/31/2017	$16.65	$20.14	17,308
Templeton Foreign VIP Fund
01/01/2008 to 12/31/2008	$16.43	$9.76	23,364
01/01/2009 to 12/31/2009	$9.76	$13.31	25,877
01/01/2010 to 12/31/2010	$13.31	$14.37	23,526
01/01/2011 to 12/31/2011	$14.37	$12.79	20,690
01/01/2012 to 12/31/2012	$12.79	$15.07	18,613
01/01/2013 to 12/31/2013	$15.07	$18.46	18,194
01/01/2014 to 12/31/2014	$18.46	$16.34	16,409
01/01/2015 to 12/31/2015	$16.34	$15.21	16,670
01/01/2016 to 12/31/2016	$15.21	$16.25	11,263
01/01/2017 to 12/31/2017	$16.25	$18.89	11,483
Invesco V.I. Core Equity Fund - Series I
01/01/2008 to 12/31/2008	$16.25	$11.28	10,103
01/01/2009 to 12/31/2009	$11.28	$14.38	10,158
01/01/2010 to 12/31/2010	$14.38	$15.65	8,156
01/01/2011 to 12/31/2011	$15.65	$15.54	7,755
01/01/2012 to 12/31/2012	$15.54	$17.59	6,860
01/01/2013 to 12/31/2013	$17.59	$22.58	7,109
01/01/2014 to 12/31/2014	$22.58	$24.26	7,125
01/01/2015 to 12/31/2015	$24.26	$22.72	6,452
01/01/2016 to 12/31/2016	$22.72	$24.89	5,164
01/01/2017 to 12/31/2017	$24.89	$27.99	5,502

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Invesco V.I. Dynamics
01/01/2008 to 12/31/2008	$9.85	$5.08	14,440
01/01/2009 to 12/31/2009	$5.08	$7.19	13,818
01/01/2010 to 12/31/2010	$7.19	$8.84	11,902
01/01/2011 to 04/29/2011	$8.84	$9.88	0
Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$9.88	$8.10	11,736
01/01/2012 to 04/27/2012	$8.10	$9.21	0
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$9.21	$9.02	13,200
01/01/2013 to 12/31/2013	$9.02	$12.27	12,238
01/01/2014 to 12/31/2014	$12.27	$13.17	12,073
01/01/2015 to 12/31/2015	$13.17	$13.25	8,893
01/01/2016 to 12/31/2016	$13.25	$13.26	8,313
01/01/2017 to 12/31/2017	$13.26	$16.14	7,780
Invesco V.I. Government Securities Fund - Series I
01/01/2008 to 12/31/2008	$14.51	$16.19	11,839
01/01/2009 to 12/31/2009	$16.19	$16.08	10,653
01/01/2010 to 12/31/2010	$16.08	$16.84	5,225
01/01/2011 to 12/31/2011	$16.84	$18.06	6,214
01/01/2012 to 12/31/2012	$18.06	$18.38	4,850
01/01/2013 to 12/31/2013	$18.38	$17.79	2,947
01/01/2014 to 12/31/2014	$17.79	$18.40	2,813
01/01/2015 to 12/31/2015	$18.40	$18.35	3,494
01/01/2016 to 12/31/2016	$18.35	$18.45	3,589
01/01/2017 to 12/31/2017	$18.45	$18.69	3,929
Invesco V.I. International Growth Fund - Series I
01/01/2008 to 12/31/2008	$14.66	$8.68	42,240
01/01/2009 to 12/31/2009	$8.68	$11.67	47,741
01/01/2010 to 12/31/2010	$11.67	$13.08	49,160
01/01/2011 to 12/31/2011	$13.08	$12.12	47,205
01/01/2012 to 12/31/2012	$12.12	$13.92	55,295
01/01/2013 to 12/31/2013	$13.92	$16.45	54,230
01/01/2014 to 12/31/2014	$16.45	$16.40	52,714
01/01/2015 to 12/31/2015	$16.40	$15.92	51,950
01/01/2016 to 12/31/2016	$15.92	$15.74	49,896
01/01/2017 to 12/31/2017	$15.74	$19.24	47,277
Janus Aspen Growth and Income
01/01/2008 to 12/31/2008	$10.98	$6.42	92,224
01/01/2009 to 12/31/2009	$6.42	$8.88	101,584
01/01/2010 to 04/30/2010	$8.88	$9.41	0
Janus Henderson Enterprise Portfolio
01/01/2008 to 12/31/2008	$8.38	$4.68	81,803
01/01/2009 to 12/31/2009	$4.68	$6.74	83,026
01/01/2010 to 12/31/2010	$6.74	$8.43	67,965
01/01/2011 to 12/31/2011	$8.43	$8.25	62,698
01/01/2012 to 12/31/2012	$8.25	$9.62	54,508
01/01/2013 to 12/31/2013	$9.62	$12.65	57,450
01/01/2014 to 12/31/2014	$12.65	$14.14	48,364
01/01/2015 to 12/31/2015	$14.14	$14.62	47,424
01/01/2016 to 12/31/2016	$14.62	$16.32	47,815
01/01/2017 to 12/31/2017	$16.32	$20.66	43,723

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Janus Henderson Global Research Portfolio
01/01/2008 to 12/31/2008	$8.56	$4.71	12,693
01/01/2009 to 12/31/2009	$4.71	$6.44	10,356
01/01/2010 to 12/31/2010	$6.44	$7.41	8,186
01/01/2011 to 12/31/2011	$7.41	$6.35	8,812
01/01/2012 to 12/31/2012	$6.35	$7.58	12,600
01/01/2013 to 12/31/2013	$7.58	$9.67	12,145
01/01/2014 to 12/31/2014	$9.67	$10.32	13,170
01/01/2015 to 12/31/2015	$10.32	$10.02	13,002
01/01/2016 to 12/31/2016	$10.02	$10.16	13,415
01/01/2017 to 12/31/2017	$10.16	$12.82	13,716
MFS® Growth Series - Initial Class
01/01/2008 to 12/31/2008	$16.77	$10.43	6,355
01/01/2009 to 12/31/2009	$10.43	$14.26	6,935
01/01/2010 to 12/31/2010	$14.26	$16.35	6,453
01/01/2011 to 12/31/2011	$16.35	$16.19	7,541
01/01/2012 to 12/31/2012	$16.19	$18.88	8,112
01/01/2013 to 12/31/2013	$18.88	$25.67	7,222
01/01/2014 to 12/31/2014	$25.67	$27.78	7,236
01/01/2015 to 12/31/2015	$27.78	$29.69	7,601
01/01/2016 to 12/31/2016	$29.69	$30.22	7,402
01/01/2017 to 12/31/2017	$30.22	$39.46	7,423
MFS Investors Growth
01/01/2008 to 12/31/2008	$8.37	$5.25	3,373
01/01/2009 to 12/31/2009	$5.25	$7.28	3,355
01/01/2010 to 12/31/2010	$7.28	$8.14	2,998
01/01/2011 to 12/31/2011	$8.14	$8.13	3,172
01/01/2012 to 12/31/2012	$8.13	$9.45	2,291
01/01/2013 to 12/31/2013	$9.45	$12.23	2,591
01/01/2014 to 12/31/2014	$12.23	$13.55	2,877
01/01/2015 to 03/27/2015	$13.55	$13.71	0
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class
03/27/2015* to 12/31/2015	$13.71	$13.45	3,485
01/01/2016 to 12/31/2016	$13.45	$14.17	3,229
01/01/2017 to 12/31/2017	$14.17	$18.09	3,446
MFS® Investors Trust Series - Initial Class
01/01/2008 to 12/31/2008	$11.61	$7.72	2,695
01/01/2009 to 12/31/2009	$7.72	$9.74	2,625
01/01/2010 to 12/31/2010	$9.74	$10.75	2,741
01/01/2011 to 12/31/2011	$10.75	$10.44	2,912
01/01/2012 to 12/31/2012	$10.44	$12.37	2,985
01/01/2013 to 12/31/2013	$12.37	$16.23	3,476
01/01/2014 to 12/31/2014	$16.23	$17.90	3,147
01/01/2015 to 12/31/2015	$17.90	$17.82	2,927
01/01/2016 to 12/31/2016	$17.82	$19.23	2,964
01/01/2017 to 12/31/2017	$19.23	$23.56	1,799
MFS® Total Return Bond Series - Initial Class
01/01/2008 to 12/31/2008	$15.73	$15.26	11,252
01/01/2009 to 12/31/2009	$15.26	$17.61	10,949
01/01/2010 to 12/31/2010	$17.61	$18.80	10,197
01/01/2011 to 12/31/2011	$18.80	$19.94	8,160
01/01/2012 to 12/31/2012	$19.94	$21.27	8,193
01/01/2013 to 12/31/2013	$21.27	$20.91	7,923
01/01/2014 to 12/31/2014	$20.91	$21.99	7,454
01/01/2015 to 12/31/2015	$21.99	$21.78	7,639
01/01/2016 to 12/31/2016	$21.78	$22.56	7,440
01/01/2017 to 12/31/2017	$22.56	$23.42	6,596

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
MFS® Total Return Series - Initial Class
01/01/2008 to 12/31/2008	$14.10	$10.91	29,061
01/01/2009 to 12/31/2009	$10.91	$12.80	29,292
01/01/2010 to 12/31/2010	$12.80	$13.98	25,468
01/01/2011 to 12/31/2011	$13.98	$14.13	25,337
01/01/2012 to 12/31/2012	$14.13	$15.62	22,827
01/01/2013 to 12/31/2013	$15.62	$18.48	21,471
01/01/2014 to 12/31/2014	$18.48	$19.92	20,785
01/01/2015 to 12/31/2015	$19.92	$19.71	19,837
01/01/2016 to 12/31/2016	$19.71	$21.37	20,969
01/01/2017 to 12/31/2017	$21.37	$23.85	19,355
PIMCO VIT Short-Term Portfolio
01/01/2008 to 12/31/2008	$10.97	$10.87	7,607
01/01/2009 to 12/31/2009	$10.87	$11.64	7,725
01/01/2010 to 12/31/2010	$11.64	$11.81	8,133
01/01/2011 to 12/31/2011	$11.81	$11.79	8,681
01/01/2012 to 12/31/2012	$11.79	$12.04	9,274
01/01/2013 to 12/31/2013	$12.04	$12.03	9,633
01/01/2014 to 12/31/2014	$12.03	$12.04	10,149
01/01/2015 to 12/31/2015	$12.04	$12.09	11,314
01/01/2016 to 12/31/2016	$12.09	$12.30	10,666
01/01/2017 to 12/31/2017	$12.30	$12.51	9,115
T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$21.06	$13.37	7,802
01/01/2009 to 12/31/2009	$13.37	$16.68	9,441
01/01/2010 to 12/31/2010	$16.68	$19.06	8,061
01/01/2011 to 12/31/2011	$19.06	$18.81	8,173
01/01/2012 to 12/31/2012	$18.81	$21.89	8,462
01/01/2013 to 12/31/2013	$21.89	$28.21	9,175
01/01/2014 to 12/31/2014	$28.21	$30.10	7,832
01/01/2015 to 12/31/2015	$30.10	$27.85	8,244
01/01/2016 to 12/31/2016	$27.85	$32.98	9,851
01/01/2017 to 12/31/2017	$32.98	$38.02	9,744
*Date that Portfolio was first offered in this product

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY
(CONDENSED FINANCIAL INFORMATION)
ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded	At End of Period (Rounded)	Outstanding at End of Period
Prudential Conservative Balanced Portfolio
01/01/2008 to 12/31/2008	$15.66	$12.21	1,939
01/01/2009 to 12/31/2009	$12.21	$14.55	2,968
01/01/2010 to 12/31/2010	$14.55	$16.13	2,131
01/01/2011 to 12/31/2011	$16.13	$16.75	1,497
01/01/2012 to 12/31/2012	$16.75	$18.49	923
01/01/2013 to 12/31/2013	$18.49	$21.32	923
01/01/2014 to 12/31/2014	$21.32	$23.02	945
01/01/2015 to 12/31/2015	$23.02	$22.94	973
01/01/2016 to 12/31/2016	$22.94	$24.43	1,001
01/01/2017 to 12/31/2017	$24.43	$27.24	1,026
Prudential Diversified Bond Portfolio
01/01/2008 to 12/31/2008	$16.60	$15.91	2,785
01/01/2009 to 12/31/2009	$15.91	$19.02	4,827
01/01/2010 to 12/31/2010	$19.02	$20.88	4,927
01/01/2011 to 12/31/2011	$20.88	$22.28	7,420
01/01/2012 to 12/31/2012	$22.28	$24.48	11,676
01/01/2013 to 12/31/2013	$24.48	$24.12	13,186
01/01/2014 to 12/31/2014	$24.12	$25.64	26,035
01/01/2015 to 12/31/2015	$25.64	$25.39	29,193
01/01/2016 to 12/31/2016	$25.39	$26.61	29,183
01/01/2017 to 12/31/2017	$26.61	$28.26	30,968
Prudential Equity Portfolio
01/01/2008 to 12/31/2008	$16.69	$10.25	148
01/01/2009 to 12/31/2009	$10.25	$14.05	148
01/01/2010 to 12/31/2010	$14.05	$15.61	148
01/01/2011 to 12/31/2011	$15.61	$14.96	148
01/01/2012 to 12/31/2012	$14.96	$16.87	148
01/01/2013 to 12/31/2013	$16.87	$22.37	148
01/01/2014 to 12/31/2014	$22.37	$23.91	148
01/01/2015 to 12/31/2015	$23.91	$24.29	154
01/01/2016 to 12/31/2016	$24.29	$25.03	165
01/01/2017 to 12/31/2017	$25.03	$31.24	174
Prudential Flexible Managed Portfolio
01/01/2008 to 12/31/2008	$15.54	$11.60	1,990
01/01/2009 to 12/31/2009	$11.60	$13.81	1,735
01/01/2010 to 12/31/2010	$13.81	$15.36	1,376
01/01/2011 to 12/31/2011	$15.36	$15.90	1,443
01/01/2012 to 12/31/2012	$15.90	$17.90	472
01/01/2013 to 12/31/2013	$17.90	$21.34	802
01/01/2014 to 12/31/2014	$21.34	$23.52	656
01/01/2015 to 12/31/2015	$23.52	$23.58	676
01/01/2016 to 12/31/2016	$23.58	$25.41	994
01/01/2017 to 12/31/2017	$25.41	$28.99	994

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded	At End of Period (Rounded)	Outstanding at End of Period
Prudential Global Portfolio
01/01/2008 to 12/31/2008	$18.00	$10.20	2,258
01/01/2009 to 12/31/2009	$10.20	$13.30	679
01/01/2010 to 12/31/2010	$13.30	$14.88	935
01/01/2011 to 12/31/2011	$14.88	$13.74	971
01/01/2012 to 12/31/2012	$13.74	$16.02	633
01/01/2013 to 12/31/2013	$16.02	$20.25	663
01/01/2014 to 12/31/2014	$20.25	$20.75	706
01/01/2015 to 12/31/2015	$20.75	$21.08	1,696
01/01/2016 to 12/31/2016	$21.08	$21.86	805
01/01/2017 to 12/31/2017	$21.86	$27.09	854
Prudential Government Income Portfolio
01/01/2008 to 12/31/2008	$16.77	$17.36	7,048
01/01/2009 to 12/31/2009	$17.36	$18.56	8,231
01/01/2010 to 12/31/2010	$18.56	$19.71	1,893
01/01/2011 to 12/31/2011	$19.71	$21.05	91
01/01/2012 to 12/31/2012	$21.05	$21.66	205
01/01/2013 to 12/31/2013	$21.66	$20.99	239
01/01/2014 to 12/31/2014	$20.99	$22.06	641
01/01/2015 to 12/31/2015	$22.06	$22.04	299
01/01/2016 to 12/31/2016	$22.04	$22.35	9
01/01/2017 to 12/31/2017	$22.35	$22.84	9
Prudential High Yield Bond Portfolio
01/01/2008 to 12/31/2008	$15.08	$11.63	710
01/01/2009 to 12/31/2009	$11.63	$16.99	1
01/01/2010 to 12/31/2010	$16.99	$19.23	1
01/01/2011 to 12/31/2011	$19.23	$20.06	1
01/01/2012 to 12/31/2012	$20.06	$22.78	1
01/01/2013 to 12/31/2013	$22.78	$24.26	1
01/01/2014 to 12/31/2014	$24.26	$24.73	164
01/01/2015 to 12/31/2015	$24.73	$23.94	15
01/01/2016 to 12/31/2016	$23.94	$27.63	34
01/01/2017 to 12/31/2017	$27.63	$29.56	51
Prudential Jennison Portfolio
01/01/2008 to 12/31/2008	$15.90	$9.90	88,976
01/01/2009 to 12/31/2009	$9.90	$14.05	92,291
01/01/2010 to 12/31/2010	$14.05	$15.62	97,930
01/01/2011 to 12/31/2011	$15.62	$15.55	94,758
01/01/2012 to 12/31/2012	$15.55	$17.93	79,981
01/01/2013 to 12/31/2013	$17.93	$24.49	76,609
01/01/2014 to 12/31/2014	$24.49	$26.74	67,450
01/01/2015 to 12/31/2015	$26.74	$29.59	67,254
01/01/2016 to 12/31/2016	$29.59	$29.11	65,273
01/01/2017 to 12/31/2017	$29.11	$39.49	65,911
Prudential Jennison 20/20 Focus Portfolio
01/01/2008 to 12/31/2008	$17.18	$10.38	57,852
01/01/2009 to 12/31/2009	$10.38	$16.26	72,198
01/01/2010 to 12/31/2010	$16.26	$17.40	71,031
01/01/2011 to 12/31/2011	$17.40	$16.55	67,800
01/01/2012 to 12/31/2012	$16.55	$18.24	66,766
01/01/2013 to 12/31/2013	$18.24	$23.52	67,366
01/01/2014 to 12/31/2014	$23.52	$25.01	52,807
01/01/2015 to 12/31/2015	$25.01	$26.38	49,532
01/01/2016 to 12/31/2016	$26.38	$26.61	47,244
01/01/2017 to 12/31/2017	$26.61	$34.42	40,691

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded	At End of Period (Rounded)	Outstanding at End of Period
Prudential Government Money Market Portfolio
01/01/2008 to 12/31/2008	$13.70	$13.96	10,391
01/01/2009 to 12/31/2009	$13.96	$13.91	607
01/01/2010 to 12/31/2010	$13.91	$13.81	24,940
01/01/2011 to 12/31/2011	$13.81	$13.71	15,027
01/01/2012 to 12/31/2012	$13.71	$13.61	12,968
01/01/2013 to 12/31/2013	$13.61	$13.51	9,814
01/01/2014 to 12/31/2014	$13.51	$13.41	9,413
01/01/2015 to 12/31/2015	$13.41	$13.31	6,940
01/01/2016 to 12/31/2016	$13.31	$13.22	6,562
01/01/2017 to 12/31/2017	$13.22	$13.20	6,841
Prudential Small Capitalization Stock Portfolio
01/01/2008 to 12/31/2008	$19.50	$13.35	41,249
01/01/2009 to 12/31/2009	$13.35	$16.58	41,902
01/01/2010 to 12/31/2010	$16.58	$20.73	46,776
01/01/2011 to 12/31/2011	$20.73	$20.69	44,657
01/01/2012 to 12/31/2012	$20.69	$23.82	37,077
01/01/2013 to 12/31/2013	$23.82	$33.33	36,422
01/01/2014 to 12/31/2014	$33.33	$34.86	32,437
01/01/2015 to 12/31/2015	$34.86	$33.81	29,986
01/01/2016 to 12/31/2016	$33.81	$42.47	26,838
01/01/2017 to 12/31/2017	$42.47	$47.63	27,433
Prudential Stock Index Portfolio
01/01/2008 to 12/31/2008	$16.89	$10.57	6,563
01/01/2009 to 12/31/2009	$10.57	$13.23	5,004
01/01/2010 to 12/31/2010	$13.23	$15.05	4,959
01/01/2011 to 12/31/2011	$15.05	$15.23	4,407
01/01/2012 to 12/31/2012	$15.23	$17.48	3,477
01/01/2013 to 12/31/2013	$17.48	$22.89	1,011
01/01/2014 to 12/31/2014	$22.89	$25.74	9,220
01/01/2015 to 12/31/2015	$25.74	$25.85	15,681
01/01/2016 to 12/31/2016	$25.85	$28.70	20,371
01/01/2017 to 12/31/2017	$28.70	$34.60	31,772
Prudential Value Portfolio
01/01/2008 to 12/31/2008	$18.54	$10.62	83,787
01/01/2009 to 12/31/2009	$10.62	$14.96	92,359
01/01/2010 to 12/31/2010	$14.96	$16.90	90,504
01/01/2011 to 12/31/2011	$16.90	$15.84	82,104
01/01/2012 to 12/31/2012	$15.84	$18.02	71,963
01/01/2013 to 12/31/2013	$18.02	$23.81	72,306
01/01/2014 to 12/31/2014	$23.81	$26.02	60,282
01/01/2015 to 12/31/2015	$26.02	$23.71	56,274
01/01/2016 to 12/31/2016	$23.71	$26.22	55,155
01/01/2017 to 12/31/2017	$26.22	$30.45	51,846
AB VPS Growth & Income Portfolio
01/01/2008 to 12/31/2008	$14.77	$8.71	17,582
01/01/2009 to 12/31/2009	$8.71	$10.44	14,777
01/01/2010 to 12/31/2010	$10.44	$11.72	12,929
01/01/2011 to 12/31/2011	$11.72	$12.37	11,032
01/01/2012 to 12/31/2012	$12.37	$14.43	9,324
01/01/2013 to 12/31/2013	$14.43	$19.32	9,724
01/01/2014 to 12/31/2014	$19.32	$21.01	9,972
01/01/2015 to 12/31/2015	$21.01	$21.21	7,469
01/01/2016 to 12/31/2016	$21.21	$23.43	6,042
01/01/2017 to 12/31/2017	$23.43	$27.66	6,301

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded	At End of Period (Rounded)	Outstanding at End of Period
AB VPS Large Cap Growth Portfolio
01/01/2008 to 12/31/2008	$8.07	$4.83	20,123
01/01/2009 to 12/31/2009	$4.83	$6.59	16,305
01/01/2010 to 12/31/2010	$6.59	$7.21	15,725
01/01/2011 to 12/31/2011	$7.21	$6.90	11,070
01/01/2012 to 12/31/2012	$6.90	$8.01	11,418
01/01/2013 to 12/31/2013	$8.01	$10.92	9,456
01/01/2014 to 12/31/2014	$10.92	$12.38	9,177
01/01/2015 to 12/31/2015	$12.38	$13.65	10,073
01/01/2016 to 12/31/2016	$13.65	$13.90	8,129
01/01/2017 to 12/31/2017	$13.90	$18.22	8,384
AB VPS Small Cap Growth Portfolio
01/01/2008 to 12/31/2008	$13.15	$7.11	3,019
01/01/2009 to 12/31/2009	$7.11	$10.00	1,390
01/01/2010 to 12/31/2010	$10.00	$13.59	1,485
01/01/2011 to 12/31/2011	$13.59	$14.09	1,571
01/01/2012 to 12/31/2012	$14.09	$16.09	16,125
01/01/2013 to 12/31/2013	$16.09	$23.26	19,163
01/01/2014 to 12/31/2014	$23.26	$22.66	21,106
01/01/2015 to 12/31/2015	$22.66	$22.22	19,302
01/01/2016 to 12/31/2016	$22.22	$23.48	14,134
01/01/2017 to 12/31/2017	$23.48	$31.26	15,573
American Century VP Income & Growth Fund
01/01/2008 to 12/31/2008	$11.67	$7.58	6,834
01/01/2009 to 12/31/2009	$7.58	$8.88	728
01/01/2010 to 12/31/2010	$8.88	$10.06	239
01/01/2011 to 12/31/2011	$10.06	$10.30	94
01/01/2012 to 12/31/2012	$10.30	$11.73	94
01/01/2013 to 12/31/2013	$11.73	$15.81	94
01/01/2014 to 12/31/2014	$15.81	$17.66	9,304
01/01/2015 to 12/31/2015	$17.66	$16.54	18,275
01/01/2016 to 12/31/2016	$16.54	$18.63	21,302
01/01/2017 to 12/31/2017	$18.63	$22.29	30,111
Credit Suisse Trust U.S. Equity Flex III
01/01/2008 to 12/31/2008	$11.33	$6.94	6,797
01/01/2009 to 10/02/2009	$6.94	$8.27	0
Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.27	$8.97	5,624
01/01/2010 to 12/31/2010	$8.97	$10.20	5,253
01/01/2011 to 10/21/2011	$10.20	$9.46	0
Davis Value Portfolio
01/01/2008 to 12/31/2008	$13.89	$8.23	31,680
01/01/2009 to 12/31/2009	$8.23	$10.71	30,713
01/01/2010 to 12/31/2010	$10.71	$11.99	28,069
01/01/2011 to 12/31/2011	$11.99	$11.40	25,455
01/01/2012 to 12/31/2012	$11.40	$12.80	19,583
01/01/2013 to 12/31/2013	$12.80	$16.95	14,008
01/01/2014 to 12/31/2014	$16.95	$17.84	7,781
01/01/2015 to 12/31/2015	$17.84	$17.99	5,895
01/01/2016 to 12/31/2016	$17.99	$19.98	4,871
01/01/2017 to 12/31/2017	$19.98	$24.32	5,824

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded	At End of Period (Rounded)	Outstanding at End of Period
DELAWARE VIP Emerging Markets Series
01/01/2008 to 12/31/2008	$20.72	$9.96	24,946
01/01/2009 to 12/31/2009	$9.96	$17.62	27,947
01/01/2010 to 12/31/2010	$17.62	$20.72	25,360
01/01/2011 to 12/31/2011	$20.72	$16.50	22,477
01/01/2012 to 12/31/2012	$16.50	$18.74	21,200
01/01/2013 to 12/31/2013	$18.74	$20.48	19,251
01/01/2014 to 12/31/2014	$20.48	$18.69	24,009
01/01/2015 to 12/31/2015	$18.69	$15.86	23,795
01/01/2016 to 12/31/2016	$15.86	$17.94	24,765
01/01/2017 to 12/31/2017	$17.94	$25.03	24,115
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
01/01/2008 to 12/31/2008	$7.77	$5.06	267
01/01/2009 to 12/31/2009	$5.06	$6.71	1,822
01/01/2010 to 12/31/2010	$6.71	$7.65	1,428
01/01/2011 to 12/31/2011	$7.65	$7.66	1,632
01/01/2012 to 12/31/2012	$7.66	$8.52	1,664
01/01/2013 to 12/31/2013	$8.52	$11.36	2,457
01/01/2014 to 12/31/2014	$11.36	$12.79	2,297
01/01/2015 to 12/31/2015	$12.79	$12.29	2,474
01/01/2016 to 12/31/2016	$12.29	$13.46	2,525
01/01/2017 to 12/31/2017	$13.46	$15.41	2,595
Franklin Small-Mid Cap Growth VIP Fund
01/01/2008 to 12/31/2008	$10.23	$5.86	44,101
01/01/2009 to 12/31/2009	$5.86	$8.37	36,158
01/01/2010 to 12/31/2010	$8.37	$10.62	37,235
01/01/2011 to 12/31/2011	$10.62	$10.06	30,245
01/01/2012 to 12/31/2012	$10.06	$11.10	27,738
01/01/2013 to 12/31/2013	$11.10	$15.25	21,421
01/01/2014 to 12/31/2014	$15.25	$16.32	17,676
01/01/2015 to 12/31/2015	$16.32	$15.80	12,533
01/01/2016 to 12/31/2016	$15.80	$16.38	11,632
01/01/2017 to 12/31/2017	$16.38	$19.79	11,774
Templeton Foreign VIP Fund
01/01/2008 to 12/31/2008	$16.31	$9.67	8,673
01/01/2009 to 12/31/2009	$9.67	$13.19	8,017
01/01/2010 to 12/31/2010	$13.19	$14.22	8,629
01/01/2011 to 12/31/2011	$14.22	$12.64	7,821
01/01/2012 to 12/31/2012	$12.64	$14.88	4,023
01/01/2013 to 12/31/2013	$14.88	$18.21	4,032
01/01/2014 to 12/31/2014	$18.21	$16.11	4,849
01/01/2015 to 12/31/2015	$16.11	$14.98	5,126
01/01/2016 to 12/31/2016	$14.98	$15.98	3,294
01/01/2017 to 12/31/2017	$15.98	$18.57	1,141
Invesco V.I. Core Equity Fund - Series I
01/01/2008 to 12/31/2008	$15.48	$10.73	3,050
01/01/2009 to 12/31/2009	$10.73	$13.66	1,159
01/01/2010 to 12/31/2010	$13.66	$14.86	1,203
01/01/2011 to 12/31/2011	$14.86	$14.74	1,263
01/01/2012 to 12/31/2012	$14.74	$16.66	635
01/01/2013 to 12/31/2013	$16.66	$21.37	665
01/01/2014 to 12/31/2014	$21.37	$22.94	3,276
01/01/2015 to 12/31/2015	$22.94	$21.46	3,293
01/01/2016 to 12/31/2016	$21.46	$23.49	3,359
01/01/2017 to 12/31/2017	$23.49	$26.38	599

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded	At End of Period (Rounded)	Outstanding at End of Period
Invesco V.I. Dynamics
01/01/2008 to 12/31/2008	$9.77	$5.04	21,737
01/01/2009 to 12/31/2009	$5.04	$7.12	20,615
01/01/2010 to 12/31/2010	$7.12	$8.75	22,034
01/01/2011 to 04/29/2011	$8.75	$9.77	0
Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$9.77	$8.01	20,840
01/01/2012 to 04/27/2012	$8.01	$9.11	0
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$9.11	$8.90	16,384
01/01/2013 to 12/31/2013	$8.90	$12.11	12,817
01/01/2014 to 12/31/2014	$12.11	$12.98	8,965
01/01/2015 to 12/31/2015	$12.98	$13.04	4,611
01/01/2016 to 12/31/2016	$13.04	$13.05	1,231
01/01/2017 to 12/31/2017	$13.05	$15.86	1,625
Invesco V.I. Government Securities Fund - Series I
01/01/2008 to 12/31/2008	$14.40	$16.05	104
01/01/2009 to 12/31/2009	$16.05	$15.93	0
01/01/2010 to 12/31/2010	$15.93	$16.66	0
01/01/2011 to 12/31/2011	$16.66	$17.85	0
01/01/2012 to 12/31/2012	$17.85	$18.15	0
01/01/2013 to 12/31/2013	$18.15	$17.55	0
01/01/2014 to 12/31/2014	$17.55	$18.14	451
01/01/2015 to 12/31/2015	$18.14	$18.06	0
01/01/2016 to 12/31/2016	$18.06	$18.15	0
01/01/2017 to 12/31/2017	$18.15	$18.37	0
Invesco V.I. International Growth Fund - Series I
01/01/2008 to 12/31/2008	$14.55	$8.61	67,453
01/01/2009 to 12/31/2009	$8.61	$11.56	76,182
01/01/2010 to 12/31/2010	$11.56	$12.95	75,000
01/01/2011 to 12/31/2011	$12.95	$11.99	71,600
01/01/2012 to 12/31/2012	$11.99	$13.74	66,650
01/01/2013 to 12/31/2013	$13.74	$16.23	65,411
01/01/2014 to 12/31/2014	$16.23	$16.17	55,631
01/01/2015 to 12/31/2015	$16.17	$15.67	51,589
01/01/2016 to 12/31/2016	$15.67	$15.49	51,011
01/01/2017 to 12/31/2017	$15.49	$18.91	48,874
Janus Aspen Growth and Income
01/01/2008 to 12/31/2008	$10.90	$6.37	72,594
01/01/2009 to 12/31/2009	$6.37	$8.80	70,595
01/01/2010 to 04/30/2010	$8.80	$9.31	0
Janus Henderson Enterprise Portfolio
01/01/2008 to 12/31/2008	$8.31	$4.64	96,569
01/01/2009 to 12/31/2009	$4.64	$6.67	98,558
01/01/2010 to 12/31/2010	$6.67	$8.34	86,905
01/01/2011 to 12/31/2011	$8.34	$8.16	77,223
01/01/2012 to 12/31/2012	$8.16	$9.50	52,914
01/01/2013 to 12/31/2013	$9.50	$12.48	50,824
01/01/2014 to 12/31/2014	$12.48	$13.94	38,919
01/01/2015 to 12/31/2015	$13.94	$14.39	42,514
01/01/2016 to 12/31/2016	$14.39	$16.05	40,376
01/01/2017 to 12/31/2017	$16.05	$20.30	31,325

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded	At End of Period (Rounded)	Outstanding at End of Period
Janus Henderson Global Research Portfolio
01/01/2008 to 12/31/2008	$8.49	$4.67	9,659
01/01/2009 to 12/31/2009	$4.67	$6.38	8,993
01/01/2010 to 12/31/2010	$6.38	$7.33	9,791
01/01/2011 to 12/31/2011	$7.33	$6.28	10,034
01/01/2012 to 12/31/2012	$6.28	$7.48	9,425
01/01/2013 to 12/31/2013	$7.48	$9.54	9,218
01/01/2014 to 12/31/2014	$9.54	$10.17	20,538
01/01/2015 to 12/31/2015	$10.17	$9.86	26,141
01/01/2016 to 12/31/2016	$9.86	$9.99	29,616
01/01/2017 to 12/31/2017	$9.99	$12.60	37,307
MFS® Growth Series - Initial Class
01/01/2008 to 12/31/2008	$16.65	$10.34	13,192
01/01/2009 to 12/31/2009	$10.34	$14.13	10,758
01/01/2010 to 12/31/2010	$14.13	$16.18	11,321
01/01/2011 to 12/31/2011	$16.18	$16.01	10,307
01/01/2012 to 12/31/2012	$16.01	$18.65	11,426
01/01/2013 to 12/31/2013	$18.65	$25.33	9,925
01/01/2014 to 12/31/2014	$25.33	$27.39	10,104
01/01/2015 to 12/31/2015	$27.39	$29.24	10,294
01/01/2016 to 12/31/2016	$29.24	$29.74	8,829
01/01/2017 to 12/31/2017	$29.74	$38.79	7,143
MFS Investors Growth
01/01/2008 to 12/31/2008	$8.31	$5.21	0
01/01/2009 to 12/31/2009	$5.21	$7.21	0
01/01/2010 to 12/31/2010	$7.21	$8.05	0
01/01/2011 to 12/31/2011	$8.05	$8.27	0
01/01/2012 to 12/31/2012	$8.27	$9.33	0
01/01/2013 to 12/31/2013	$9.33	$12.07	2,939
01/01/2014 to 12/31/2014	$12.07	$13.35	2,939
01/01/2015 to 03/27/2015	$13.35	$13.51	0
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class
03/27/2015* to 12/31/2015	$13.51	$13.24	2,939
01/01/2016 to 12/31/2016	$13.24	$13.94	2,939
01/01/2017 to 12/31/2017	$13.94	$17.77	2,939
MFS® Investors Trust Series - Initial Class
01/01/2008 to 12/31/2008	$11.53	$7.66	2,008
01/01/2009 to 12/31/2009	$7.66	$9.64	2,255
01/01/2010 to 12/31/2010	$9.64	$10.63	2,445
01/01/2011 to 12/31/2011	$10.63	$10.33	2,641
01/01/2012 to 12/31/2012	$10.33	$12.21	2,836
01/01/2013 to 12/31/2013	$12.21	$16.01	5,254
01/01/2014 to 12/31/2014	$16.01	$17.64	2,252
01/01/2015 to 12/31/2015	$17.64	$17.54	2,252
01/01/2016 to 12/31/2016	$17.54	$18.91	2,252
01/01/2017 to 12/31/2017	$18.91	$23.15	2,252
MFS® Total Return Bond Series - Initial Class
01/01/2008 to 12/31/2008	$15.61	$15.13	1,846
01/01/2009 to 12/31/2009	$15.13	$17.44	4,231
01/01/2010 to 12/31/2010	$17.44	$18.61	3,096
01/01/2011 to 12/31/2011	$18.61	$19.71	3,304
01/01/2012 to 12/31/2012	$19.71	$21.00	2,641
01/01/2013 to 12/31/2013	$21.00	$20.63	1,198
01/01/2014 to 12/31/2014	$20.63	$21.68	309
01/01/2015 to 12/31/2015	$21.68	$21.45	0
01/01/2016 to 12/31/2016	$21.45	$22.20	0
01/01/2017 to 12/31/2017	$22.20	$23.01	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded	At End of Period (Rounded)	Outstanding at End of Period
MFS® Total Return Series - Initial Class
01/01/2008 to 12/31/2008	$14.00	$10.82	4,555
01/01/2009 to 12/31/2009	$10.82	$12.67	6,530
01/01/2010 to 12/31/2010	$12.67	$13.83	5,482
01/01/2011 to 12/31/2011	$13.83	$13.97	2,677
01/01/2012 to 12/31/2012	$13.97	$15.43	1,044
01/01/2013 to 12/31/2013	$15.43	$18.23	1,222
01/01/2014 to 12/31/2014	$18.23	$19.63	4,536
01/01/2015 to 12/31/2015	$19.63	$19.41	4,870
01/01/2016 to 12/31/2016	$19.41	$21.02	5,274
01/01/2017 to 12/31/2017	$21.02	$23.43	2,504
PIMCO VIT Short-Term Portfolio
01/01/2008 to 12/31/2008	$10.94	$10.83	0
01/01/2009 to 12/31/2009	$10.83	$11.58	1,558
01/01/2010 to 12/31/2010	$11.58	$11.74	190
01/01/2011 to 12/31/2011	$11.74	$11.71	3,390
01/01/2012 to 12/31/2012	$11.71	$11.95	3,057
01/01/2013 to 12/31/2013	$11.95	$11.92	3,976
01/01/2014 to 12/31/2014	$11.92	$11.92	3,872
01/01/2015 to 12/31/2015	$11.92	$11.96	4,143
01/01/2016 to 12/31/2016	$11.96	$12.16	2,624
01/01/2017 to 12/31/2017	$12.16	$12.36	2,630
T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$20.10	$12.74	8,931
01/01/2009 to 12/31/2009	$12.74	$15.89	10,569
01/01/2010 to 12/31/2010	$15.89	$18.14	5,960
01/01/2011 to 12/31/2011	$18.14	$17.88	5,059
01/01/2012 to 12/31/2012	$17.88	$20.79	3,024
01/01/2013 to 12/31/2013	$20.79	$26.76	3,453
01/01/2014 to 12/31/2014	$26.76	$28.52	6,308
01/01/2015 to 12/31/2015	$28.52	$26.37	3,611
01/01/2016 to 12/31/2016	$26.37	$31.20	3,775
01/01/2017 to 12/31/2017	$31.20	$35.92	1,565
*Date that Portfolio was first offered in this product

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MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

DISCOVERY PREMIER
_______________________________________
GROUP RETIREMENT ANNUITY
DISCOVERY PREMIER® is a registered service mark of The Prudential Insurance Company of America.
Discovery Premier Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries; Pruco Securities, LLC and Prudential Investment Management Services LLC.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 Broad Street
Newark, NJ 07102
© 2018 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.
DP.PU.003
Ed. 05/2018

PROSPECTUS	MAY 1, 2018
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
DISCOVERY PREMIER
_____________________
GROUP RETIREMENT
ANNUITY II
This prospectus describes the Prudential DISCOVERY PREMIER® Group Retirement Annuity II Contracts (the “Contracts”). The prospectus and the Statement of Additional Information (“SAI”) may not describe every investment option available to you under your plan. The prospectus and SAI only describe the Contract, a group variable annuity contract and the separate account (and its Subaccounts) within the group variable annuity contract. The Contract is sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, The Prudential Insurance Company of America may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”
As a participant, you may be able to allocate contributions made on your behalf to either of the two Subaccounts made available to you through your plan. Both Subaccounts invest in one of the following portfolios of the Fidelity® Variable Insurance Products:
FIDELITY® VARIABLE INSURANCE PRODUCTS
VIP Contrafund® Portfolio
VIP Mid Cap Portfolio
_____________________
In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a SAI, dated May 1, 2018 . That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549 , and its public reference number is (202) 551-8090.
The accompanying prospectuses for the funds and the related statements of additional information describe the investment objectives and risks of investing in the funds. We may offer additional funds and Subaccounts in the future. The contents of the SAI, with respect to the Contracts, appear in the “Other Information” section of this prospectus.
 _____________________
Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the funds. Read the fund prospectuses carefully and retain them for future reference.
In compliance with United States law, Prudential will deliver this prospectus to Contractholders that currently reside outside the United States.
As with all variable annuity contracts, the fact that we have filed a registration statement with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Prudential Insurance Company of America
Prudential Retirement Service Center
30 Scranton Office Park
Scranton, PA 18507
Telephone (877) 778-2100

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT CHARGES AND EXPENSES	3
Participant Transaction Expenses	3
Expense Example	4
Notes for Expense Example	4
Financial Statements	4
BRIEF DESCRIPTION OF THE CONTRACTS	4
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	6
The Prudential Insurance Company of America	6
Prudential Discovery Premier Group Variable Contract Account	6
The Funds	7
Payments to Prudential	7
Other Fund Information	7
THE CONTRACTS	8
The Accumulation Period	8
Allocation of Purchase Payments	9
Asset Allocation Program	9
Transfers	10
Redemption Fees and Abusive Trading Practices	11
Auto-Rebalancing	12
Withdrawals	12
Systematic Withdrawal Plan	13
Suspension of Payments or Transfers	14
Death Benefit	14
Discontinuance of Contributions	15
Loan Program	16
Modified Procedures	18
CHARGES, FEES AND DEDUCTIONS	19
Charges in General	19
Administrative Fee	19
Charge for Assuming Mortality and Expense Risks	19
Expenses Incurred by the Funds	19
Taxes Attributable to Premium	19
Loan Fee	19
Aggregate Nature of Charges	20
REQUESTS, CONSENTS AND NOTICES	20
FEDERAL TAX STATUS	20
Civil Union and Domestic Partner Considerations	20
Annuity Qualification	21
Tax Qualified Retirement Arrangements Using the Contracts	21
Contributions/Rollovers	21

i

ii

This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, Prudential is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.
Account—See the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) below.
Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account.
Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.
Annuity Date—The date that the Accumulation Period ends and annuity payments begin.
Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.
Business Day—A day on which the New York Stock Exchange is open for business. A Business day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
Code—The Internal Revenue Code of 1986, as amended.
Contractholder—The Employer, association or trust to which Prudential has issued a Contract.
Contracts—The group variable annuity contracts that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.
Contract Value—The dollar amount held under the Contract.
Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.
Fund—The Fidelity® Variable Insurance Products available under the Contracts. In this prospectus we use the term “fund” to refer to a series or portfolio of the Fund.
General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.
Good Order—Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.
Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.
Participant Account Value—The dollar amount held in a Participant Account.
Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.
Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding funds also referred to as “Discovery Account.”
Prudential Retirement Service Center—Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100.
Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at

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the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment—The amount of money you contribute under the Contract including amounts allocated from other Subaccounts and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial agreement, you can make additional Purchase Payments at any time during the Accumulation Period.
Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.
Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he/she invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the underlying funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his/her behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.
Variable Investment Options—The Subaccounts.

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SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Premier Group Retirement Annuity II. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the Contract. State premium taxes may also be deducted.
For more detailed information, including additional information about current and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.
Participant Transaction Expenses
Charge for Premium Tax
There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of the Contract Value.
Periodic Charges
The next table describes the fees and expenses you will pay periodically during the time that you participate in the Contract, not including underlying mutual fund fees and expenses.
Insurance and Administrative Expenses (as a percentage of Participant Account Value)

	Current*	Maximum**
Mortality and Expense Risk Charge	0.00%	0.15%
Administrative Fee	0.00%	0.75%

Total Separate Account Annual Expenses	0.00%	0.90%
___________

*
While Prudential does not currently charge separate account expenses, Prudential has entered into agreements with the underlying mutual fund and/or its investment adviser for certain services. Pursuant to those agreements, Prudential receives compensation based on the assets allocated to the underlying mutual funds. For more detailed information on these payments, please see the section entitled “Payments to Prudential.”

**	We may reduce the maximum fees identified above under certain Contracts due to economies of scale and other factors.
Loan Fees

	Current	Maximum*
New Loan Application Fee	$0.00	$75.00
Annual Loan Maintenance Fee	$0.00	$60.00
___________

*	We may reduce the maximum fees identified above under certain Contracts due to economies of scale and other factors.
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the Contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2017 . Fund expenses are not fixed or guaranteed by the Discovery Premier Group Retirement Annuity II, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.62%	0.63%

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Expense Example
This example is intended to help you compare the cost of participating in the Contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees (administrative fee), separate account annual expenses, and underlying mutual fund fees and expenses. The expenses in this example do not vary whether you surrender your interest in the annuity, do not surrender your interest in the annuity, or annuitize at the end of the applicable stated time period.
The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.
The cumulative expenses shown below assume a maximum administrative fee of 0.75% and a maximum mortality and expense risk charge of 0.15%. If the previously stated fees are less than the maximum, these expenses would be reduced accordingly.

1 yr	3 yrs	5 yrs	10 yrs
$156	$483	$834	$1824
Notes for Expense Example
This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.
Financial Statements
The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
A table of accumulation unit values has been included at the end of this prospectus.
BRIEF DESCRIPTION OF THE CONTRACTS
Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Premier Group Retirement Annuity II, and there are no support agreements from third parties relating to the capitalization of Prudential.
The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are two Variable Investment Options, each of which is called a Subaccount. Prudential may limit the number of subaccounts an Employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the funds listed in “The Funds” section. You may direct contributions to either of the two Variable Investment Options. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.
Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.
Prudential may assess charges under the Contracts for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We may deduct a mortality and expense risk charge equal to a maximum annual rate of 0.15%

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from the assets held in the Variable Investment Options with respect to all the Contracts. We may also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the Variable Investment Options. Currently, there are no administrative or mortality and expense risk charges. You can find further details about these charges in the “Summary of Contract Expenses” and “Administrative Fee” sections.
A charge against each of the funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”
Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. The 10% tax penalty generally does not apply to Section 457 plans. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts without the imposition of tax liability.
As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See section “Requests, Consents and Notices” for further information.
All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day will be effective for that Business Day; however, an earlier transaction cutoff time will apply with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential, 30 Scranton Office Park, Scranton, PA 18507 ; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507; or (3) fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. See the “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.
There is no “free look” or right to cancel this Contract. Once you allocate a contribution to a Subaccount, you may not cancel or “free look” your request. However, you may subsequently withdraw or transfer that contribution and allocate it to another Subaccount or to other investment options offered by your retirement plan. There are no withdrawal or transfer charges but your contribution will be subject to the investment performance of that Subaccount for the period in which it was invested. Therefore, the Subaccount value could be more or less than your original contribution.
We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

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GENERAL INFORMATION ABOUT PRUDENTIAL,
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE
CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACTS
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ 07102 . We have been investing for pension funds since 1928.
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential generally is responsible for the administrative and record keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts and preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential may be reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.
Prudential Discovery Premier Group Variable Contract Account
Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently two Subaccounts available to you within the Discovery Account. These Subaccounts invest in the corresponding funds available under the Contracts. We may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

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The Funds
The Variable Investment Options that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The following is a list of each fund, its investment objective and its investment adviser and/or subadviser:
FIDELITY® VARIABLE INSURANCE PRODUCTS
Share Class: Initial Class
VIP Contrafund® Portfolio    The fund’s investment objective is to seek long-term capital appreciation.
VIP Mid Cap Portfolio    The fund’s investment objective is to seek long-term growth of capital.
The investment adviser for these portfolios is Fidelity Management & Research Company.
______________________
Further information about the Fund portfolios is available in the accompanying prospectus for each fund.
Payments to Prudential
Respecting this Contract, Prudential has entered into agreements with certain funds and/or the investment advisers of such funds to provide administrative and support services to such funds. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.21% annually of the average assets allocated to the funds under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the fund itself and/or the assets of the fund’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the funds, indirectly bear the costs of these fees (see the funds’ prospectuses for more information).
We may also receive Rule 12b-1 fees from some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to contract owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by contract owners.
In addition, the investment adviser, subadviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Other Fund Information
The investment advisers to the various funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each fund.

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Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresee any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any portfolio of the funds, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.
A full description of the funds appears in the accompanying prospectuses for each fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.
A fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

THE CONTRACTS
Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents Employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating Employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.
Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period
Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.
If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his/her Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.
As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts. The Participant may change this designation usually by notifying Prudential as described under the “Requests, Consents and Notices” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record keeper. See the “Modified Procedures” section.

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Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his/her behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Business Day during which the contribution is received by Prudential in Good Order at the address shown on the cover page of this prospectus or such other address as Prudential may direct.
Prudential generally will invest the initial contribution to the Contract made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will promptly notify the Contractholder and request the needed information. If we are unable to obtain this information within five Business Days of when we received the contribution, we will return the contribution to the Contractholder. The contribution is not subject to the investment performance of the Subaccount until the valuation date in which it is applied. Therefore, during this time period the contribution will not increase or decrease in value. Any contribution that Prudential returns to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. The Contractholder may avoid this problem if it arranges to have the returned contributions paid into a qualified trust or annuity contract.
A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment performance of the Subaccount.
Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.
Prudential typically sets the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the unit change factor for that day by the Unit Value for the preceding Business Day.
Prudential determines the unit change factor for any Business Day by dividing the current day net asset value for fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
Allocation of Purchase Payments
A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com/online/retirement, or by contacting the Prudential Retirement Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described under the “Requests, Consents and Notices” section of this prospectus.
If a third party (rather than Prudential) provides record keeping services to your plan and has been designated as our pricing agent, then purchases, withdrawals and transfers received in Good Order by that record keeper on a given Business Day will be priced by Prudential as of that Business Day.
Asset Allocation Program
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.

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Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. Prudential is not acting as your fiduciary as defined by ERISA, or any rule or guidance promulgated thereunder, by making the asset allocation program available to you. If you need investment advice, please consult a qualified professional.
The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.
Transfers
A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, Prudential may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential as described under the “Requests, Consents and Notices” section.
If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus covering a Participant.
Prudential is the issuer of the Contract and has also been hired as the record keeper or administrator of the retirement plan. The Contractholder owns the Contract and has the right to terminate it. If the Contractholder terminates the Contract, the Contract allows the Contractholder to transfer amounts in the Subaccounts to the Contractholder or an institution or account in which the Contractholder designates without seeking consent from Participants. A Participant may withdraw or transfer Contract Value to any permissible investment option that the retirement plan offers prior to the Contract termination date.
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.
Transfers that you make among Subaccounts will take effect as of the end of the Business Day in which a proper transfer request is received at Prudential, in Good Order.
From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

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Redemption Fees and Abusive Trading Practices
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by market timing/excessive trading, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•
Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.

•
Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract, and otherwise allowed by law, Prudential will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•
Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

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A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Auto-Rebalancing
The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his/her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Business Day for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Business Day which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.
Withdrawals
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.
The Code imposes restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his/her Employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.
Furthermore, subject to any restrictions upon withdrawals contained in the tax deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his/her Participant Account Value under a predecessor Prudential tax sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.
With respect to retirement arrangements other than tax deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his/her Participant Account Value may be restricted by the retirement arrangement under which he/she is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.
We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income.
We will effect the withdrawal as of the end of the Business Day in which a proper withdrawal request is received at Prudential in Good Order. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

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Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your Employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your Employer’s plan permits.
We will generally pay the amount of any withdrawal within seven (7) days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b).
Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct Prudential to withdraw amounts from your Participant Account Value to pay such plan expenses by selling units of the Account.
Systematic Withdrawal Plan
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts in which he/she invests. A Participant may arrange for systematic withdrawals only if at the time he/she elects to have such an arrangement, the balance in his/her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he/she has first separated from service with his/her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.
Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by Beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status” section.
You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by related state and federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.
We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b).
Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the

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Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his/her Participant Account or has instructed Prudential in writing to terminate his/her systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment performance during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period. Prudential will take your systematic withdrawals proportionally from all the Subaccounts.
A Participant may change the frequency, amount or duration of his/her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.
A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.
If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

•	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	Trading on the New York Stock Exchange is restricted;

•	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

•	The SEC, by order, permits suspension or postponement of payments for the protection of investors.
Death Benefit
When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated Beneficiary a death benefit made up of the balance in the Participant Account. The death benefit will be valued as of the end of the Business Day in which proof of death and a claim and payment election forms are received at Prudential in Good Order.
The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.
Prudential will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal;

•	systematic withdrawals;

•	an annuity; or

•	a combination of the three.
Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described below under “Federal Tax Status.” If the Participant has not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

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•
to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated Beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated Beneficiary.
Unless the retirement arrangement that covered the Participant provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity” section. The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See the “Federal Tax Status” section of this prospectus. If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a single cash payment to the Beneficiary. A specific Contract may provide that an annuity is payable to the Beneficiary if the Beneficiary fails to make an election.
With respect to the death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction. Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts that make up the Participant Account for the Beneficiary in the same manner as they had been for the Participant, except:

•	the Beneficiary may make no contributions; and

•	the Beneficiary may not take a loan.
Discontinuance of Contributions
By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.
On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.
The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his/her Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant , or the Plan Sponsor on the Participant's behalf, the value as of the date of cancellation.

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Loan Program
The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
The loans described in this section (which involve the Variable Investment Options) work as follows:
The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.
Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.
Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.
Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.
There is currently no loan application fee. A maximum loan application fee of up to $75.00 may be charged for each new loan, which amount is not refundable. In addition, there is currently no annual loan maintenance fee. A maximum annual loan maintenance fee of up to $60.00 may be charged, which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we may deduct the loan maintenance fee annually.
Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).
A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.
We may delay the processing of a loan in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may, however, refuse to make a loan if your Employer has not informed us that it is able to provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b).
Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively. The new basis will apply only to loans made after the effective date.
Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.
If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than two (2) months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less

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frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military Leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)
$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)
One-half ( 1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as a loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.
Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the Employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

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Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the 90 day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.
If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. Such offset is the sole remedy for non-payment to which the Participant is subject. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time but is not required to do so.
Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)
A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a distribution of any portion of the Account Value, or the grace period has expired.
A Participant may not request a direct rollover of the loan note.

If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.

Modified Procedures
Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record keeper is the Contractholder’s

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agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Business Day in which Prudential receives appropriate instructions and/or funds from the record keeper. The Contract will set forth any such different procedures.
CHARGES, FEES AND DEDUCTIONS
Charges in General
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, Prudential is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
Administrative Fee
Prudential may impose an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts. Prudential may reduce this administrative fee under certain Contracts due to economies of scale or other factors. While we do not presently charge an administrative fee, we have the right to increase this fee up to a maximum of 0.75% annually and will provide written notice before doing so.
Charge for Assuming Mortality and Expense Risks
Prudential may make a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential may reduce the charge for mortality and expense risks under certain Contracts due to economies of scale or other factors. While we do not presently assess a charge for mortality and expense risks, we have the right to increase this charge up to a maximum of 0.15% annually and will provide written notice before doing so.
Expenses Incurred by the Funds
Participants indirectly bear the charges and expenses of the funds. Details about investment management fees and other fund expenses are available in the accompanying prospectuses for the funds and the related statements of additional information.
Taxes Attributable to Premium
There are federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
Loan Fee
There is currently no loan application fee and no annual loan maintenance fee. A maximum loan application fee of up to $75.00 may be charged for each new loan, which amount is not refundable. In addition, there may be a maximum annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account.
This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we may deduct the loan maintenance fee annually. For additional information about loans, turn to the “Loan Program” section of this prospectus.

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Aggregate Nature of Charges
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
REQUESTS, CONSENTS AND NOTICES
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.
Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.
FEDERAL TAX STATUS
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Civil Union and Domestic Partner Considerations
The summary that follows includes a description of certain spousal rights under the Contract and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same sex couples have a constitutional right to marry, thus requiring all states to

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allow same sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser with regard to spousal rights under the Contract for a domestic partner or civil union partner.
Annuity Qualification
This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.
Tax Qualified Retirement Arrangements Using the Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), IRAs, Roth IRAs, and Section 403(b) tax deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where Employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Cost basis for a tax favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or Roth Account or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs or Roth IRAs, which is the responsibility of the IRA owner.
The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.
Contributions/Rollovers
In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Deductions for IRA contributions may be limited based on income if the individual or their spouse is a Participant in an Employer plan.
Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.

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The “rollover” rules under the Code are fairly technical; however, a Participant (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan. Beginning January 1, 2015, a Participant can only make an IRA to IRA rollover if the Participant has not made a rollover involving any IRAs owned by the Participant in the prior 12 months. For rollovers prior to 2015, a Participant was able to make an IRA to IRA rollover in a 12-month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
Rollover Self-Certification. After August 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Earnings
Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.
Distributions or Withdrawals
When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.
Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.
Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years. Distributions from a Roth account under an employer plan are taxed similarly.
Tax Deferred Annuities
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,500 in 2018 . Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2018 . This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 government plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59 1/2;

•	Your severance of employment;

•	Your death;

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•	Your total and permanent disability; or

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “required beginning date” which is April  1st of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the required beginning date.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Distributions that are made after the required beginning date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his/her designated Beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his/her designated Beneficiary.
Distributions to Beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the required beginning date, but before his/her entire interest in his/her Participant Account has been distributed, and did not designate a Beneficiary, his/her remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a Beneficiary, the entire interest in his/her Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated Beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his/her designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary, if they would provide a smaller payment requirement.
As of 2007, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a Section 457 governmental plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do, the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA.” A non-spouse Beneficiary may also roll death benefits to an “inherited Roth IRA.” The “required minimum distribution” rules regarding non-spouse Beneficiaries continue to apply.
An excise tax applies to Participants or Beneficiaries who fail to take the required minimum distribution in any calendar year.
Special Considerations Regarding Exchanges Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if

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you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
Section 403(c) Annuity Arrangements Using the Contracts
Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the required minimum distribution rules described above nor to the rules described below as penalty taxes on withdrawals and annuity payments and required distributions upon death of participant.
ERISA Considerations
Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.
Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.
In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an Employer that is a tax exempt entity does not inform us that it will approve Participant requests for loans and hardships, such transactions may not be available to Participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his/her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.
Taxes Payable by Participant
We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender
If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn.
If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.
If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

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Taxes on Annuity Payments
A portion of each annuity payment a Participant receives will be treated as a partial return of Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of the Purchase Payments have been recovered, a tax deduction is allowed for the unrecovered amount.
Tax Penalty on Withdrawals and Annuity Payments
Any taxable amount received under the Contract may be subject to a 10% tax penalty. The 10% tax penalty generally does not apply to Section 457 Plans . Also, amounts are not subject to this tax penalty if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the tax penalty that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.
Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a Beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.
Required Distributions Upon Death of Participant
For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For qualified plans, see “Required Minimum Distribution Rules” previously discussed in this section. If the Participant dies on or after the Annuity Date, and did not designate a Beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the Annuity Date, the entire interest in the Contract must be distributed within five (5) years after the date of death. However, if the Participant designated a Beneficiary, the designated Beneficiary may select an annuity payment option with payments to begin within one (1) year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. The designated Beneficiary is the person to whom the ownership of the Contract passes by reason of death, and must be a natural person.
If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.
As of 2007, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a Section 457 governmental plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers, but if they do, the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer

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plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA.” A non-spouse Beneficiary may also roll death benefits to an “inherited Roth IRA.” The required minimum distribution rules regarding non-spouse Beneficiaries continue to apply.
Withholding
Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
Taxes on Prudential
Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
EFFECTING AN ANNUITY
Subject to the restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his/her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.
In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.
For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50% joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly,

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if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s Beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his/her spouse, if then living.
Once annuity payments begin, the Annuitant cannot surrender his/her annuity benefit and receive a one sum payment.
We make the following forms of annuity available to Participants.
Life Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant. We guarantee that if, at the death of the Annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), they will be continued during the remainder of the selected period to his/her Beneficiary.
Annuity Certain
This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the Annuitant. If the Annuitant dies during the period certain, we will continue payments in the same amount the Annuitant was receiving to his/her Beneficiary. We make no further payments after the end of the period certain.
Joint and Survivor Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant with payments continued after his/her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the Annuitant’s death are the same as those the Annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the Annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the Annuitant. The amounts of each payment made to the Annuitant will be lower as the percentage he/she selects to be paid to the contingent annuitant is higher. If both the Annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), we will continue payments during the remainder of the period certain to the properly designated Beneficiary.
We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.
If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the Beneficiary is other than a natural person receiving payments in his/her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.
Purchasing the Annuity
We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.
We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.
Spousal Consent Rules for Certain Retirement Plans
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code.

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If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plan and Money Purchase Pension Plans—If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his/her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.
Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his/her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans)—Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities and 457 Plans—Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.
OTHER INFORMATION
Misstatement of Age or Sex
If an Annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and adjust the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.
Sale of the Contract and Sales Commissions
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102.
PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 2.85% of your Purchase Payments; or

•
a combination of a commission on Purchase Payments and a “trail” commission, which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his/her broker-dealer firm.

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We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Discovery Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.
Voting Rights
As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, Prudential votes the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b) and with respect to any IRA or other individual contract.
The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Discovery Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the funds in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which the investor may give us instructions is determined as of the record date

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chosen by the Board of the applicable Fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
Substitution of Fund Shares
We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to the underlying portfolio held by the Subaccount being replaced. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports to Participants
Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We will also send Participants in certain plans annual and semi-annual reports for the applicable funds.
State Regulation
Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.
The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.
In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.
Legal Proceedings
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time

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to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2017 , the aggregate range of reasonably possible losses in excess of accruals established is not material. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Discovery Account; the ability of PIMS to perform its contract with the Discovery Account; or Prudential’s ability to meet its obligations under the Contract.
Assignment
Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account funding the Contracts consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York, NY 10041 ; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 10th Floor 2 Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon East, Mumbai Maharashtra, India 400063.
Additional Information
Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

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Statement of Additional Information
How to Contact Us
You can contact the Prudential Retirement Service Center by:

•
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

•
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

•	accessing information via our internet website at www.prudential.com/online/retirement.
You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
•Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

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DISCOVERY PREMIER GROUP RETIREMENT ANNUITY II
(CONDENSED FINANCIAL INFORMATION)
ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .00% and Mortality & Expense Charge Fee of .00%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Fidelity® VIP Contrafund Portfolio
07/01/2015* to 12/31/2015	$10.00	$9.69	27,574,243
01/01/2016 to 12/31/2016	$9.69	$10.47	25,912,039
01/01/2017 to 12/31/2017	$10.47	$12.76	26,336,480
Fidelity® VIP Mid Cap Portfolio
07/01/2015* to 12/31/2015	$10.00	$9.31	18,559,243
01/01/2016 to 12/31/2016	$9.31	$10.45	16,941,252
01/01/2017 to 12/31/2017	$10.45	$12.62	15,986,414
*Date that an accumulation unit value was first struck

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE DISCOVERY PREMIER GROUP RETIREMENT ANNUITY II DESCRIBED IN THIS PROSPECTUS

(print your name)

(address)

(city/state/zip code)

MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

DISCOVERY PREMIER
_______________________________________
GROUP RETIREMENT ANNUITY II
DISCOVERY PREMIER® is a registered service mark of The Prudential Insurance Company of America.
Discovery Premier Group Retirement Annuity II is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries; Pruco Securities, LLC and Prudential Investment Management Services LLC.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 Broad Street
Newark, NJ 07102
© 2018 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.
NOT01SU141
Ed. 05/2018

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2018
DISCOVERY PREMIER
GROUP RETIREMENT ANNUITY
DISCOVERY PREMIER
GROUP RETIREMENT ANNUITY II
DISCOVERY PREMIER
GROUP VARIABLE ANNUITY CONTRACTS
ISSUED THROUGH
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT
The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY PREMIER® Group Retirement Annuity and Group Retirement Annuity II Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 and 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified deferred compensation plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
Contributions to the DISCOVERY PREMIER® Group Retirement Annuity Contract made on behalf of a Participant may be invested in one or more of the 35 Subaccounts of the Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AB Variable Products Series Fund, Inc; American Century Variable Portfolios, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; The Dreyfus Sustainable U.S. Equity Portfolio, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS® Variable Insurance Trust; MFS® Variable Insurance Trust II; PIMCO Variable Insurance Trust; and T. Rowe Price Equity Series, Inc.
Contributions to the DISCOVERY PREMIER® Group Retirement Annuity II Contract made on behalf of a Participant may be invested in one or more of the two Subaccounts of the Prudential Discovery Premier Group Variable Contract Account. Each Subaccount is invested in a corresponding portfolio of the Fidelity® Variable Insurance Products.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the following prospectuses:
Discovery Premier Group Retirement Annuity, dated May 1, 2018 .
Discovery Premier Group Retirement Annuity II, dated May 1, 2018 .
Certain portions of that prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling (877) 778-2100.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Retirement Service Center
30 Scranton Office Park
Scranton, PA 18507
Telephone: (877) 778-2100

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ADMINISTRATION
The assets of each Subaccount of the Discovery Account are invested in a corresponding fund. The prospectus and the statement of additional information of each fund describe the investment management and administration of that fund.
We are generally responsible for the administrative and record keeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses borne by us may include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
We may be reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.

GUARANTEED INTEREST ACCOUNT
The Contract may make available a Guaranteed Interest Account, which only applies to the Discovery Premier Group Retirement Annuity. Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and Statement of Additional Information only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts contributions allocated to the Discovery Account.
The following information is provided for informational purposes. You can request additional information from your plan regarding the Guaranteed Interest Account.
Market Value Adjustment
As applicable, the market value of the amount withdrawn from the Guaranteed Interest Account will be calculated using the formula described in this paragraph. A separate market value adjustment is determined for each portion of the Guaranteed Interest Account (each, a “Rate Segment”). The interest rate applicable to each such Rate Segment is compared to the interest rate credited for new Contributions in the current quarter.
The market value adjustment for a Rate Segment is calculated by subtracting the interest rate for new Contributions from the interest rate credited to that Rate Segment and multiplying that result by a factor of 3.0. In most cases the market value adjustment will be either a zero or a negative adjustment. The Contract may also provide that in no event will the application of the market value adjustment cause a Withdrawal from the Guaranteed Interest Account to be less than the Contributions withdrawn, accrued at an interest rate specified in the Contract.
Each market value adjustment is then applied to the dollars withdrawn from the corresponding Rate Segment. The market value of the amount withdrawn from the Guaranteed Interest Account is equal to the sum of the market values of the amount withdrawn from of each Rate Segment. The market value adjustment factor may be changed by Prudential as provided for in the Contract.
Interest Crediting Formula
Interest is credited to the Guaranteed Interest Account as described in the Contract. There may be different interest rates applicable to different portions of a Participant’s Guaranteed Interest Account.
Competing Funds
A Participant may not directly transfer any amount between the Guaranteed Interest Account and a Competing Fund.
A “Competing Fund” is an investment option available under a Participant’s Plan that is primarily comprised of high quality fixed income securities with an average duration of less than or equal to 4.5 years. Competing Funds include but are not limited to money market and short term bond funds. The prospectus described the Competing Funds in the Discovery Account but your Plan may offer other Competing Funds, such as a stable value insurance contract, that are not part of this group variable annuity Contract. The prospectus and the SAI do not describe every investment option available to you under your Plan, they only describe this group variable annuity Contract and the separate account (and its subaccounts) within the group variable annuity. If you have questions regarding what other Competing Funds are available in your Plan, you should contact your Plan administrator.

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Prudential and your Plan may agree to replace the Market Value Adjustment on certain transfers from the Guaranteed Interest Account as described in the prospectus with a restriction on transfers between the Guaranteed Interest Account and a Competing Fund.
A Participant may indirectly transfer amounts from the Guaranteed Interest Account to a Competing Fund by first transferring the amount to be transferred into an investment option that is not a Competing Fund and further provided that at least 90 days has passed since such amount has been transferred into the investment option that is not a Competing Fund. Amounts transferred from the Guaranteed Interest Account to a non-Competing Fund may be transferred back into the Guaranteed Interest Account after 90 days. In the event of unusual market volatility, Prudential may waive the 90 day restriction.

EXPERTS
The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 and the financial statements of the Prudential Discovery Premier Group Variable Contract Account as of December 31, 2017 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
During 2017, 2016 and 2015, $174,068, $156,899, and $158,681, respectively, were paid to PIMS for its services as principal underwriter with respect to the DISCOVERY PREMIER ® Group Retirement Annuity. PIMS retained none of the commissions. During 2017 and 2016 , with respect to the DISCOVERY PREMIER Group Retirement Annuity II, no commissions were paid to PIMS for its services as principal underwriter.
As discussed in the prospectus, PIMS pays commissions to broker-dealers that sell the Contracts according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•
Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

•
Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•
Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

4

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2017 ) received payment with respect to the DISCOVERY PREMIER® Group Retirement Annuity during 2017 (or as to which a payment was accrued during 2017 ). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2017, the least amount paid, and greatest amount paid, were $72 and $172,698 , respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firm(s):	MML Insurance Agency TBS Agency
Wells Fargo Wealth Brokerage Insurance Agency
There are no firms (or affiliated broker-dealers) as of December 31, 2017, that we are aware received payment with respect to the DISCOVERY PREMIER Group Retirement Annuity II during 2017 (or as to which a payment was accrued during 2017 ).

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a Unit in each Subaccount will be determined by multiplying the value of a Unit of that Subaccount for the preceding Business Day by the unit change factor for that Subaccount for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Subaccount is determined by multiplying the number of shares of the fund held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, Prudential is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Prudential and contract owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate Unit Values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

5

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Prudential, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Prudential, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

FEDERAL TAX STATUS
Other Tax Rules

1.	Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2.	Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3.	Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4.	Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS
The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

6

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at fair value	$490,657	$5,990,028	$1,477,399	$2,751,514	$2,831,054
Receivable from (Payable to) The Prudential
Insurance Company of America	180	1,114	225	489	528
Net Assets	$490,837	$5,991,142	$1,477,624	$2,752,003	$2,831,582

NET ASSETS, representing:
Accumulation units	$490,837	$5,991,142	$1,477,624	$2,752,003	$2,831,582
	$490,837	$5,991,142	$1,477,624	$2,752,003	$2,831,582

Units outstanding	36,675	205,586	62,281	96,995	93,726

Portfolio shares held	49,066	455,862	117,068	101,270	94,747
Portfolio net asset value per share	$10.00	$13.14	$12.62	$27.17	$29.88
Investment in portfolio shares, at cost	$490,657	$5,173,638	$1,388,549	$1,614,179	$1,405,119

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$3,061	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	3,420	30,456	7,661	12,480	12,300
NET INVESTMENT INCOME (LOSS)	(359)	(30,456)	(7,661)	(12,480)	(12,300)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	11,955	6,269	8,110	13,591
Net change in unrealized gain (loss) on investments	—	377,302	40,348	297,057	351,719
NET GAIN (LOSS) ON INVESTMENTS	—	389,257	46,617	305,167	365,310

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(359)	$358,801	$38,956	$292,687	$353,010

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$364,235	$14,996,253	$6,735,610	$5,729,967	$1,367,987
Receivable from (Payable to) The Prudential
Insurance Company of America	86	2,985	1,374	1,617	341
Net Assets	$364,321	$14,999,238	$6,736,984	$5,731,584	$1,368,328

NET ASSETS, representing:
Accumulation units	$364,321	$14,999,238	$6,736,984	$5,731,584	$1,368,328
	$364,321	$14,999,238	$6,736,984	$5,731,584	$1,368,328

Units outstanding	12,114	417,863	206,520	142,832	48,460

Portfolio shares held	70,452	252,547	130,738	92,883	39,848
Portfolio net asset value per share	$5.17	$59.38	$51.52	$61.69	$34.33
Investment in portfolio shares, at cost	$338,995	$8,186,743	$2,858,736	$1,889,385	$692,695

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$23,072	$217,365	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	2,275	68,191	28,184	30,972	6,139
NET INVESTMENT INCOME (LOSS)	20,797	149,174	(28,184)	(30,972)	(6,139)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	272,021	—	—	—
Net realized gain (loss) on shares redeemed	1,587	23,866	123,142	91,968	114,102
Net change in unrealized gain (loss) on investments	3,763	2,169,620	1,271,598	1,477,333	173,550
NET GAIN (LOSS) ON INVESTMENTS	5,350	2,465,507	1,394,740	1,569,301	287,652

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26,147	$2,614,681	$1,366,556	$1,538,329	$281,513

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	MFS Growth Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Prudential Value Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$169,720	$569,759	$1,967,117	$2,736,613	$2,890,991
Receivable from (Payable to) The Prudential
Insurance Company of America	77	210	492	1,121	1,190
Net Assets	$169,797	$569,969	$1,967,609	$2,737,734	$2,892,181

NET ASSETS, representing:
Accumulation units	$169,797	$569,969	$1,967,609	$2,737,734	$2,892,181
	$169,797	$569,969	$1,967,609	$2,737,734	$2,892,181

Units outstanding	6,101	14,566	51,085	89,262	60,147

Portfolio shares held	4,622	11,652	67,206	86,383	75,071
Portfolio net asset value per share	$36.72	$48.90	$29.27	$31.68	$38.51
Investment in portfolio shares, at cost	$120,329	$274,441	$1,302,498	$1,152,707	$903,346

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	MFS Growth Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Prudential Value Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$1,682	$548	$32,230	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	1,039	3,439	9,188	17,428	17,478
NET INVESTMENT INCOME (LOSS)	643	(2,891)	23,042	(17,428)	(17,478)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	8,425	20,723	184,725	—	—
Net realized gain (loss) on shares redeemed	5,237	7,126	2,272	124,105	43,381
Net change in unrealized gain (loss) on investments	6,493	115,737	61,501	295,395	298,717
NET GAIN (LOSS) ON INVESTMENTS	20,155	143,586	248,498	419,500	342,098

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,798	$140,695	$271,540	$402,072	$324,620

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	AB VPS Growth and Income Portfolio (Class A)	AB VPS Large Cap Growth Portfolio (Class A)
ASSETS
Investment in the portfolios, at fair value	$2,410,460	$73,469	$1,833,087	$1,426,001	$538,409
Receivable from (Payable to) The Prudential
Insurance Company of America	934	(15)	579	463	183
Net Assets	$2,411,394	$73,454	$1,833,666	$1,426,464	$538,592

NET ASSETS, representing:
Accumulation units	$2,411,394	$73,454	$1,833,666	$1,426,464	$538,592
	$2,411,394	$73,454	$1,833,666	$1,426,464	$538,592

Units outstanding	69,558	3,929	96,151	50,785	29,201

Portfolio shares held	77,283	6,439	45,954	42,759	9,556
Portfolio net asset value per share	$31.19	$11.41	$39.89	$33.35	$56.34
Investment in portfolio shares, at cost	$867,024	$75,395	$1,064,666	$745,513	$162,996

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	AB VPS Growth and Income Portfolio (Class A)	AB VPS Large Cap Growth Portfolio (Class A)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$1,527	$26,081	$20,431	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	14,688	413	11,283	8,573	3,376
NET INVESTMENT INCOME (LOSS)	(14,688)	1,114	14,798	11,858	(3,376)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	120,915	30,529
Net realized gain (loss) on shares redeemed	153,484	(19)	9,014	14,117	12,931
Net change in unrealized gain (loss) on investments	437,923	(184)	320,535	87,499	105,154
NET GAIN (LOSS) ON INVESTMENTS	591,407	(203)	329,549	222,531	148,614

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$576,719	$911	$344,347	$234,389	$145,238

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AB VPS Small Cap Growth Portfolio (Class A)	American Century VP Income & Growth Fund (Class I)	Davis Value Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	Franklin Small-Mid Cap Growth VIP Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$735,079	$904,068	$255,291	$66,123	$2,767,903
Receivable from (Payable to) The Prudential
Insurance Company of America	161	123	126	18	712
Net Assets	$735,240	$904,191	$255,417	$66,141	$2,768,615

NET ASSETS, representing:
Accumulation units	$735,240	$904,191	$255,417	$66,141	$2,768,615
	$735,240	$904,191	$255,417	$66,141	$2,768,615

Units outstanding	23,385	40,392	10,422	4,262	134,883

Portfolio shares held	41,933	84,413	25,053	1,642	140,431
Portfolio net asset value per share	$17.53	$10.71	$10.19	$40.27	$19.71
Investment in portfolio shares, at cost	$621,694	$666,919	$211,796	$49,603	$2,203,257

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AB VPS Small Cap Growth Portfolio (Class A)	American Century VP Income & Growth Fund (Class I)	Davis Value Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	Franklin Small-Mid Cap Growth VIP Fund (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$19,198	$1,829	$678	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	4,220	5,095	1,559	402	13,291
NET INVESTMENT INCOME (LOSS)	(4,220)	14,103	270	276	(13,291)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	17,073	20,351	3,898	238,751
Net realized gain (loss) on shares redeemed	(24,406)	144	2,564	22	(31,237)
Net change in unrealized gain (loss) on investments	212,611	107,943	24,946	3,768	312,129
NET GAIN (LOSS) ON INVESTMENTS	188,205	125,160	47,861	7,688	519,643

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$183,985	$139,263	$48,131	$7,964	$506,352

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Templeton Foreign VIP Fund (Class I)	Invesco V.I. Mid Cap Growth Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)	MFS Total Return Bond Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$1,104,996	$152,133	$6,343,493	$1,516,040	$154,425
Receivable from (Payable to) The Prudential
Insurance Company of America	291	(777)	1,610	(1,140)	51
Net Assets	$1,105,287	$151,356	$6,345,103	$1,514,900	$154,476

NET ASSETS, representing:
Accumulation units	$1,105,287	$151,356	$6,345,103	$1,514,900	$154,476
	$1,105,287	$151,356	$6,345,103	$1,514,900	$154,476

Units outstanding	57,336	9,406	301,640	117,028	6,597

Portfolio shares held	69,936	27,070	89,788	29,610	11,681
Portfolio net asset value per share	$15.80	$5.62	$70.65	$51.20	$13.22
Investment in portfolio shares, at cost	$830,444	$58,819	$3,160,541	$873,000	$128,231

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Templeton Foreign VIP Fund (Class I)	Invesco V.I. Mid Cap Growth Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)	MFS Total Return Bond Series (Initial Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$28,866	$—	$14,385	$10,815	$5,765

EXPENSES
Charges for mortality and expense risk, and for
administration	5,101	876	29,029	7,111	1,036
NET INVESTMENT INCOME (LOSS)	23,765	(876)	(14,644)	3,704	4,729

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	9,226	355,850	—	—
Net realized gain (loss) on shares redeemed	(1,925)	78	22,314	2,943	378
Net change in unrealized gain (loss) on investments	134,941	19,121	985,714	292,299	1,195
NET GAIN (LOSS) ON INVESTMENTS	133,016	28,425	1,363,878	295,242	1,573

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$156,781	$27,549	$1,349,234	$298,946	$6,302

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	MFS Investors Trust Series (Initial Class)	MFS Total Return Series (Initial Class)	PIMCO Short-Term Portfolio (Administrative Class)	Delaware VIP Emerging Markets Series	MFS Massachusetts Investors Growth Stock Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$94,485	$520,067	$380,060	$3,760,843	$1,148,045
Receivable from (Payable to) The Prudential
Insurance Company of America	39	132	88	982	231
Net Assets	$94,524	520,199	$380,148	$3,761,825	$1,148,276

NET ASSETS, representing:
Accumulation units	$94,524	$520,199	$380,148	$3,761,825	$1,148,276
	$94,524	$520,199	$380,148	$3,761,825	$1,148,276

Units outstanding	4,051	21,859	30,056	146,908	62,061

Portfolio shares held	3,142	21,055	36,650	150,074	61,723
Portfolio net asset value per share	$30.07	$24.70	$10.37	$25.06	$18.60
Investment in portfolio shares, at cost	$52,832	$363,220	$364,300	$2,273,560	$867,235

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Investors Trust Series (Initial Class)	MFS Total Return Series (Initial Class)	PIMCO Short-Term Portfolio (Administrative Class)	Delaware VIP Emerging Markets Series	MFS Massachusetts Investors Growth Stock Portfolio (Initial Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$884	$11,974	$6,365	$18,994	$6,852

EXPENSES
Charges for mortality and expense risk, and for
administration	730	3,136	1,934	17,609	5,182
NET INVESTMENT INCOME (LOSS)	154	8,838	4,431	1,385	1,670

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,771	13,934	—	—	54,637
Net realized gain (loss) on shares redeemed	4,313	3,156	1,207	17,897	10,608
Net change in unrealized gain (loss) on investments	13,759	31,455	1,200	1,069,981	198,355
NET GAIN (LOSS) ON INVESTMENTS	22,843	48,545	2,407	1,087,878	263,600

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$22,997	$57,383	$6,838	$1,089,263	$265,270

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio (Initial Class)	Fidelity VIP Mid Cap Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$335,943,011	$201,815,218
Receivable from (Payable to) The Prudential
Insurance Company of America	(53)	(27)
Net Assets	$335,942,958	$201,815,191

NET ASSETS, representing:
Accumulation units	$335,942,958	$201,815,191
	$335,942,958	$201,815,191

Units outstanding	26,336,480	15,986,414

Portfolio shares held	8,854,586	5,182,723
Portfolio net asset value per share	$37.94	$38.94
Investment in portfolio shares, at cost	$306,270,069	$178,586,288

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio (Initial Class)	Fidelity VIP Mid Cap Portfolio (Initial Class)
	1/1/2017	1/1/2017
	to	to
	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$3,123,773	$1,317,802

EXPENSES
Charges for mortality and expense risk, and for
administration	—	—
NET INVESTMENT INCOME (LOSS)	3,123,773	1,317,802

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	15,886,767	8,401,435
Net realized gain (loss) on shares redeemed	(225,795)	(49,376)
Net change in unrealized gain (loss) on investments	41,909,937	25,926,252
NET GAIN (LOSS) ON INVESTMENTS	57,570,909	34,278,311

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$60,694,682	$35,596,113

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(359)	$(30,456)	$(7,661)	$(12,480)	$(12,300)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	11,955	6,269	8,110	13,591
Net change in unrealized gain (loss) on investments	—	377,302	40,348	297,057	351,719
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(359)	358,801	38,956	292,687	353,010

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	54,452	606,355	36,520	76,747	233,641
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(120,677)	(513,363)	(281,681)	(86,170)	(193,180)
Net transfers between other subaccounts
or fixed rate option	1,598	(72,624)	(19,083)	(38,567)	1,920
Other charges	(297)	(3,009)	(702)	(1,245)	(1,270)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(64,924)	17,359	(264,946)	(49,235)	41,111

TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,283)	376,160	(225,990)	243,452	394,121

NET ASSETS
Beginning of period	556,120	5,614,982	1,703,614	2,508,551	2,437,461
End of period	$490,837	$5,991,142	$1,477,624	$2,752,003	$2,831,582

Beginning units	41,489	205,031	73,526	98,889	92,306
Units issued	5,288	25,059	1,678	2,869	8,444
Units redeemed	(10,102)	(24,504)	(12,923)	(4,763)	(7,024)
Ending units	36,675	205,586	62,281	96,995	93,726

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$20,797	$149,174	$(28,184)	$(30,972)	$(6,139)
Capital gains distributions received	—	272,021	—	—	—
Net realized gain (loss) on shares redeemed	1,587	23,866	123,142	91,968	114,102
Net change in unrealized gain (loss) on investments	3,763	2,169,620	1,271,598	1,477,333	173,550
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,147	2,614,681	1,366,556	1,538,329	281,513

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	23,351	490,119	17,353	285,032	64,598
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(48,782)	(768,620)	(233,788)	(279,318)	(294,139)
Net transfers between other subaccounts
or fixed rate option	(21,305)	178,755	(84)	(124,411)	8,272
Other charges	(224)	(7,100)	(2,933)	(3,293)	(608)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(46,960)	(106,846)	(219,452)	(121,990)	(221,877)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,813)	2,507,835	1,147,104	1,416,339	59,636

NET ASSETS
Beginning of period	385,134	12,491,403	5,589,880	4,315,245	1,308,692
End of period	$364,321	$14,999,238	$6,736,984	$5,731,584	$1,368,328

Beginning units	13,717	420,083	214,444	145,995	57,573
Units issued	1,103	28,091	794	10,675	2,764
Units redeemed	(2,706)	(30,311)	(8,718)	(13,838)	(11,877)
Ending units	12,114	417,863	206,520	142,832	48,460

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	MFS Growth Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Prudential Value Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$643	$(2,891)	$23,042	$(17,428)	$(17,478)
Capital gains distributions received	8,425	20,723	184,725	—	—
Net realized gain (loss) on shares redeemed	5,237	7,126	2,272	124,105	43,381
Net change in unrealized gain (loss) on investments	6,493	115,737	61,501	295,395	298,717
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,798	140,695	271,540	402,072	324,620

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	9,369	11,299	83,766	170,775	145,258
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(76,907)	(202,279)	(223,942)	(170,796)
Net transfers between other subaccounts
or fixed rate option	(67,704)	8,952	(72,486)	(227,454)	(20,354)
Other charges	(98)	(353)	(929)	(1,705)	(1,782)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(58,433)	(57,009)	(191,928)	(282,326)	(47,674)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,635)	83,686	79,612	119,746	276,946

NET ASSETS
Beginning of period	207,432	486,283	1,887,997	2,617,988	2,615,235
End of period	$169,797	$569,969	$1,967,609	$2,737,734	$2,892,181

Beginning units	8,523	16,232	56,696	99,119	61,018
Units issued	354	587	3,194	6,767	4,621
Units redeemed	(2,776)	(2,253)	(8,805)	(16,624)	(5,492)
Ending units	6,101	14,566	51,085	89,262	60,147
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	AB VPS Growth and Income Portfolio (Class A)	AB VPS Large Cap Growth Portfolio (Class A)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(14,688)	$1,114	$14,798	$11,858	$(3,376)
Capital gains distributions received	—	—	—	120,915	30,529
Net realized gain (loss) on shares redeemed	153,484	(19)	9,014	14,117	12,931
Net change in unrealized gain (loss) on investments	437,923	(184)	320,535	87,499	105,154
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	576,719	911	344,347	234,389	145,238

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	127,020	6,449	124,386	50,976	19,195
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(157,330)	(94)	(122,002)	(196,894)	(115,597)
Net transfers between other subaccounts
or fixed rate option	(304,910)	—	(87,447)	(158,322)	11,671
Other charges	(1,532)	(42)	(1,133)	(880)	(354)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(336,752)	6,313	(86,196)	(305,120)	(85,085)

TOTAL INCREASE (DECREASE) IN NET ASSETS	239,967	7,224	258,151	(70,731)	60,153

NET ASSETS
Beginning of period	2,171,427	66,230	1,575,515	1,497,195	478,439
End of period	$2,411,394	$73,454	$1,833,666	$1,426,464	$538,592

Beginning units	81,029	3,588	100,907	62,947	33,980
Units issued	4,193	346	7,712	2,296	1,854
Units redeemed	(15,664)	(5)	(12,468)	(14,458)	(6,633)
Ending units	69,558	3,929	96,151	50,785	29,201

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AB VPS Small Cap Growth Portfolio (Class A)	American Century VP Income & Growth Fund (Class I)	Davis Value Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	Franklin Small-Mid Cap Growth VIP Fund (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(4,220)	$14,103	$270	$276	$(13,291)
Capital gains distributions received	—	17,073	20,351	3,898	238,751
Net realized gain (loss) on shares redeemed	(24,406)	144	2,564	22	(31,237)
Net change in unrealized gain (loss) on investments	212,611	107,943	24,946	3,768	312,129
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	183,985	139,263	48,131	7,964	506,352

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	45,848	76,663	33,027	25,175	41,108
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(43,910)	(34,199)	(38,085)	—	(242,107)
Net transfers between other subaccounts
or fixed rate option	(8,171)	161,956	6,841	(21,992)	9,993
Other charges	(458)	(573)	(163)	(41)	(1,320)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(6,691)	203,847	1,620	3,142	(192,326)

TOTAL INCREASE (DECREASE) IN NET ASSETS	177,294	343,110	49,751	11,106	314,026

NET ASSETS
Beginning of period	557,946	561,081	205,666	55,035	2,454,589
End of period	$735,240	$904,191	$255,417	$66,141	$2,768,615

Beginning units	23,607	29,965	10,203	4,062	144,828
Units issued	3,070	12,911	1,843	1,716	2,812
Units redeemed	(3,292)	(2,484)	(1,624)	(1,516)	(12,757)
Ending units	23,385	40,392	10,422	4,262	134,883

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Templeton Foreign VIP Fund (Class I)	Invesco V.I. Mid Cap Growth Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)	MFS Total Return Bond Series (Initial Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$23,765	$(876)	$(14,644)	$3,704	$4,729
Capital gains distributions received	—	9,226	355,850	—	—
Net realized gain (loss) on shares redeemed	(1,925)	78	22,314	2,943	378
Net change in unrealized gain (loss) on investments	134,941	19,121	985,714	292,299	1,195
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	156,781	27,549	1,349,234	298,946	6,302

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	58,158	16,392	465,377	155,511	10,922
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(57,883)	(18,519)	(520,528)	(126,598)	(31,999)
Net transfers between other subaccounts
or fixed rate option	(38,555)	(286)	(50,306)	98,159	1,472
Other charges	(512)	(96)	(3,005)	(762)	(105)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(38,792)	(2,509)	(108,462)	126,310	(19,710)

TOTAL INCREASE (DECREASE) IN NET ASSETS	117,989	25,040	1,240,772	425,256	(13,408)

NET ASSETS
Beginning of period	987,298	126,316	5,104,331	1,089,644	167,884
End of period	$1,105,287	$151,356	$6,345,103	$1,514,900	$154,476

Beginning units	59,684	9,544	307,930	106,147	7,440
Units issued	3,260	1,133	25,315	22,162	770
Units redeemed	(5,608)	(1,271)	(31,605)	(11,281)	(1,613)
Ending units	57,336	9,406	301,640	117,028	6,597

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Investors Trust Series (Initial Class)	MFS Total Return Series (Initial Class)	PIMCO Short-Term Portfolio (Administrative Class)	Delaware VIP Emerging Markets Series	MFS Massachusetts Investors Growth Stock Portfolio (Initial Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$154	$8,838	$4,431	$1,385	$1,670
Capital gains distributions received	4,771	13,934	—	—	54,637
Net realized gain (loss) on shares redeemed	4,313	3,156	1,207	17,897	10,608
Net change in unrealized gain (loss) on investments	13,759	31,455	1,200	1,069,981	198,355
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	22,997	57,383	6,838	1,089,263	265,270

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	618	27,044	83,447	129,536	12,853
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(37,906)	(32,321)	(40,035)	(233,553)	(152,701)
Net transfers between other subaccounts
or fixed rate option	9,310	(90,623)	(21,955)	(56,261)	9,309
Other charges	(68)	(307)	(189)	(1,847)	(516)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(28,046)	(96,207)	21,268	(162,125)	(131,055)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,049)	(38,824)	28,106	927,138	134,215

NET ASSETS
Beginning of period	99,573	559,023	352,042	2,834,687	1,014,061
End of period	$94,524	$520,199	$380,148	$3,761,825	$1,148,276

Beginning units	5,214	26,242	28,382	154,685	69,991
Units issued	463	1,395	7,159	6,471	1,339
Units redeemed	(1,626)	(5,778)	(5,485)	(14,248)	(9,269)
Ending units	4,051	21,859	30,056	146,908	62,061

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio (Initial Class)	Fidelity VIP Mid Cap Portfolio (Initial Class)
	1/1/2017	1/1/2017
	to	to
	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$3,123,773	$1,317,802
Capital gains distributions received	15,886,767	8,401,435
Net realized gain (loss) on shares redeemed	(225,795)	(49,376)
Net change in unrealized gain (loss) on investments	41,909,937	25,926,252
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	60,694,682	35,596,113

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	42,792,190	14,138,172
Participant loans	(1,862,818)	(989,607)
Participant loan repayments and interest	1,282,137	848,628
Surrenders, withdrawals and death benefits	(38,206,621)	(24,613,280)
Net transfers between other subaccounts
or fixed rate option	136,898	(136,898)
Other charges	(96,055)	(59,362)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	4,045,731	(10,812,347)

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,740,413	24,783,766

NET ASSETS
Beginning of period	271,202,545	177,031,425
End of period	$335,942,958	$201,815,191

Beginning units	25,912,040	16,941,253
Units issued	3,886,782	1,341,744
Units redeemed	(3,462,342)	(2,296,583)
Ending units	26,336,480	15,986,414

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,192)	$(32,409)	$(9,510)	$(12,586)	$(12,111)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	10	(100)	6,552	20,215
Net change in unrealized gain (loss) on investments	—	293,519	32,839	162,821	167,740
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,192)	261,120	23,229	156,787	175,844

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	43,702	407,757	224,683	107,920	71,558
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(23,577)	(392,424)	(120,050)	(208,070)	(286,639)
Net transfers between other subaccounts
or fixed rate option	(18,513)	6,003	(11,791)	184	288
Other charges	(53)	(2)	(3)	(47)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	1,559	21,334	92,839	(100,013)	(214,793)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,633)	282,454	116,068	56,774	(38,949)

NET ASSETS
Beginning of period	557,753	5,332,528	1,587,546	2,451,777	2,476,410
End of period	$556,120	$5,614,982	$1,703,614	$2,508,551	$2,437,461

Beginning units	41,387	204,398	69,687	103,145	101,308
Units issued	9,680	19,997	16,012	4,389	2,839
Units redeemed	(9,578)	(19,364)	(12,173)	(8,645)	(11,841)
Ending units	41,489	205,031	73,526	98,889	92,306

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$24,047	$155,475	$(26,419)	$(28,836)	$(6,982)
Capital gains distributions received	—	578,302	—	—	—
Net realized gain (loss) on shares redeemed	(3,050)	(27,563)	60,512	64,513	22,403
Net change in unrealized gain (loss) on investments	34,150	559,552	137,092	(133,126)	32,198
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	55,147	1,265,766	171,185	(97,449)	47,619

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	26,522	391,664	22,270	291,635	12,443
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(63,084)	(761,432)	(138,916)	(690,509)	(255,449)
Net transfers between other subaccounts
or fixed rate option	(12,757)	464,494	—	(158,552)	5,482
Other charges	(3)	(9)	—	(21)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(49,322)	94,717	(116,646)	(557,447)	(237,524)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,825	1,360,483	54,539	(654,896)	(189,905)

NET ASSETS
Beginning of period	379,309	11,130,920	5,535,341	4,970,141	1,498,597
End of period	$385,134	$12,491,403	$5,589,880	$4,315,245	$1,308,692

Beginning units	15,604	415,984	219,285	165,365	68,497
Units issued	5,084	40,104	929	12,191	2,051
Units redeemed	(6,971)	(36,005)	(5,770)	(31,561)	(12,975)
Ending units	13,717	420,083	214,444	145,995	57,573

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	MFS Growth Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Prudential Value Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$101	$(3,118)	$30,430	$(17,785)	$(16,169)
Capital gains distributions received	13,698	28,380	174,117	—	—
Net realized gain (loss) on shares redeemed	(7,177)	(2,546)	26,321	180,930	179,231
Net change in unrealized gain (loss) on investments	11,937	(18,013)	57,661	72,885	374,855
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,559	4,703	288,529	236,030	537,917

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	9,371	15,886	63,418	160,418	132,645
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(456)	(65,778)	(193,220)	(262,471)	(262,859)
Net transfers between other subaccounts
or fixed rate option	(37,277)	4,765	38,436	(423,343)	(198,107)
Other charges	—	—	—	(17)	(8)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(28,362)	(45,127)	(91,366)	(525,413)	(328,329)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,803)	(40,424)	197,163	(289,383)	209,588

NET ASSETS
Beginning of period	217,235	526,707	1,690,834	2,907,371	2,405,647
End of period	$207,432	$486,283	$1,887,997	$2,617,988	$2,615,235

Beginning units	9,745	17,896	60,128	121,601	70,509
Units issued	562	752	3,528	8,350	4,679
Units redeemed	(1,784)	(2,416)	(6,960)	(30,832)	(14,170)
Ending units	8,523	16,232	56,696	99,119	61,018

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	AB VPS Growth and Income Portfolio (Class A)	AB VPS Large Cap Growth Portfolio (Class A)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(16,361)	$916	$10,716	$5,593	$(3,525)
Capital gains distributions received	—	—	—	84,253	59,314
Net realized gain (loss) on shares redeemed	240,745	(28)	9,418	37,934	(3,640)
Net change in unrealized gain (loss) on investments	(243,094)	(562)	(36,876)	8,431	(43,203)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(18,710)	326	(16,742)	136,211	8,946

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	144,554	2,534	108,836	45,190	19,007
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(163,446)	(723)	(118,005)	(152,166)	(42,929)
Net transfers between other subaccounts
or fixed rate option	(633,157)	—	(33,805)	290,283	(83,648)
Other charges	(11)	—	(11)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(652,060)	1,811	(42,985)	183,307	(107,570)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(670,770)	2,137	(59,727)	319,518	(98,624)

NET ASSETS
Beginning of period	2,842,197	64,093	1,635,242	1,177,677	577,063
End of period	$2,171,427	$66,230	$1,575,515	$1,497,195	$478,439

Beginning units	106,832	3,493	103,539	54,789	41,787
Units issued	7,306	135	10,119	17,810	1,710
Units redeemed	(33,109)	(40)	(12,751)	(9,652)	(9,517)
Ending units	81,029	3,588	100,907	62,947	33,980

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AB VPS Small Cap Growth Portfolio (Class A)	American Century VP Income & Growth Fund (Class I)	Davis Value Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	Franklin Small-Mid Cap Growth VIP Fund (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,088)	$8,336	$1,048	$296	$(13,182)
Capital gains distributions received	152,987	8,899	28,068	5,094	260,896
Net realized gain (loss) on shares redeemed	(64,617)	(18,108)	265	(3,049)	(125,347)
Net change in unrealized gain (loss) on investments	(62,902)	58,248	(4,338)	2,406	(51,977)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,380	57,375	25,043	4,747	70,390

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	50,741	79,396	14,043	12,685	25,891
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(126,212)	(87,617)	(7,162)	(54)	(246,173)
Net transfers between other subaccounts
or fixed rate option	(102,982)	(3,200)	23,928	(13,346)	(90,941)
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(178,453)	(11,421)	30,809	(715)	(311,223)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(157,073)	45,954	55,852	4,032	(240,833)

NET ASSETS
Beginning of period	715,019	515,127	149,814	51,003	2,695,422
End of period	$557,946	$561,081	$205,666	$55,035	$2,454,589

Beginning units	31,988	30,943	8,289	4,125	165,193
Units issued	3,721	7,058	3,889	992	2,523
Units redeemed	(12,102)	(8,036)	(1,975)	(1,055)	(22,888)
Ending units	23,607	29,965	10,203	4,062	144,828

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Templeton Foreign VIP Fund (Class I)	Invesco V.I. Mid Cap Growth Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)	MFS Total Return Bond Series (Initial Class)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$15,857	$(943)	$(19,582)	$5,283	$4,864
Capital gains distributions received	16,628	14,636	368,129	—	—
Net realized gain (loss) on shares redeemed	(38,787)	23,743	(51,672)	(12,628)	105
Net change in unrealized gain (loss) on investments	68,193	(40,193)	208,363	20,341	1,200
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	61,891	(2,757)	505,238	12,996	6,169

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	43,650	16,164	308,134	69,347	9,292
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(123,486)	(9,563)	(641,368)	(114,321)	(11,148)
Net transfers between other subaccounts
or fixed rate option	(50,548)	(55,471)	96,718	(29,398)	(2,856)
Other charges	—	(1)	(6)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(130,384)	(48,871)	(236,522)	(74,372)	(4,712)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(68,493)	(51,628)	268,716	(61,376)	1,457

NET ASSETS
Beginning of period	1,055,791	177,944	4,835,615	1,151,020	166,427
End of period	$987,298	$126,316	$5,104,331	$1,089,644	$167,884

Beginning units	68,382	13,504	325,931	113,545	7,639
Units issued	2,985	1,875	29,593	10,329	448
Units redeemed	(11,683)	(5,835)	(47,594)	(17,727)	(647)
Ending units	59,684	9,544	307,930	106,147	7,440

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Investors Trust Series (Initial Class)	MFS Total Return Series (Initial Class)	PIMCO Short-Term Portfolio (Administrative Class)	Delaware VIP Emerging Markets Series	MFS Massachusetts Investors Growth Stock Portfolio (Initial Class)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$155	$11,790	$3,694	$13,720	$606
Capital gains distributions received	10,171	17,202	1,671	57,712	113,686
Net realized gain (loss) on shares redeemed	(19)	(1,547)	266	(20,646)	16,248
Net change in unrealized gain (loss) on investments	(3,241)	15,278	793	291,915	(80,632)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,066	42,723	6,424	342,701	49,908

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	578	25,564	18,443	251,706	21,637
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(29,034)	(78,434)	(172,620)	(184,261)
Net transfers between other subaccounts
or fixed rate option	266	34,144	3,871	1,081	(6,881)
Other charges	—	—	—	(3)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	844	30,674	(56,120)	80,164	(169,505)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,910	73,397	(49,696)	422,865	(119,597)

NET ASSETS
Beginning of period	91,663	485,626	401,738	2,411,822	1,133,658
End of period	$99,573	$559,023	$352,042	$2,834,687	$1,014,061

Beginning units	5,178	24,706	32,983	149,107	82,554
Units issued	137	3,046	1,880	19,493	1,484
Units redeemed	(101)	(1,510)	(6,481)	(13,915)	(14,047)
Ending units	5,214	26,242	28,382	154,685	69,991
The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio (Initial Class)	Fidelity VIP Mid Cap Portfolio (Initial Class)
	1/1/2016	1/1/2016
	to	to
	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$2,140,150	$847,273
Capital gains distributions received	20,710,293	10,405,592
Net realized gain (loss) on shares redeemed	(3,372,555)	(2,745,264)
Net change in unrealized gain (loss) on investments	861,998	11,032,244
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,339,886	19,539,845

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	24,314,945	12,692,614
Participant loans	(1,394,688)	(878,066)
Participant loan repayments and interest	1,094,360	868,005
Surrenders, withdrawals and death benefits	(40,439,854)	(27,786,516)
Net transfers between other subaccounts
or fixed rate option	155,573	(155,574)
Other charges	(76,312)	(47,754)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(16,345,976)	(15,307,291)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,993,910	4,232,554

NET ASSETS
Beginning of period	267,208,635	172,798,871
End of period	$271,202,545	$177,031,425

Beginning units	27,576,148	18,560,529
Units issued	2,638,621	1,437,586
Units redeemed	(4,302,729)	(3,056,862)
Ending units	25,912,040	16,941,253

The accompanying notes are an integral part of these financial statements.
A24

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT
December 31, 2017

Note 1:	General
Prudential Discovery Premier Group Variable Contract Account (the “Account”) was established on November 9, 1999 by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”) under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from the purchase of Discovery Premier Group Retirement Annuity and Discovery Premier Group Retirement Annuity II (the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with the Contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended, and to non- qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts and generally are issued to employers (individually a “Contractholder” and collectively, the “Contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Contract is a “Participant".
The Contracts offer the option to invest in the various subaccounts listed below. The assets of each subaccount are invested in a corresponding portfolio of either The Prudential Series Fund or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	American Century VP Income & Growth Fund (Class I)
Prudential Diversified Bond Portfolio	Davis Value Portfolio
Prudential Government Income Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
Prudential Conservative Balanced Portfolio	(Initial Shares) (formerly The Dreyfus Socially
Prudential Flexible Managed Portfolio	Responsible Growth Fund, Inc.)
Prudential High Yield Bond Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class I)
Prudential Stock Index Portfolio	Templeton Foreign VIP Fund (Class I)
Prudential Equity Portfolio (Class I)	Invesco V.I. Mid Cap Growth Fund (Series I)
Prudential Jennison Portfolio (Class I)	Janus Henderson VIT Enterprise Portfolio (Institutional
Prudential Global Portfolio	Shares) (formerly Janus Aspen Enterprise Portfolio)
Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Global Research Portfolio
MFS Growth Series (Initial Class)	(Institutional Shares) (formerly Janus Aspen Global
T. Rowe Price Equity Income Portfolio	Research Portfolio)
(Equity Income Class)	MFS Total Return Bond Series (Initial Class)
Prudential Value Portfolio (Class I)	MFS Investors Trust Series (Initial Class)
Prudential Small Capitalization Stock Portfolio	MFS Total Return Series (Initial Class)
Prudential Jennison 20/20 Focus Portfolio (Class I)	PIMCO Short-Term Portfolio (Administrative Class)
Invesco V.I. Government Securities Fund (Series I)	Delaware VIP Emerging Markets Series
Invesco V.I. International Growth Fund (Series I)	MFS Massachusetts Investors Growth Stock Portfolio
AB VPS Growth and Income Portfolio (Class A)	(Initial Class)
AB VPS Large Cap Growth Portfolio (Class A)	Fidelity VIP Contrafund Portfolio (Initial Class)
AB VPS Small Cap Growth Portfolio (Class A)	Fidelity VIP Mid Cap Portfolio (Initial Class)
All contractual obligations arising under Contracts participating in the Account are general corporate obligations of Prudential, although Participants’ payments from the Account will depend upon the investment experience of the Account.
There were no mergers during the period ended December 31, 2017.
The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund is managed by PGIM Investments LLC (formerly Prudential Investments LLC)

A25

Note 1:	General (continued)

(“PGIM Investments”), which is an affiliate of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.
Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccounts.
Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.
Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one significant unobservable input for the investment.

As of December 31, 2017, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2017, there were no transfers between fair value levels.

Note 4: Taxes
Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A26

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2017 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$70,892	$139,269
Prudential Diversified Bond Portfolio	665,213	678,633
Prudential Government Income Portfolio	36,740	309,403
Prudential Conservative Balanced Portfolio	77,561	139,447
Prudential Flexible Managed Portfolio	235,466	206,831
Prudential High Yield Bond Portfolio	27,709	76,979
Prudential Stock Index Portfolio	783,105	959,321
Prudential Equity Portfolio (Class I)	21,254	269,418
Prudential Jennison Portfolio (Class I)	303,520	457,140
Prudential Global Portfolio	73,330	301,475
Invesco V.I. Core Equity Fund (Series I)	9,322	68,820
MFS Growth Series (Initial Class)	19,594	80,125
T. Rowe Price Equity Income Portfolio (Equity Income Class)	107,572	308,865
Prudential Value Portfolio (Class I)	161,573	461,676
Prudential Small Capitalization Stock Portfolio	172,665	238,144
Prudential Jennison 20/20 Focus Portfolio (Class I)	102,113	453,918
Invesco V.I. Government Securities Fund (Series I)	6,458	547
Invesco V.I. International Growth Fund (Series I)	109,748	207,458
AB VPS Growth and Income Portfolio (Class A)	50,569	364,429
AB VPS Large Cap Growth Portfolio (Class A)	29,687	118,205
AB VPS Small Cap Growth Portfolio (Class A)	76,571	87,555
American Century VP Income & Growth Fund (Class I)	248,187	49,496
Davis Value Portfolio	38,758	38,732
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	25,526	22,797
Franklin Small-Mid Cap Growth VIP Fund (Class I)	48,603	254,437
Templeton Foreign VIP Fund (Class I)	58,203	102,193
Invesco V.I. Mid Cap Growth Fund (Series I)	15,768	19,015
Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	457,558	595,637
Janus Henderson VIT Global Research Portfolio (Institutional Shares)	245,532	126,153
MFS Total Return Bond Series (Initial Class)	17,001	37,764
MFS Investors Trust Series (Initial Class)	9,962	38,751
MFS Total Return Series (Initial Class)	29,666	129,055
PIMCO Short-Term Portfolio (Administrative Class)	89,256	69,942
Delaware VIP Emerging Markets Series	112,725	292,878
MFS Massachusetts Investors Growth Stock Portfolio (Initial Class)	12,726	149,055
Fidelity VIP Contrafund Portfolio (Initial Class)	28,476,580	24,430,829
Fidelity VIP Mid Cap Portfolio (Initial Class)	7,121,395	17,933,735

Note 6:	Related Party Transactions
The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services, with respect to each portfolio of The Prudential Series Fund. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

A27

Note 6:	Related Party Transactions (continued)

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent for each portfolio of The Prudential Series Fund.
As of the close of business on December 15, 2017, the Prudential High Yield Bond Portfolio settled a redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash with an affiliate. See The Prudential Series Fund financial statements for further information.
Certain charges and fees for the portfolios of The Prudential Series Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the SEC and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain portfolios of The Prudential Series Fund due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the Board of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:	Financial Highlights
The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.
In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the range of total return are presented for the products offered by Prudential and funded by the Account. Only product designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2017	37	$13.20	to	$13.43	$491	0.55%		0.65%	to	0.75%	-0.19%	to	-0.09%
December 31, 2016	41	$13.22	to	$13.44	$556	0.09%		0.65%	to	0.75%	-0.63%	to	-0.54%
December 31, 2015	41	$13.31	to	$13.51	$558	0.00%	(1)	0.65%	to	0.75%	-0.74%	to	-0.64%
December 31, 2014	49	$13.41	to	$13.60	$658	0.00%	(1)	0.65%	to	0.75%	-0.74%	to	-0.65%
December 31, 2013	52	$13.51	to	$13.69	$705	0.00%	(1)	0.65%	to	0.75%	-0.74%	to	-0.64%

	Prudential Diversified Bond Portfolio
December 31, 2017	206	$28.26	to	$29.52	$5,991	0.00%		0.50%	to	0.75%	6.21%	to	6.47%
December 31, 2016	205	$26.61	to	$27.72	$5,615	0.00%		0.50%	to	0.75%	4.82%	to	5.08%
December 31, 2015	204	$25.39	to	$26.38	$5,333	0.00%		0.50%	to	0.75%	-1.00%	to	-0.75%
December 31, 2014	198	$25.64	to	$26.58	$5,205	1.00%		0.50%	to	0.75%	6.30%	to	6.56%
December 31, 2013	174	$24.12	to	$24.95	$4,314	3.98%		0.50%	to	0.75%	-1.45%	to	-1.21%

	Prudential Government Income Portfolio
December 31, 2017	62	$22.84	to	$23.85	$1,478	0.00%		0.50%	to	0.75%	2.17%	to	2.43%
December 31, 2016	74	$22.35	to	$23.29	$1,704	0.00%		0.50%	to	0.75%	1.42%	to	1.67%
December 31, 2015	70	$22.04	to	$22.91	$1,588	0.00%		0.50%	to	0.75%	-0.08%	to	0.17%
December 31, 2014	64	$22.06	to	$22.87	$1,466	0.33%		0.50%	to	0.75%	5.07%	to	5.33%
December 31, 2013	62	$20.99	to	$21.71	$1,339	1.80%		0.50%	to	0.75%	-3.06%	to	-2.82%

A28

Note 7: Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Conservative Balanced Portfolio
December 31, 2017	97	$27.24	to	$28.46	$2,752	0.00%	0.50%	to	0.75%	11.53%	to	11.81%
December 31, 2016	99	$24.43	to	$25.45	$2,509	0.00%	0.50%	to	0.75%	6.49%	to	6.75%
December 31, 2015	103	$22.94	to	$23.84	$2,452	0.00%	0.50%	to	0.75%	-0.35%	to	-0.10%
December 31, 2014	105	$23.02	to	$23.86	$2,502	0.00%	0.50%	to	0.75%	7.96%	to	8.23%
December 31, 2013	87	$21.32	to	$22.05	$1,908	0.00%	0.50%	to	0.75%	15.29%	to	15.57%

	Prudential Flexible Managed Portfolio
December 31, 2017	94	$28.99	to	$30.28	$2,832	0.00%	0.50%	to	0.75%	14.11%	to	14.40%
December 31, 2016	92	$25.41	to	$26.47	$2,437	0.00%	0.50%	to	0.75%	7.73%	to	7.99%
December 31, 2015	101	$23.58	to	$24.51	$2,476	0.00%	0.50%	to	0.75%	0.26%	to	0.51%
December 31, 2014	96	$23.52	to	$24.39	$2,338	0.00%	0.50%	to	0.75%	10.23%	to	10.50%
December 31, 2013	99	$21.34	to	$22.07	$2,174	0.00%	0.50%	to	0.75%	19.25%	to	19.55%

	Prudential High Yield Bond Portfolio
December 31, 2017	12	$29.56	to	$30.08	$364	6.10%	0.65%	to	0.75%	7.00%	to	7.11%
December 31, 2016	14	$27.63	to	$28.08	$385	6.66%	0.65%	to	0.75%	15.40%	to	15.51%
December 31, 2015	16	$23.94	to	$24.31	$379	6.33%	0.65%	to	0.75%	-3.18%	to	-3.08%
December 31, 2014	19	$24.73	to	$25.08	$497	6.09%	0.65%	to	0.75%	1.95%	to	2.05%
December 31, 2013	18	$24.26	to	$24.58	$449	6.40%	0.65%	to	0.75%	6.46%	to	6.56%

	Prudential Stock Index Portfolio
December 31, 2017	418	$34.60	to	$36.14	$14,999	1.57%	0.50%	to	0.75%	20.56%	to	20.86%
December 31, 2016	420	$28.70	to	$29.90	$12,491	1.87%	0.50%	to	0.75%	11.02%	to	11.29%
December 31, 2015	416	$25.85	to	$26.87	$11,131	1.49%	0.50%	to	0.75%	0.43%	to	0.68%
December 31, 2014	416	$25.74	to	$26.69	$11,061	2.97%	0.50%	to	0.75%	12.47%	to	12.75%
December 31, 2013	423	$22.89	to	$23.67	$9,988	0.00%	0.50%	to	0.75%	30.91%	to	31.24%

	Prudential Equity Portfolio (Class I)
December 31, 2017	207	$31.24	to	$32.63	$6,737	0.00%	0.50%	to	0.75%	24.85%	to	25.16%
December 31, 2016	214	$25.03	to	$26.08	$5,590	0.00%	0.50%	to	0.75%	3.02%	to	3.27%
December 31, 2015	219	$24.29	to	$25.25	$5,535	0.00%	0.50%	to	0.75%	1.60%	to	1.85%
December 31, 2014	245	$23.91	to	$24.79	$6,079	0.00%	0.50%	to	0.75%	6.91%	to	7.17%
December 31, 2013	243	$22.37	to	$23.13	$5,622	0.00%	0.50%	to	0.75%	32.54%	to	32.87%

	Prudential Jennison Portfolio (Class I)
December 31, 2017	143	$39.49	to	$41.25	$5,732	0.00%	0.50%	to	0.75%	35.68%	to	36.02%
December 31, 2016	146	$29.11	to	$30.33	$4,315	0.00%	0.50%	to	0.75%	-1.62%	to	-1.38%
December 31, 2015	165	$29.59	to	$30.75	$4,970	0.00%	0.50%	to	0.75%	10.65%	to	10.93%
December 31, 2014	153	$26.74	to	$27.72	$4,157	0.00%	0.50%	to	0.75%	9.17%	to	9.44%
December 31, 2013	158	$24.49	to	$25.33	$3,920	0.00%	0.50%	to	0.75%	36.63%	to	36.97%

	Prudential Global Portfolio
December 31, 2017	48	$27.09	to	$28.29	$1,368	0.00%	0.50%	to	0.75%	23.91%	to	24.22%
December 31, 2016	58	$21.86	to	$22.77	$1,309	0.00%	0.50%	to	0.75%	3.68%	to	3.94%
December 31, 2015	68	$21.08	to	$21.91	$1,499	0.00%	0.50%	to	0.75%	1.61%	to	1.86%
December 31, 2014	64	$20.75	to	$21.51	$1,378	0.00%	0.50%	to	0.75%	2.48%	to	2.74%
December 31, 2013	63	$20.25	to	$20.94	$1,315	0.00%	0.50%	to	0.75%	26.34%	to	26.65%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2017	6	$26.38	to	$27.99	$170	0.99%	0.65%	to	0.75%	12.33%	to	12.45%
December 31, 2016	9	$23.49	to	$24.89	$207	0.74%	0.65%	to	0.75%	9.46%	to	9.57%
December 31, 2015	10	$21.46	to	$22.72	$217	1.10%	0.65%	to	0.75%	-6.47%	to	-6.38%
December 31, 2014	10	$22.94	to	$24.26	$248	0.96%	0.65%	to	0.75%	7.34%	to	7.45%
December 31, 2013	8	$21.37	to	$22.58	$175	1.36%	0.65%	to	0.75%	28.29%	to	28.41%

	MFS Growth Series (Initial Class)
December 31, 2017	15	$38.79	to	$39.46	$570	0.10%	0.65%	to	0.75%	30.43%	to	30.56%
December 31, 2016	16	$29.74	to	$30.22	$486	0.04%	0.65%	to	0.75%	1.70%	to	1.80%
December 31, 2015	18	$29.24	to	$29.69	$527	0.16%	0.65%	to	0.75%	6.76%	to	6.86%
December 31, 2014	17	$27.39	to	$27.28	$478	0.10%	0.65%	to	0.75%	8.13%	to	8.24%
December 31, 2013	17	$25.33	to	$25.67	$437	0.23%	0.65%	to	0.75%	35.83%	to	35.97%

A29

Note 7: Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price Equity Income Portfolio (Equity Class)
December 31, 2017	51	$35.92	to	$38.74	$1,968	1.73%	0.50%	to	0.75%	15.16%	to	15.45%
December 31, 2016	57	$31.20	to	$33.56	$1,888	2.36%	0.50%	to	0.75%	18.30%	to	18.59%
December 31, 2015	60	$26.37	to	$28.30	$1,691	1.77%	0.50%	to	0.75%	-7.55%	to	-7.32%
December 31, 2014	76	$28.52	to	$30.53	$2,299	1.76%	0.50%	to	0.75%	6.58%	to	6.84%
December 31, 2013	72	$26.76	to	$28.58	$2,058	1.56%	0.50%	to	0.75%	28.76%	to	28.88%

	Prudential Value Portfolio (Class I)
December 31, 2017	89	$30.45	to	$30.98	$2,738	0.00%	0.65%	to	0.75%	16.12%	to	16.23%
December 31, 2016	99	$26.22	to	$26.66	$2,618	0.00%	0.65%	to	0.75%	10.58%	to	10.69%
December 31, 2015	122	$23.71	to	$24.08	$2,907	0.00%	0.65%	to	0.75%	-8.88%	to	-8.79%
December 31, 2014	128	$26.02	to	$26.40	$3,375	0.00%	0.65%	to	0.75%	9.28%	to	9.39%
December 31, 2013	146	$23.81	to	$24.13	$3,509	0.00%	0.65%	to	0.75%	32.10%	to	32.23%

	Prudential Small Capitalization Stock Portfolio
December 31, 2017	60	$47.63	to	$48.47	$2,892	0.00%	0.65%	to	0.75%	12.16%	to	12.27%
December 31, 2016	61	$42.47	to	$43.17	$2,615	0.00%	0.65%	to	0.75%	25.58%	to	25.70%
December 31, 2015	71	$33.81	to	$34.34	$2,406	0.00%	0.65%	to	0.75%	-3.01%	to	-2.92%
December 31, 2014	76	$34.86	to	$35.37	$2,680	0.00%	0.65%	to	0.75%	4.61%	to	4.71%
December 31, 2013	82	$33.33	to	$33.78	$2,760	0.00%	0.65%	to	0.75%	39.90%	to	40.04%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2017	70	$34.42	to	$35.02	$2,411	0.00%	0.65%	to	0.75%	29.32%	to	29.44%
December 31, 2016	81	$26.61	to	$27.06	$2,171	0.00%	0.65%	to	0.75%	0.87%	to	0.97%
December 31, 2015	107	$26.38	to	$26.80	$2,842	0.00%	0.65%	to	0.75%	5.48%	to	5.58%
December 31, 2014	110	$25.01	to	$25.38	$2,781	0.00%	0.65%	to	0.75%	6.36%	to	6.46%
December 31, 2013	124	$23.52	to	$23.84	$2,941	0.00%	0.65%	to	0.75%	28.91%	to	29.04%

	Invesco V.I. Government Securities Fund (Series I)
December 31, 2017	4	$18.69	to	$18.69	$73	2.19%	0.65%	to	0.65%	1.30%	to	1.30%
December 31, 2016	4	$18.45	to	$18.45	$66	2.02%	0.65%	to	0.65%	0.59%	to	0.59%
December 31, 2015	3	$18.06	to	$18.35	$64	2.24%	0.65%	to	0.75%	-0.40%	to	-0.30%
December 31, 2014	3	$18.14	to	$18.40	$60	2.68%	0.65%	to	0.75%	3.36%	to	3.46%
December 31, 2013	3	$17.79	to	$17.79	$52	2.77%	0.65%	to	0.65%	-3.25%	to	-3.25%

	Invesco V.I. International Growth Fund (Series I)
December 31, 2017	96	$18.91	to	$19.24	$1,834	1.49%	0.65%	to	0.75%	22.09%	to	22.21%
December 31, 2016	101	$15.49	to	$15.74	$1,576	1.38%	0.65%	to	0.75%	-1.18%	to	-1.08%
December 31, 2015	104	$15.67	to	$15.92	$1,635	1.48%	0.65%	to	0.75%	-3.07%	to	-2.97%
December 31, 2014	108	$16.17	to	$16.40	$1,764	1.51%	0.65%	to	0.75%	-0.42%	to	-0.32%
December 31, 2013	120	$16.23	to	$16.45	$1,954	1.24%	0.65%	to	0.75%	18.13%	to	18.24%

	AB VPS Growth and Income Portfolio (Class A)
December 31, 2017	51	$27.66	to	$28.15	$1,426	1.45%	0.65%	to	0.75%	18.04%	to	18.16%
December 31, 2016	63	$23.43	to	$23.82	$1,497	1.10%	0.65%	to	0.75%	10.49%	to	10.60%
December 31, 2015	55	$21.21	to	$21.54	$1,178	1.39%	0.65%	to	0.75%	0.94%	to	1.05%
December 31, 2014	61	$21.01	to	$21.32	$1,299	1.37%	0.65%	to	0.75%	8.73%	to	8.83%
December 31, 2013	66	$19.32	to	$19.59	$1,283	1.34%	0.65%	to	0.75%	33.96%	to	34.09%

	AB VPS Large Cap Growth Portfolio (Class A)
December 31, 2017	29	$18.22	to	$18.54	$539	0.00%	0.65%	to	0.75%	31.01%	to	31.13%
December 31, 2016	34	$13.90	to	$14.14	$478	0.00%	0.65%	to	0.75%	1.88%	to	1.98%
December 31, 2015	42	$13.65	to	$13.86	$577	0.00%	0.65%	to	0.75%	10.29%	to	10.40%
December 31, 2014	38	$12.38	to	$12.56	$473	0.00%	0.65%	to	0.75%	13.29%	to	13.40%
December 31, 2013	43	$10.92	to	$11.07	$474	0.07%	0.65%	to	0.75%	36.33%	to	36.46%

	AB VPS Small Cap Growth Portfolio (Class A)
December 31, 2017	23	$31.26	to	$31.81	$735	0.00%	0.65%	to	0.75%	33.13%	to	33.26%
December 31, 2016	24	$23.48	to	$23.87	$558	0.00%	0.65%	to	0.75%	5.69%	to	5.79%
December 31, 2015	32	$22.22	to	$22.56	$715	0.00%	0.65%	to	0.75%	-1.98%	to	-1.89%
December 31, 2014	33	$22.66	to	$23.00	$759	0.00%	0.65%	to	0.75%	-2.55%	to	-2.45%
December 31, 2013	31	$23.26	to	$23.57	$722	0.00%	0.65%	to	0.75%	44.58%	to	44.72%

A30

Note 7: Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Century VP Income & Growth Fund (Class I)
December 31, 2017	40	$22.29	to	$22.68	$904	2.48%	0.65%	to	0.75%	19.59%	to	19.71%
December 31, 2016	30	$18.63	to	$18.94	$561	2.40%	0.65%	to	0.75%	12.66%	to	12.77%
December 31, 2015	31	$16.54	to	$16.80	$515	2.18%	0.65%	to	0.75%	-6.32%	to	-6.23%
December 31, 2014	25	$17.66	to	$17.92	$448	2.20%	0.65%	to	0.75%	11.67%	to	11.78%
December 31, 2013	15	$15.81	to	$16.03	$242	2.18%	0.65%	to	0.75%	34.81%	to	34.94%

	Davis Value Portfolio
December 31, 2017	10	$24.32	to	$24.75	$255	0.75%	0.65%	to	0.75%	21.72%	to	21.84%
December 31, 2016	10	$19.98	to	$20.31	$206	1.28%	0.65%	to	0.75%	11.07%	to	11.18%
December 31, 2015	8	$17.99	to	$18.27	$150	0.70%	0.65%	to	0.75%	0.84%	to	0.94%
December 31, 2014	10	$17.84	to	$18.10	$188	0.85%	0.65%	to	0.75%	5.27%	to	5.37%
December 31, 2013	18	$16.95	to	$17.18	$307	0.86%	0.65%	to	0.75%	32.44%	to	32.57%

	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
December 31, 2017	4	$15.41	to	$15.68	$66	1.10%	0.65%	to	0.75%	14.48%	to	14.59%
December 31, 2016	4	$13.46	to	$13.69	$55	1.27%	0.65%	to	0.75%	9.57%	to	9.68%
December 31, 2015	4	$12.29	to	$12.48	$51	1.02%	0.65%	to	0.75%	-3.91%	to	-3.82%
December 31, 2014	3	$12.79	to	$12.98	$43	0.98%	0.65%	to	0.75%	12.61%	to	12.72%
December 31, 2013	4	$11.36	to	$11.51	$51	1.24%	0.65%	to	0.75%	33.34%	to	33.48%

	Franklin Small-Mid Cap Growth VIP Fund (Class I)
December 31, 2017	135	$19.79	to	$20.67	$2,769	0.00%	0.50%	to	0.75%	20.84%	to	21.14%
December 31, 2016	145	$16.38	to	$17.06	$2,455	0.00%	0.50%	to	0.75%	3.64%	to	3.89%
December 31, 2015	165	$15.80	to	$16.42	$2,695	0.00%	0.50%	to	0.75%	-3.17%	to	-2.93%
December 31, 2014	171	$16.32	to	$16.92	$2,878	0.00%	0.50%	to	0.75%	6.98%	to	7.24%
December 31, 2013	179	$15.25	to	$15.78	$2,806	0.00%	0.50%	to	0.75%	37.47%	to	37.81%

	Templeton Foreign VIP Fund (Class I)
December 31, 2017	57	$18.57	to	$19.39	$1,105	2.78%	0.50%	to	0.75%	16.15%	to	16.44%
December 31, 2016	60	$15.98	to	$16.66	$987	2.17%	0.50%	to	0.75%	6.71%	to	6.97%
December 31, 2015	68	$14.98	to	$15.57	$1,056	3.42%	0.50%	to	0.75%	-7.00%	to	-6.77%
December 31, 2014	66	$16.11	to	$16.70	$1,097	2.09%	0.50%	to	0.75%	-11.55%	to	-11.33%
December 31, 2013	60	$18.21	to	$18.84	$1,128	2.52%	0.50%	to	0.75%	22.36%	to	22.66%

	Invesco V.I. Mid Cap Growth Fund (Series I)
December 31, 2017	9	$15.86	to	$16.14	$151	0.00%	0.65%	to	0.75%	21.58%	to	21.70%
December 31, 2016	10	$13.05	to	$13.26	$126	0.00%	0.65%	to	0.75%	0.02%	to	0.12%
December 31, 2015	14	$13.04	to	$13.25	$178	0.00%	0.65%	to	0.75%	0.45%	to	0.55%
December 31, 2014	21	$12.98	to	$13.17	$276	0.00%	0.65%	to	0.75%	7.23%	to	7.34%
December 31, 2013	25	$12.11	to	$12.27	$305	0.40%	0.65%	to	0.75%	35.99%	to	36.13%

	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)
December 31, 2017	302	$20.30	to	$21.21	$6,345	0.25%	0.50%	to	0.75%	26.47%	to	26.79%
December 31, 2016	308	$16.05	to	$16.73	$5,104	0.15%	0.50%	to	0.75%	11.54%	to	11.82%
December 31, 2015	326	$14.39	to	$14.96	$4,836	0.66%	0.50%	to	0.75%	3.25%	to	3.51%
December 31, 2014	290	$13.94	to	$14.45	$4,161	0.16%	0.50%	to	0.75%	11.69%	to	11.97%
December 31, 2013	278	$12.48	to	$12.91	$3,556	0.51%	0.50%	to	0.75%	31.39%	to	31.72%

	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
December 31, 2017	117	$12.60	to	$13.16	$1,515	0.83%	0.50%	to	0.75%	26.08%	to	26.40%
December 31, 2016	106	$9.99	to	$10.41	$1,090	1.08%	0.50%	to	0.75%	1.32%	to	1.57%
December 31, 2015	114	$9.86	to	$10.25	$1,151	0.67%	0.50%	to	0.75%	-3.02%	to	-2.77%
December 31, 2014	106	$10.17	to	$10.55	$1,109	1.11%	0.50%	to	0.75%	6.64%	to	6.91%
December 31, 2013	91	$9.54	to	$9.86	$891	1.27%	0.50%	to	0.75%	27.47%	to	27.79%

	MFS Total Return Bond Series (Initial Class)
December 31, 2017	7	$23.01	to	$23.42	$154	3.32%	0.65%	to	0.75%	3.68%	to	3.78%
December 31, 2016	7	$22.20	to	$22.56	$168	3.48%	0.65%	to	0.75%	3.47%	to	3.58%
December 31, 2015	8	$21.45	to	$21.78	$166	3.37%	0.65%	to	0.75%	-1.05%	to	-0.95%
December 31, 2014	7	$21.68	to	$21.99	$171	2.67%	0.65%	to	0.75%	5.06%	to	5.16%
December 31, 2013	9	$20.63	to	$20.91	$190	1.09%	0.65%	to	0.75%	-1.77%	to	-1.67%

A31

Note 7: Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Investors Trust Series (Initial Class)
December 31, 2017	4	$23.15	to	$23.56	$95	0.77%	0.65%	to	0.75%	22.43%	to	22.55%
December 31, 2016	5	$18.91	to	$19.23	$100	0.86%	0.65%	to	0.75%	7.80%	to	7.90%
December 31, 2015	5	$17.54	to	$17.82	$92	0.85%	0.65%	to	0.75%	-0.53%	to	-0.43%
December 31, 2014	5	$17.64	to	$18.29	$96	0.87%	0.50%	to	0.75%	10.18%	to	10.45%
December 31, 2013	9	$16.01	to	$16.22	$140	1.15%	0.65%	to	0.75%	31.07%	to	31.20%

	MFS Total Return Series (Initial Class)
December 31, 2017	22	$23.43	to	$23.85	$520	2.32%	0.65%	to	0.75%	11.46%	to	11.58%
December 31, 2016	26	$21.02	to	$21.37	$559	2.92%	0.65%	to	0.75%	8.30%	to	8.41%
December 31, 2015	25	$19.41	to	$19.71	$486	2.68%	0.65%	to	0.75%	-1.11%	to	-1.01%
December 31, 2014	25	$19.63	to	$19.92	$503	1.95%	0.65%	to	0.75%	7.69%	to	7.80%
December 31, 2013	23	$18.23	to	$18.48	$419	1.76%	0.65%	to	0.75%	18.16%	to	18.28%

	PIMCO Short-Term Portfolio (Administrative Class)
December 31, 2017	30	$12.36	to	$12.76	$380	1.71%	0.50%	to	0.75%	1.64%	to	1.90%
December 31, 2016	28	$12.16	to	$12.52	$352	1.57%	0.50%	to	0.75%	1.63%	to	1.87%
December 31, 2015	33	$11.96	to	$12.29	$402	0.96%	0.50%	to	0.75%	0.36%	to	0.61%
December 31, 2014	33	$11.92	to	$12.21	$403	0.69%	0.50%	to	0.75%	-0.04%	to	0.21%
December 31, 2013	50	$11.92	to	$12.19	$608	0.76%	0.50%	to	0.75%	-0.18%	to	0.07%

	Delaware VIP Emerging Markets Series
December 31, 2017	147	$25.03	to	$25.84	$3,762	0.56%	0.50%	to	0.75%	39.51%	to	39.85%
December 31, 2016	155	$17.94	to	$18.48	$2,835	1.08%	0.50%	to	0.75%	13.10%	to	13.38%
December 31, 2015	149	$15.86	to	$16.30	$2,412	0.85%	0.50%	to	0.75%	-15.14%	to	-14.93%
December 31, 2014	145	$18.69	to	$19.16	$2,765	0.62%	0.50%	to	0.75%	-8.74%	to	-8.52%
December 31, 2013	148	$20.48	to	$20.94	$3,089	1.72%	0.50%	to	0.75%	9.32%	to	9.59%

	MFS Massachusetts Investors Growth Stock Portfolio (Initial Class) (available March 27, 2015)
December 31, 2017	62	$17.77	to	$18.57	$1,148	0.63%	0.50%	to	0.75%	27.47%	to	27.79%
December 31, 2016	70	$13.94	to	$14.53	$1,014	0.58%	0.50%	to	0.75%	5.30%	to	5.56%
December 31, 2015	83	$13.24	to	$13.76	$1,134	0.50%	0.50%	to	0.75%	-1.96%	to	-1.78%

	Fidelity VIP Contrafund Portfolio (Initial Class) (available July 1, 2015)
December 31, 2017	26,336	$12.76	to	$12.76	$335,943	1.00%	0.00%	to	0.00%	21.88%	to	21.88%
December 31, 2016	25,912	$10.47	to	$10.47	$271,203	0.82%	0.00%	to	0.00%	8.01%	to	8.01%
December 31, 2015	27,576	$9.69	to	$9.69	$267,209	1.05%	0.00%	to	0.00%	-3.09%	to	-3.09%

	Fidelity VIP Mid Cap Portfolio (Initial Class) (available July 1, 2015)
December 31, 2017	15,986	$12.62	to	$12.62	$201,815	0.70%	0.00%	to	0.00%	20.81%	to	20.81%
December 31, 2016	16,941	$10.45	to	$10.45	$177,031	0.50%	0.00%	to	0.00%	12.23%	to	12.23%
December 31, 2015	18,561	$9.31	to	$9.31	$172,799	0.50%	0.00%	to	0.00%	-6.89%	to	-6.89%
__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contractholder accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond

A32

Note 7: Financial Highlights (continued)

to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2017 or from the effective date of the subaccount through the end of the reporting period.

(1)Amount is less than 0.01%.

Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential.
Prudential assesses a daily charge for administrative expenses, based on a percentage of net assets of each subaccount, as agreed upon under each respective Contract. Additionally, there is a 0.15% daily charge assessed for the assumption of mortality and expense risks (except for the Discovery Premier Group Retirement Annuity II, the current mortality and expense risk charge is 0%), which is also based on net assets in each subaccount of the Account. While a total maximum administrative fee and mortality and expense risk charge of 0.90% could be charged under the Contracts, the total rates currently charged by Prudential for these expenses range between 0% to 0.75%, which is assessed through a reduction in unit values.
Withdrawal Charge
Certain Contracts provide for a withdrawal charge, imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to implement and rebalance a model asset allocation through an asset allocation program provided by Prudential, to provide a minimum distribution payment on contributions received from a roll-over, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units. Prudential has waived withdrawal charges effective October 1, 2009.
Participant Loan Charges
Prudential charges a loan application fee of up to $75, which is deducted from the Participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 8:	Other
Contractholder net payments-represent Contractholder contributions under the Contracts net of applicable deductions, charges, and state premium taxes.
Participant loans-represent amounts borrowed by Contractholders using the Contracts as the security for the loan.
Participant loan repayments and interest-represent payments made by Contractholders to reduce the total outstanding participant loan principal plus accrued interest.
Surrenders, withdrawals and death benefits-are payments to Contractholders and beneficiaries made under the terms of the Contracts and amounts that Contractholders have requested to be withdrawn or paid to them.

A33

Note 8:	Other (continued)

Net transfers between other subaccounts or fixed rate option-are amounts that Contractholders have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.
Other charges-are various contract level charges as described in Charges and Expenses in Note 7, which are assessed through the redemptions of units.
Receivable from (Payable to) The Prudential Insurance Company of America-at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing Contractholder payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the Contractholder’s account or the related unit value.

A34

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The Prudential Insurance Company of America and
the Contractholders of Prudential Discovery Premier Group Variable Contract Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets for each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account listed in the table below as of the dates indicated in the table below, the related statements of operations and the statements of changes in net assets for each of the periods listed in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of the dates indicated in the table below, the results of each of their operations and the changes in each of their net assets for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	AB VPS Large Cap Growth Portfolio (Class A) (1)
Prudential Diversified Bond Portfolio (1)	AB VPS Small Cap Growth Portfolio (Class A) (1)
Prudential Government Income Portfolio (1)	American Century VP Income & Growth Fund (Class I) (1)
Prudential Conservative Balanced Portfolio (1)	Davis Value Portfolio (1)
Prudential Flexible Managed Portfolio (1)	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares) (1)
Prudential High Yield Bond Portfolio (1)	Franklin Small-Mid Cap Growth VIP Fund (Class I) (1)
Prudential Stock Index Portfolio (1)	Templeton Foreign VIP Fund (Class I) (1)
Prudential Equity Portfolio (Class I) (1)	Invesco V.I. Mid Cap Growth Fund (Series I) (1)
Prudential Jennison Portfolio (Class I) (1)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares) (1)
Prudential Global Portfolio (1)	Janus Henderson VIT Global Research Portfolio (Institutional Shares) (1)
Invesco V.I. Core Equity Fund (Series I) (1)	MFS Total Return Bond Series (Initial Class) (1)
MFS Growth Series (Initial Class) (1)	MFS Investors Trust Series (Initial Class) (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	MFS Total Return Series (Initial Class) (1)
Prudential Value Portfolio (Class I) (1)	PIMCO Short-Term Portfolio (Administrative Class) (1)
Prudential Small Capitalization Stock Portfolio (1)	Delaware VIP Emerging Markets Series (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	MFS Massachusetts Investors Growth Stock Portfolio (Initial Class) (1)
Invesco V.I. Government Securities Fund (Series I) (1)	Fidelity VIP Contrafund Portfolio (Initial Class) (1)
Invesco V.I. International Growth Fund (Series I) (1)	Fidelity VIP Mid Cap Portfolio (Initial Class) (1)
AB VPS Growth and Income Portfolio (Class A) (1)
(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016.

Basis for Opinions

These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

A35

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2018

We have served as the auditor of one or more of the subaccounts in Prudential Discovery Premier Group Variable Contract Account since 1999.

A36

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Financial Statements and Independent Auditor’s Report
December 31, 2017 and 2016

CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Financial Position
December 31, 2017 and 2016 (in millions, except share amounts)

	2017	2016
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2017 - $172,579; 2016 - $163,548)	$184,686	$168,978
Trading account assets supporting insurance liabilities, at fair value(1)	19,500	19,663
Other trading account assets, at fair value	3,830	3,755
Equity securities, available-for-sale, at fair value (cost: 2017 - $2,346; 2016 - $4,273)	3,429	5,689
Commercial mortgage and other loans(1)	42,552	41,269
Policy loans	8,674	8,839
Other long-term investments (includes $1,545 and $1,296 measured at fair value under the fair value option at December 31, 2017 and 2016, respectively)(1)	9,880	9,124
Short-term investments	3,731	3,180
Total investments	276,282	260,497
Cash and cash equivalents(1)	7,262	6,382
Accrued investment income	2,156	2,071
Deferred policy acquisition costs	8,041	7,771
Value of business acquired	375	991
Reinsurance recoverables - affiliated	10,098	9,260
Reinsurance recoverables - unaffiliated	5,079	4,138
Other assets(1)	5,933	5,020
Due from parent and affiliates	8,883	8,669
Separate account assets	265,733	248,182
TOTAL ASSETS	$589,842	$552,981
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$155,076	$146,712
Policyholders’ account balances	96,883	96,029
Policyholders’ dividends	6,321	5,622
Securities sold under agreements to repurchase	8,400	7,606
Cash collateral for loaned securities	4,336	4,309
Income taxes	3,561	3,687
Short-term debt	1,150	774
Long-term debt	8,233	8,647
Reinsurance payables - affiliated	159	201
Reinsurance payables - unaffiliated	3,320	2,053
Other liabilities(1)	7,238	6,420
Due to parent and affiliates	2,191	1,338
Separate account liabilities	265,733	248,182
Total liabilities	562,601	531,580
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)
EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2017 and 2016)	2	2
Additional paid-in capital	20,105	20,117
Accumulated other comprehensive income (loss)	3,599	848
Retained earnings	3,484	389
Total Equity of The Prudential Insurance Company of America	27,190	21,356
Noncontrolling interests	51	45
Total equity	27,241	21,401
TOTAL LIABILITIES AND EQUITY	$589,842	$552,981
__________

(1)	See Note 5 for details of balances associated with variable interest entities.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Operations
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
REVENUES
Premiums	$19,353	$17,363	$16,734
Policy charges and fee income	2,616	3,693	4,776
Net investment income	11,165	10,494	10,256
Asset management and service fees	553	588	862
Other income (loss)	1,229	667	(60)
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(251)	(257)	(177)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income (loss)	3	48	39
Other realized investment gains (losses), net	528	1,115	1,583
Total realized investment gains (losses), net	280	906	1,445
Total revenues	35,196	33,711	34,013
BENEFITS AND EXPENSES
Policyholders’ benefits	22,985	22,243	20,619
Interest credited to policyholders’ account balances	2,695	2,786	2,331
Dividends to policyholders	2,048	1,975	2,174
Amortization of deferred policy acquisition costs	772	1,252	1,070
General and administrative expenses	4,831	4,962	5,005
Total benefits and expenses	33,331	33,218	31,199
INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,865	493	2,814
Total income tax expense (benefit)	(2,058)	(237)	573
INCOME (LOSS) BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	3,923	730	2,241
Equity in earnings of operating joint ventures, net of taxes	(5)	(13)	(11)
NET INCOME (LOSS)	3,918	717	2,230
Less: Income (loss) attributable to noncontrolling interests	0	(3)	1
NET INCOME (LOSS) ATTRIBUTABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$3,918	$720	$2,229

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
NET INCOME (LOSS)	$3,918	$717	$2,230
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	69	(45)	(77)
Net unrealized investment gains (losses)	3,806	2,025	(4,557)
Defined benefit pension and postretirement unrecognized periodic benefit (cost)	182	(149)	(244)
Total	4,057	1,831	(4,878)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	1,302	574	(1,648)
Other comprehensive income (loss), net of taxes	2,755	1,257	(3,230)
Comprehensive income (loss)	6,673	1,974	(1,000)
Less: Comprehensive income (loss) attributable to noncontrolling interests	4	(4)	(7)
Comprehensive income (loss) attributable to The Prudential Insurance Company of America	$6,669	$1,978	$(993)

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Equity
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity of The Prudential Insurance Company of America	Noncontrolling Interests	Total Equity
Balance, December 31, 2014	$2	$19,078	$3,094	$2,812	$24,986	$48	$25,034
Capital contributions from parent		297			297		297
Dividends to parent			(1,950)		(1,950)		(1,950)
Contributions from noncontrolling interests						4	4
Stock-based compensation programs		10			10		10
Comprehensive income (loss):
Net income (loss)			2,229		2,229	1	2,230
Other comprehensive income (loss), net of tax				(3,222)	(3,222)	(8)	(3,230)
Total comprehensive income (loss)					(993)	(7)	(1,000)
Balance, December 31, 2015	2	19,385	3,373	(410)	22,350	45	22,395
Cumulative effect of adoption of accounting changes						1	1
Capital contributions from parent		718			718		718
Dividends to parent			(3,704)		(3,704)		(3,704)
Contributions from noncontrolling interests						3	3
Assets purchased/transferred from affiliates		3			3		3
Stock-based compensation programs		11			11		11
Comprehensive income (loss):
Net income (loss)			720		720	(3)	717
Other comprehensive income (loss), net of tax				1,258	1,258	(1)	1,257
Total comprehensive income (loss)					1,978	(4)	1,974
Balance, December 31, 2016	2	20,117	389	848	21,356	45	21,401
Capital contributions from parent		164			164		164
Dividends to parent			(1,000)		(1,000)		(1,000)
Contributions from noncontrolling interests						4	4
Distributions to noncontrolling interests						(2)	(2)
Affiliated asset transfers		(177)	177		0		0
Stock-based compensation programs		1			1		1
Comprehensive income (loss):
Net income (loss)			3,918		3,918	0	3,918
Other comprehensive income (loss), net of tax				2,751	2,751	4	2,755
Total comprehensive income (loss)					6,669	4	6,673
Balance, December 31, 2017	$2	$20,105	$3,484	$3,599	$27,190	$51	$27,241

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$3,918	$717	$2,230
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(280)	(906)	(1,445)
Policy charges and fee income	(2,104)	(1,559)	(1,531)
Interest credited to policyholders’ account balances	2,695	2,786	2,331
Depreciation and amortization	214	311	(22)
(Gains) losses on trading account assets supporting insurance liabilities, net	(116)	27	576
Change in:
Deferred policy acquisition costs	(476)	34	(365)
Future policy benefits and other insurance liabilities	5,642	4,839	1,962
Income taxes	(1,419)	(374)	378
Derivatives, net	(788)	1,299	989
Other, net	(2,060)	(1,477)	622
Cash flows from (used in) operating activities	5,226	5,697	5,725
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	42,907	32,579	33,254
Trading account assets supporting insurance liabilities and other trading account assets	37,697	30,683	8,867
Equity securities, available-for-sale	3,199	3,004	4,155
Commercial mortgage and other loans	5,267	5,635	4,632
Policy loans	1,166	1,014	898
Other long-term investments	1,015	909	635
Short-term investments	10,429	19,524	54,150
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(46,674)	(41,943)	(30,874)
Trading account assets supporting insurance liabilities and other trading account assets	(37,779)	(31,935)	(9,705)
Equity securities, available-for-sale	(2,434)	(2,583)	(3,508)
Commercial mortgage and other loans	(6,267)	(6,196)	(7,457)
Policy loans	(646)	(646)	(640)
Other long-term investments	(1,537)	(1,561)	(1,918)
Short-term investments	(10,788)	(17,245)	(54,073)
Due to/from parent and affiliates	(557)	17	206
Derivatives, net	(84)	(111)	257
Other, net	(481)	(178)	440
Cash flows from (used in) investing activities	(5,567)	(9,033)	(681)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	19,761	22,089	16,760
Policyholders’ account withdrawals	(19,185)	(18,161)	(15,502)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	821	548	(2,276)
Net change in financing arrangements (maturities 90 days or less)	44	272	62
Proceeds from the issuance of debt (maturities longer than 90 days)	2,459	848	778
Repayments of debt (maturities longer than 90 days)	(1,992)	(144)	(2,017)
Excess tax benefits from share-based payment arrangements	0	9	0
Capital contributions from parent	149	298	0
Dividends to parent	(1,000)	(1,111)	(1,950)
Other, net	164	(95)	391
Cash flows from (used in) financing activities	1,221	4,553	(3,754)
Effect of foreign exchange rate changes on cash balances	0	33	8
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	880	1,250	1,298
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,382	5,132	3,834
CASH AND CASH EQUIVALENTS, END OF YEAR	$7,262	$6,382	$5,132

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$(634)	$111	$216
Interest paid	$311	$317	$323
NON-CASH TRANSACTIONS DURING THE YEAR(1)
Pension Risk Transfer transactions
Assets received, excluding cash and cash equivalents	$2,726	$3,228	$2,091
Liabilities assumed	6,155	5,003	3,739
Net cash received	$3,429	$1,775	$1,648
Assets received from affiliates as repayment of affiliated loans	$0	$0	$0
Non-cash dividend to parent	$0	$(2,593)	$0
Non-cash capital contribution from parent	$15	$620	$297
Non-cash affiliated asset transfer	$879	$0	$0
__________

(1)
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”).

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. (“Pruco Re”). Effective April 1, 2016, the Company recaptured the risks related to the variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation (“PALAC”). These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and the Company as applicable. These series of transactions are collectively referred to as the “Variable Annuities Recapture.”

The financial statement impacts of these transactions in 2016 were as follows:

Affected Financial Statement Lines Only

Statement of Financial Position

	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$4,179	$(6,668)	$(2,489)
Cash and cash equivalents	(11)	56	45
Deferred policy acquisition costs	0	(3,134)	(3,134)
Reinsurance recoverables	(6,317)	9,358	3,041
Deferred sales inducements	0	(500)	(500)
Other assets	0	953	953
Income tax receivable	0	78	78
TOTAL ASSETS	$(2,149)	$143	$(2,006)
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$(14)	$0	$(14)
Income taxes	21	0	21
Short-term and long-term debt(2)	0	(503)	(503)
Other liabilities	0	0	0
TOTAL LIABILITIES	7	(503)	(496)
EQUITY
Additional paid-in capital	0	687	687
Retained earnings(3)	(2,156)	45	(2,111)
Accumulated other comprehensive income	0	(86)	(86)
TOTAL EQUITY	(2,156)	646	(1,510)
TOTAL LIABILITIES AND EQUITY	$(2,149)	$143	$(2,006)
__________
Significant Non-Cash Transactions

(1)
The decline in total investments includes $6.7 billion of asset transfers related to the reinsurance transaction with PALAC, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

(2)	The Company received ceding commissions of $3.6 billion, made up of an issuance of debt of $0.8 billion and reassignment of debt of $0.5 billion to PALAC.

(3)	Retained earnings includes non-cash dividends of $2.8 billion to Prudential Financial as part of the Variable Annuities Recapture.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Statement of Operations

Day 1 Impact of the Variable Annuities Recapture in 2016	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(832)	$(832)
Realized investment gains (losses), net	(2,135)	2,683	548
TOTAL REVENUES	(2,135)	1,851	(284)
BENEFITS AND EXPENSES
Policyholders’ benefits	0	(522)	(522)
General and administrative expenses	0	(188)	(188)
TOTAL BENEFITS AND EXPENSES	0	(710)	(710)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,135)	2,561	426
Income tax expense (benefit)	21	(78)	(57)
NET INCOME (LOSS)	$(2,156)	$2,639	$483

As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.

As part of the Variable Annuities Recapture, the Company transferred invested assets of $6.7 billion to PALAC and established reinsurance recoverables of $9.4 billion. In addition, the Company received ceding commissions of $3.6 billion from PALAC, made up of affiliated receivables of $0.8 billion and reassignment of debt of $0.5 billion to PALAC. Also, the Company unwound its deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”) balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through “General and administrative expenses”. For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.6 billion immediately since the reinsurance contract is accounted for as a free-standing derivative. The Company subsequently paid a dividend of $2.6 billion to Prudential Financial.

The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$4,179	$4,179	$0	$0
PALAC	Apr - June 2016	Sale	Fixed Maturities, Trading Account Assets, Commercial Mortgages, Derivatives, and JV/LP Investments	$(6,994)	$(6,872)	$0	$122
Prudential Financial	Apr - June 2016	Contributed Capital	Fixed Maturities and Derivatives	$337	$337	$337	$0
Prudential Financial	Apr - June 2016	Dividend	Fixed Maturity	$(19)	$(19)	$(19)	$0

Basis of Presentation

The Company’s Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated VIEs. The Company’s Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 27, 2018, the date these financial statements were issued.
Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC and related amortization; value of business acquired (“VOBA”) and its amortization; amortization of DSI; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables/payables; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the year ended December 31, 2016, the Company recorded out of period adjustments resulting in an aggregate net decrease of $156 million to “Income (loss) before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2016. Such adjustments primarily consisted of a charge of $141 million to increase reserves, net of a related increase in DAC, for certain universal life products. Management evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they were not material to any previously reported financial statements.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income.” For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading account assets supporting insurance liabilities, at fair value includes invested assets that consist of fixed maturities, equity securities, and short-term investments and cash equivalents, that support certain products which are experience-rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Other trading account assets, at fair value consists of fixed maturities, certain derivatives and equity securities, including seed money that the Company invests in investment funds, and certain perpetual preferred stock. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments are reported in “Net investment income.” The derivatives are primarily associated with the Company’s derivative operations used to manage interest rate, foreign currency, credit and equity exposures and are not reported with other derivatives in “Other long-term investments” primarily due to their short-term nature. The fixed maturities and perpetual preferred stock represents certain financial instruments that contain an embedded derivative where the Company elects to classify the entire instrument as a trading account asset rather than bifurcate the derivative from the host contract. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Equity securities available-for-sale, at fair value is comprised of common stock, mutual fund shares and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural property loan portfolios.

Uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Other long-term investments consists of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag. For the investments for which the Company has elected the fair value option, the associated realized and unrealized gains and losses are reported in “Other income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to OTTI are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated useful lives of the properties and is included in “Net investment income.”

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates is not expected to recover in value before maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, VOBA, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Deferred policy acquisition costs are costs related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance which are included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised on a retrospective basis. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is a direct subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 20. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which they were acquired. As of December 31, 2017, the majority of the VOBA balance relates to the 2013 acquisition of The Hartford Financial Services Group’s individual life insurance business (“the Hartford Life Business”) and the 2004 acquisition of CIGNA’s defined contribution and defined benefit businesses. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General and administrative expenses.” VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance recoverables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance recoverables are associated with the reinsurance arrangements between the Company and related parties. For all of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements. See also “Reinsurance payables” below.

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, property and equipment, and receivables resulting from sales of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within a reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Accounting guidance provides for an optional qualitative assessment for testing goodwill impairment that may allow companies to skip the quantitative two-step test. The Company has elected the quantitative two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted. No impairments were recorded for the years ended December 31, 2017 and 2016.

The Company offered various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangible assets requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Due from parent and affiliates consist primarily of affiliated accrued receivables, affiliated notes receivable and affiliated derivative activity. See also “Due to parent and affiliates” below.

Separate account assets represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits liability is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits. In certain instances, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or “PFL” liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. Currently, PFL liabilities are predominantly associated with certain universal life contracts that measure GAAP reserves using a dynamic approach and accordingly, are updated each quarter using current inforce and market data and as part of the annual assumption update such that the liability as of each measurement date represents the Company’s current estimate of the present value of the amount necessary to offset anticipated future losses. See Note 10 for additional information regarding future policy benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 11, and deferred profits.

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ dividends liability includes dividends payable to policyholders and the policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. Any adjustments to the policyholder dividend obligation related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. For additional information on the policyholder dividend obligation, see Note 12.

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase and resale agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.”

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income;” however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 18 for a discussion of factors considered when evaluating the need for a valuation allowance.

The U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) enacted two new taxes that could impact the Company’s effective tax rate and cash tax payments in future periods. The Global Intangible Low-Taxed Income provision (“GILTI”) applies a U.S. minimum tax to earnings of foreign subsidiaries in excess of a 10% deemed return on tangible assets of foreign subsidiaries. The amount of tax in any period on GILTI, if any, can depend on annual differences between U.S. taxable income recognition rules and taxable income recognition rules in the country of operations and the overall taxable income of U.S. operations. The Company will account for the effects of the GILTI tax as a period cost if and when incurred. The Tax Act of 2017 also includes a new Base Erosion and Anti-Abuse Tax (“BEAT”). BEAT is an alternative tax which is due if the calculated BEAT amount is greater than the regular corporate tax in any given year. The additional tax is generally calculated after adding back to taxable income certain deductible payments made to foreign affiliates that are at least 25% owned, and then applying an alternative tax rate of 10% (5% in 2018) to the alternative tax base, rather than the 21% corporate tax rate. The amount of the BEAT in any period, if any, will depend on the amount of payments by U.S. entities to foreign affiliates that are at least 25% owned, the amount of overall U.S. deductible amounts and the results of the U.S. consolidated group. The Company will account for the effects of the BEAT as a period cost if and when incurred.

In December of 2017, SEC staff issued “SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 18 to the Consolidated Financial Statements for a discussion of provisional amounts related to the Tax Act of 2017.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Short-term debt and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General and administrative expenses” in the Company’s Consolidated Statements of Operations. Interest expense may also be reported within “Net investment income” for certain activity, as prescribed by specialized industry guidance. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near-term. See Note 14 for additional information regarding short-term and long-term debt.

Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance payables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance payables are associated with the reinsurance arrangements between the Company and related parties. See also “Reinsurance recoverables” above.

Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities (see Note 17), derivative liabilities (see “Derivative Financial Instruments” below), and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Due to parent and affiliates consist primarily of affiliated accrued payables and affiliated derivative activity.

Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities.”

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium valuation methodology.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 11 for additional information regarding these contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Amounts received as payment for universal or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than universal and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Asset management and service fees principally includes asset-based asset management fees, which are recognized in the period in which the services are performed.

Other income (loss) includes realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and “Other long-term investments” for which the Company has elected the fair value option.

OTHER ACCOUNTING POLICIES

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-functional currency earnings and net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities” or “Due to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign currency fair value or cash flow hedge (“foreign

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the Consolidated Statements of Operations, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same Consolidated Statements of Operations line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is accounted for in the same manner as a translation adjustment (i.e., reported in the cumulative translation adjustment account within AOCI).

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the Consolidated Statements of Operations line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Accounting for Certain Reinsurance Contracts in the Individual Life Business

During the second quarter of 2017, the Company recognized a charge of $237 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves, DAC and VOBA was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and is included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cashflow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASU”) to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during year ended December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payments Accounting
This ASU simplifies and improves employee share-based payment accounting. The areas updated include income tax consequences, a policy election related to forfeitures, classification of awards as either equity or liability, and classification of operating and financing activity on the statement of cash flows.
		January 1, 2017 using various transition methods as prescribed by the ASU.	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.

January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment to retained earnings.
Adoption of this guidance will result in 1) the reclassification of net unrealized gains on equity securities currently classified as available-for-sale from accumulated other comprehensive income to retained earnings and 2) adjustment of the basis of equity investments currently accounted for using the cost method to fair value with the embedded net unrealized gain included in retained earnings. The cumulative effect of adoption is expected to increase retained earnings by $256 million and total equity by $49 million after giving effect to offsetting items including those related to taxes and the policyholder dividend obligation in the Closed Block. See table below for the impact to the line items in the Consolidated Statements of Financial Position. There will be no impact to net income on the adoption date. Subsequent to the adoption date, the change in fair value of these equity investments will be reported in net income.

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statements of Financial Position upon Adoption on January 1, 2018
(in millions)
Increase / (Decrease)
Other long-term investments	$219
Total assets	$219
Policyholders’ dividends	$157
Income taxes	13
Total liabilities	170
Accumulated other comprehensive income (loss)	(207)
Retained earnings	256
Total equity	49
Total liabilities and equity	$219

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a “right-of-use” asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (“receivable and residual” approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).

January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-13, Financial Instruments - Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces the existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.

		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.

		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business
In January 2017, the FASB issued this ASU to provide a more robust framework to use in determining when a set of assets and activities (“set”) is a business and to address stakeholder feedback that the definition of a business in current GAAP is applied too broadly. The primary amendments in the ASU provide a screen to exclude transactions where substantially all the fair value of the transferred set is concentrated in a single asset, or group of similar assets, from being evaluated as a business.
January 1, 2018 using the prospective method (with early adoption permitted).
Adoption of the ASU will result in general account real estate acquisitions no longer being accounted for as business combinations. As a result, direct transaction costs associated with such transactions will be capitalized. Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
This ASU simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test in current GAAP, which measures a goodwill impairment by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of the goodwill. Under the ASU, a goodwill impairment should be recorded for the amount by which the carrying amount of a reporting unit exceeds its fair value (capped by the total amount of goodwill allocated to the reporting unit).

		January 1, 2020 using the prospective method (with early adoption permitted).	The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-05,
Other Income Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets

In February 2017, the FASB issued this ASU to clarify the scope and application of ASC 610-20 which provides guidance on accounting for the derecognition of a nonfinancial asset or an in substance nonfinancial asset that is not a business. The ASU defines an in substance nonfinancial asset and requires the application of certain recognition and measurement principles in the new revenue recognition standard when an entity derecognizes nonfinancial assets and in substance nonfinancial assets, and the counterparty is not a customer.
		January 1, 2018 using the full or modified retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

3.	ACQUISITIONS
There were no material acquisitions for the periods presented in the Consolidated Financial Statements of the Company.

4.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables set forth information relating to fixed maturities and equity securities (excluding investments classified as trading), as of the dates indicated:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$13,243	$1,769	$94	$14,918	$0
Obligations of U.S. states and their political subdivisions	8,879	860	6	9,733	0
Foreign government bonds	3,996	334	19	4,311	0
U.S. corporate public securities	63,623	6,173	271	69,525	(9)
U.S. corporate private securities(1)	24,117	1,290	104	25,303	0
Foreign corporate public securities	13,157	1,199	72	14,284	(5)
Foreign corporate private securities	20,618	937	322	21,233	0
Asset-backed securities(2)	10,673	243	4	10,912	(231)
Commercial mortgage-backed securities	11,805	212	78	11,939	0
Residential mortgage-backed securities(3)	2,468	69	9	2,528	(2)
Total fixed maturities, available-for-sale(1)	$172,579	$13,086	$979	$184,686	$(247)
Equity securities, available-for-sale	$2,346	$1,102	$19	$3,429
__________

(1)	Excludes notes with amortized cost of $3,860 million (fair value, $3,860 million), which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $492 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2016
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$11,403	$1,525	$233	$12,695	$0
Obligations of U.S. states and their political subdivisions	8,613	489	83	9,019	0
Foreign government bonds	3,702	251	86	3,867	0
U.S. corporate public securities	59,085	3,557	1,010	61,632	(13)
U.S. corporate private securities(1)	23,668	1,277	246	24,699	(9)
Foreign corporate public securities	13,172	706	255	13,623	(5)
Foreign corporate private securities	18,949	343	1,105	18,187	0
Asset-backed securities(2)	10,404	152	40	10,516	(279)
Commercial mortgage-backed securities	11,459	205	116	11,548	(1)
Residential mortgage-backed securities(3)	3,093	112	13	3,192	(3)
Total fixed maturities, available-for-sale(1)	$163,548	$8,617	$3,187	$168,978	$(310)
Equity securities, available-for-sale	$4,273	$1,445	$29	$5,689
__________

(1)	Excludes notes with amortized cost of $2,356 million (fair value, $2,356 million) which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $544 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2017
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,409	$23	$1,492	$71	$3,901	$94
Obligations of U.S. states and their political subdivisions	31	0	287	6	318	6
Foreign government bonds	1,000	11	178	8	1,178	19
U.S. corporate public securities	4,987	75	4,624	196	9,611	271
U.S. corporate private securities	2,705	40	1,463	64	4,168	104
Foreign corporate public securities	1,270	11	1,106	61	2,376	72
Foreign corporate private securities	994	16	5,075	306	6,069	322
Asset-backed securities	533	1	292	3	825	4
Commercial mortgage-backed securities	2,172	13	2,033	65	4,205	78
Residential mortgage-backed securities	540	3	263	6	803	9
Total	$16,641	$193	$16,813	$786	$33,454	$979
Equity securities, available-for-sale	$207	$18	$0	$1	$207	$19

	December 31, 2016
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,873	$233	$0	$0	$2,873	$233
Obligations of U.S. states and their political subdivisions	2,637	78	19	5	2,656	83
Foreign government bonds	1,659	70	81	16	1,740	86
U.S. corporate public securities	18,460	709	2,596	301	21,056	1,010
U.S. corporate private securities	5,806	181	1,115	65	6,921	246
Foreign corporate public securities	3,711	119	973	136	4,684	255
Foreign corporate private securities	5,973	329	4,748	776	10,721	1,105
Asset-backed securities	2,089	12	1,425	28	3,514	40
Commercial mortgage-backed securities	4,435	114	58	2	4,493	116
Residential mortgage-backed securities	865	11	70	2	935	13
Total	$48,508	$1,856	$11,085	$1,331	$59,593	$3,187
Equity securities, available-for-sale	$410	$28	$11	$1	$421	$29

As of December 31, 2017 and 2016, the gross unrealized losses on fixed maturity securities were composed of $726 million and $2,862 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Insurance Commissioners (“NAIC”) or equivalent rating and $253 million and $325 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2017, the $786 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company's corporate securities within the energy, utility and consumer non-cyclical sectors and in U.S. government bonds. As of December 31, 2016, the $1,331 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company’s corporate securities within the energy, consumer non-cyclical and capital goods sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2017 or 2016. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2017, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

As of December 31, 2017, $7 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, $4 million of which had been in a gross unrealized loss position for less than six months. As of December 31, 2016, $7 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, $6 million of which had been in a gross unrealized loss position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2017 or 2016.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2017
	Available-for-Sale
	Amortized Cost	Fair Value
	(in millions)
Fixed maturities:
Due in one year or less	$5,503	$5,543
Due after one year through five years	28,625	29,320
Due after five years through ten years	32,588	34,482
Due after ten years(1)	80,917	89,962
Asset-backed securities	10,673	10,912
Commercial mortgage-backed securities	11,805	11,939
Residential mortgage-backed securities	2,468	2,528
Total	$172,579	$184,686
__________

(1)	Excludes available-for-sale notes with amortized cost of $3,860 million (fair value, $3,860 million), which have been offset with the associated payables under a netting agreement.

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$25,816	$19,169	$18,301
Proceeds from maturities/prepayments	17,301	13,435	14,961
Gross investment gains from sales and maturities	579	370	709
Gross investment losses from sales and maturities	(184)	(398)	(293)
OTTI recognized in earnings(2)	(248)	(209)	(138)
Equity securities, available-for-sale:
Proceeds from sales(3)	$3,197	$3,007	$4,155
Gross investment gains from sales	632	464	670
Gross investment losses from sales	(82)	(134)	(153)
OTTI recognized in earnings	(24)	(54)	(92)
__________

(1)	Includes $210 million, $25 million and $8 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)
Excludes the portion of OTTI recorded in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

(3)	Includes $(2) million, $3 million and $0 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI and the corresponding changes in such amounts, for the periods indicated:

	Years Ended December 31,
	2017	2016
	(in millions)
Balance, beginning of period	$333	$521
New credit loss impairments	9	25
Additional credit loss impairments on securities previously impaired	10	0
Increases due to the passage of time on previously recorded credit losses	15	23
Reductions for securities which matured, paid down, prepaid or were sold during the period	(40)	(227)
Reductions for securities impaired to fair value during the period(1)	(12)	(2)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(4)	(7)
Balance, end of period	$311	$333
__________

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$245	$245	$655	$655
Fixed maturities:
Corporate securities	13,727	13,983	13,772	13,865
Commercial mortgage-backed securities	2,294	2,311	2,032	2,052
Residential mortgage-backed securities(1)	961	966	1,142	1,150
Asset-backed securities(2)	1,363	1,392	1,333	1,349
Foreign government bonds	356	349	359	356
U.S. government authorities and agencies and obligations of U.S. states	202	250	197	236
Total fixed maturities	18,903	19,251	18,835	19,008
Equity securities	4	4	0	0
Total trading account assets supporting insurance liabilities	$19,152	$19,500	$19,490	$19,663
__________

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income,” was $175 million, $57 million and $(541) million during the years ended December 31, 2017, 2016 and 2015, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in millions)
Fixed maturities	$1,500	$1,518	$1,125	$979
Equity securities	243	325	224	280
Subtotal	$1,743	1,843	$1,349	1,259
Derivative instruments		1,987		2,496
Total other trading account assets		$3,830		$3,755

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income,” was $190 million, $(57) million and $(86) million during the years ended December 31, 2017, 2016 and 2015, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage and agricultural property loans by property type:
Office	$9,782	23.0%	$9,915	24.0%
Retail	6,701	15.7	6,769	16.4
Apartments/Multi-Family	10,969	25.8	10,087	24.4
Industrial	7,210	16.9	6,494	15.7
Hospitality	1,681	3.9	1,932	4.7
Other	3,090	7.3	3,274	7.9
Total commercial mortgage loans	39,433	92.6	38,471	93.1
Agricultural property loans	3,146	7.4	2,876	6.9
Total commercial mortgage and agricultural property loans by property type	42,579	100.0%	41,347	100.0%
Valuation allowance	(79)		(80)
Total net commercial mortgage and agricultural property loans by property type	42,500		41,267
Other loans:
Uncollateralized loans	52		0
Residential property loans	0		2
Other collateralized loans	0		0
Total other loans	52		2
Valuation allowance	0		0
Total net other loans	52		2
Total commercial mortgage and other loans	$42,552		$41,269

As of December 31, 2017, the commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (26%), Texas (9%) and New York (9%)) and included loans secured by properties in Europe (7%).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Balance, beginning of year	$78	$2	$0	$0	$0	$80
Addition to (release of) allowance for losses	(1)	0	0	0	0	(1)
Total ending balance	$77	$2	$0	$0	$0	$79

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Balance, beginning of year	$83	$2	$0	$0	$0	$85
Addition to (release of) allowance for losses	(5)	0	0	0	0	(5)
Total ending balance	$78	$2	$0	$0	$0	$80

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$7	$0	$0	$0	$0	$7
Collectively evaluated for impairment	70	2	0	0	0	72
Total ending balance(1)	$77	$2	$0	$0	$0	$79
Recorded investment(2):
Individually evaluated for impairment	$73	$34	$0	$0	$0	$107
Collectively evaluated for impairment	39,360	3,112	0	0	52	42,524
Total ending balance(1)	$39,433	$3,146	$0	$0	$52	$42,631
__________

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$5	$0	$0	$0	$0	$5
Collectively evaluated for impairment	73	2	0	0	0	75
Total ending balance(1)	$78	$2	$0	$0	$0	$80
Recorded investment(2):
Individually evaluated for impairment	$105	$30	$0	$0	$0	$135
Collectively evaluated for impairment	38,366	2,846	2	0	0	41,214
Total ending balance(1)	$38,471	$2,876	$2	$0	$0	$41,349
__________

(1)	As of December 31, 2016, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$23,776	$521	$240	$24,537
60%-69.99%	9,456	385	77	9,918
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage loans	$37,585	$1,411	$437	$39,433

Agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,936	$167	$3	$3,106
60%-69.99%	40	0	0	40
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$2,976	$167	$3	$3,146

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Total commercial mortgage and agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$26,712	$688	$243	$27,643
60%-69.99%	9,496	385	77	9,958
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage and agricultural property loans	$40,561	$1,578	$440	$42,579

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$23,163	$372	$538	$24,073
60%-69.99%	9,250	228	86	9,564
70%-79.99%	3,890	590	43	4,523
80% or greater	139	61	111	311
Total commercial mortgage loans	$36,442	$1,251	$778	$38,471

Agricultural property loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,721	$114	$17	$2,852
60%-69.99%	24	0	0	24
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$2,745	$114	$17	$2,876

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Total commercial mortgage and agricultural property loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$25,884	$486	$555	$26,925
60%-69.99%	9,274	228	86	9,588
70%-79.99%	3,890	590	43	4,523
80% or greater	139	61	111	311
Total commercial mortgage and agricultural property loans	$39,187	$1,365	$795	$41,347

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$39,433	$0	$0	$0	$0	$39,433	$71
Agricultural property loans	3,144	0	0	2	2	3,146	23
Residential property loans	0	0	0	0	0	0	0
Other collateralized loans	0	0	0	0	0	0	0
Uncollateralized loans	52	0	0	0	0	52	0
Total	$42,629	$0	$0	$2	$2	$42,631	$94
__________

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$38,450	$21	$0	$0	$21	$38,471	$48
Agricultural property loans	2,874	0	0	2	2	2,876	2
Residential property loans	0	2	0	0	2	2	0
Other collateralized loans	0	0	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0	0	0
Total	$41,324	$23	$0	$2	$25	$41,349	$50
__________

(1)	As of December 31, 2016, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

For the years ended December 31, 2017 and 2016, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were $2 million and $0 million, respectively, of commercial mortgage and other loans sold, other than those classified as held-for-sale.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of December 31, 2017 and 2016, there were $0 million and $47 million, respectively, of new troubled debt restructurings related to commercial mortgage and other loans with payment defaults on loans that were modified as a troubled debt restructuring within

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the twelve months preceding. As of both December 31, 2017 and 2016, the Company had no significant commitments to provide additional funds to borrowers that had been involved in a troubled debt restructurings. For additional information relating to the accounting for troubled debt restructurings, see Note 2.

As of December 31, 2017, there were $5 million of private debt commitments to provide additional funds to borrowers that had been involved in a troubled debt restructuring.

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments,” as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Joint ventures and limited partnerships:
Private equity	$4,257	$3,975
Hedge funds	2,447	2,211
Real estate-related	1,009	973
Total joint ventures and limited partnerships	7,713	7,159
Real estate held through direct ownership	1,524	1,282
Other(1)	643	683
Total other long-term investments	$9,880	$9,124
__________

(1)
Primarily includes leveraged leases, member and activity stock held in the Federal Home Loan Banks of New York and Boston and certain derivatives. For additional information regarding the Company’s holdings in the Federal Home Loan Banks of New York and Boston, see Note 14.

Equity Method Investments
The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are described in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2017	2016
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$56,432	$55,380
Total liabilities(2)	$15,225	$14,787
Partners’ capital	41,207	40,593
Total liabilities and partners’ capital	$56,432	$55,380
Total liabilities and partners’ capital included above	$4,122	$3,899
Equity in limited partnership interests not included above	614	478
Carrying value	$4,736	$4,377
__________

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Liabilities consist primarily of third-party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Years Ended December 31,
	2017	2016	2015
	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$5,736	$4,956	$4,029
Total expenses(2)	(2,300)	(1,995)	(1,794)
Net earnings (losses)	$3,436	$2,961	$2,235
Equity in net earnings (losses) included above	$286	$127	$162
Equity in net earnings (losses) of limited partnership interests not included above	142	86	22
Total equity in net earnings (losses)	$428	$213	$184
__________

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.

(2)	Expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income

The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale(1)	$7,318	$6,886	$6,660
Fixed maturities, held-to-maturity(1)	188	168	157
Equity securities, available-for-sale	218	222	212
Trading account assets	742	764	728
Commercial mortgage and other loans	1,843	1,881	1,950
Policy loans	477	487	487
Short-term investments and cash equivalents	109	68	28
Other long-term investments	1,026	678	651
Gross investment income	11,921	11,154	10,873
Less: investment expenses	(756)	(660)	(617)
Net investment income	$11,165	$10,494	$10,256
__________

(1)
Includes income on credit-linked notes which are reported on the same financial statement line items as related surplus notes, as conditions are met for right to offset. See Note 14 for additional information.

The carrying value of non-income producing assets included $106 million in fixed maturities, available-for-sale, $22 million in trading account assets supporting insurance liabilities and less than $1 million in other long-term investments as of December 31, 2017. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net,” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities	$147	$(237)	$278
Equity securities	526	276	425
Commercial mortgage and other loans	(3)	28	(1)
Investment real estate	5	15	30
Joint ventures and limited partnerships	(23)	(94)	(144)
Derivatives(1)	(371)	918	849
Other	(1)	0	8
Realized investment gains (losses), net	$280	$906	$1,445
__________

(1)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.

Net Unrealized Gains (Losses) on Investments

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2017	2016	2015
	(in millions)
Fixed maturity securities, available-for-sale—with OTTI	$245	$234	$156
Fixed maturity securities, available-for-sale—all other	11,862	5,196	3,802
Equity securities, available-for-sale	1,083	1,416	1,257
Derivatives designated as cash flow hedges(1)	(15)	1,287	1,151
Other investments(2)	136	57	(28)
Net unrealized gains (losses) on investments	$13,311	$8,190	$6,338
__________

(1)	See Note 21 for more information on cash flow hedges.

(2)	Includes net unrealized gains on affiliated notes receivable and certain joint ventures that are strategic in nature and are included in “Other assets.”

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of “Securities sold under agreements to repurchase,” as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$911	$7,349	$8,260	$950	$6,417	$7,367
U.S. corporate public securities	1	0	1	0	0	0
Foreign corporate public securities	0	0	0	6	0	6
Residential mortgage-backed securities	0	139	139	0	233	233
Total securities sold under agreements to repurchase(1)	$912	$7,488	$8,400	$956	$6,650	$7,606
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the composition of “Cash collateral for loaned securities” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$87	$35	$122	$8	$0	$8
Obligations of U.S. states and their political subdivisions	103	0	103	18	0	18
Foreign government bonds	325	0	325	268	0	268
U.S. corporate public securities	2,954	0	2,954	2,719	0	2,719
Foreign corporate public securities	655	0	655	786	0	786
Residential mortgage-backed securities	0	0	0	55	74	129
Equity securities	177	0	177	381	0	381
Total securities sold under agreements to repurchase(1)	$4,301	$35	$4,336	$4,235	$74	$4,309
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties, as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Fixed maturities	$13,354	$11,071
Trading account assets supporting insurance liabilities	380	477
Other trading account assets	1	2
Separate account assets	2,992	3,386
Equity securities	171	368
Total securities pledged	$16,898	$15,304

The following table sets forth the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Securities sold under agreements to repurchase	$8,400	$7,606
Cash collateral for loaned securities	4,336	4,309
Separate account liabilities	3,064	3,462
Policyholders’ account balances(1)	436	1,001
Total liabilities supported by the pledged collateral	$16,236	$16,378
__________

(1)	Represents amounts supporting outstanding funding agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and postings of collateral from OTC derivative counterparties. The fair value of this collateral was approximately $5,373 million as of December 31, 2017 (the largest components of which included $1,331 million of securities and $4,042 million of cash from OTC derivative counterparties) and $7,988 million as of December 31, 2016 (the largest components of which included $2,178 million of securities and $5,810 million of cash from OTC derivative counterparties). A portion of the aforementioned securities, for both periods, had either been sold or repledged.

Assets of $35 million and $26 million at December 31, 2017 and 2016, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Restricted cash and securities of $15 million and $10 million at December 31, 2017 and 2016, respectively, were included in “Other assets.” Additionally, assets carried at $3.5 billion and $3.3 billion at December 31, 2017 and 2016, respectively, were held in a trust established for the benefit of certain policyholders related to a reinsurance agreement with a subsidiary of Prudential Financial. Assets carried at $604 million and $605 million at December 31, 2017 and 2016, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $59 million and $89 million at December 31, 2017 and 2016, respectively. These amounts include member and activity-based stock associated with memberships in the Federal Home Loan Banks of New York and Boston.

5.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special-purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If the Company determines that it is the VIE’s primary beneficiary, it consolidates the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs.

The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

	December 31,
	2017	2016
	(in millions)
Trading account assets supporting insurance liabilities	$9	$10
Other long-term investments	0	11
Cash and cash equivalents	0	1
Other assets	0	1
Total assets of consolidated VIEs	$9	$23
Other liabilities	0	0
Total liabilities of consolidated VIEs	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $87 million and $82 million at December 31, 2017 and 2016, respectively. These investments are reflected in “Fixed maturities, available-for-sale” and “Other trading account assets, at fair value.” There are no liabilities associated with these unconsolidated VIEs on the Company’s Consolidated Statements of Financial Position.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate-related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $7,713 million and $7,159 million as of December 31, 2017 and 2016, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Balance, beginning of year	$7,771	$10,943	$10,202
Capitalization of commissions, sales and issue expenses	1,248	1,218	1,358
Amortization—Impact of assumption and experience unlocking and true-ups	(35)	243	253
Amortization—All other	(737)	(1,495)	(1,323)
Change in unrealized investment gains and losses	(208)	(9)	378
Foreign currency translation	2	(3)	(2)
Other(1)	0	(3,126)	77
Balance, end of year	$8,041	$7,771	$10,943
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DAC and the December 31, 2015 amount represents the assumed DAC. See Note 13 for additional information.

7.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

8.	VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Balance, beginning of year	$991	$1,460	$1,243
Amortization—Impact of assumption and experience unlocking and true-ups	(67)	(248)	124
Amortization—All other	(144)	(162)	(182)
Change in unrealized investment gains and losses	(461)	(117)	207
Interest	55	58	63
Foreign currency translation	1	0	(1)
Other	0	0	6
Balance, end of year	$375	$991	$1,460

The following table provides VOBA balances and the weighted average remaining expected life for the year ended December 31, 2017.

	VOBA Balance	Weighted Average Remaining Expected Life In Years
	($ in millions)
CIGNA	$223	12
The Hartford Life Business	$145	9
Gibraltar BSN Life Berhad	$7	8

The following table provides the interest accrual rates varying by acquisition for the years ended December 31.

	2017			2016			2015
CIGNA			6.40%			6.40%			6.40%
The Hartford Life Business	3.00%	to	6.17%	3.00%	to	6.17%	3.00%	to	6.17%
Gibraltar BSN Life Berhad	4.07%	to	5.51%	4.07%	to	5.51%	4.07%	to	5.51%

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2018	2019	2020	2021	2022
	(in millions)
Estimated future VOBA amortization	$74	$67	$62	$60	$53

9.	OTHER INTANGIBLES

Other intangible balances at December 31 are as follows:

	2017			2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$101	$(44)	$57	$174	$(112)	$62
Other	81	(41)	40	70	(35)	35
Total	$182	$(85)	$97	$244	$(147)	$97

Amortization expense for other intangibles was $10 million, $11 million and $22 million for the years ending December 31, 2017, 2016 and 2015, respectively. Amortization expense for other intangibles is expected to be approximately $9 million in 2018, $9 million in 2019, $6 million in 2020, $7 million in 2021 and $7 million in 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

10.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2017	2016
	(in millions)
Life insurance	$80,423	$76,608
Individual and group annuities and supplementary contracts	61,060	57,353
Other contract liabilities	10,933	10,036
Subtotal future policy benefits excluding unpaid claims and claim settlement expenses	152,416	143,997
Unpaid claims and claim settlement expenses	2,660	2,715
Total future policy benefits	$155,076	$146,712

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 6% and 7% of direct individual life insurance in force at December 31, 2017 and 2016, respectively, and 60%, 62% and 64% of direct individual life insurance premiums for 2017, 2016 and 2015, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.5% to 7.8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.2% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 2.0% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in “other contract liabilities” in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; and for certain individual health policies. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional PFL liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A PFL liability is included in “Future policy benefits” and is predominately associated with certain interest-sensitive life contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unpaid claims and claim settlement expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 2.6% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 for the years indicated are as follows:

	2017	2016
	(in millions)
Individual annuities	$11,279	$11,052
Group annuities	26,354	26,502
Guaranteed investment contracts and guaranteed interest accounts	13,333	13,634
Funding agreements	4,631	4,794
Interest-sensitive life contracts	22,892	22,135
Dividend accumulation and other	18,394	17,912
Total policyholders’ account balances	$96,883	$96,029

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2017 and 2016 are $4,165 million and $3,758 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program (“FANIP”). Under this program, which has a maximum authorized amount of $15 billion of medium-term notes and $3 billion of commercial paper, Delaware statutory trusts issue short-term commercial paper and/or medium-term notes to investors that are secured by funding agreements issued to the trusts by Prudential Insurance. The outstanding commercial paper and notes have fixed or floating interest rates that range from 0.0% to 2.6% and original maturities ranging from seven days to five years. Included in the amounts at December 31, 2017 and 2016 is the medium-term note liability, which is carried at amortized cost, of $3,211 million and $3,210 million, respectively, and short-term note liability of $957 million and $550 million, respectively.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”), which at December 31, 2017 and 2016 totaled $436 million and $1,001 million, respectively. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 1.2% to 2.1% and original maturities ranging from five to seven years. For additional details on the FHLBNY program, see Note 14.

Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 13.3% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2017 and 2016, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2017		December 31, 2016
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)
	($ in millions)
Annuity Contracts
Return of net deposits
Account value	$95,534	$17	$86,010	$17
Net amount at risk	$31	$0	$185	$0
Average attained age of contractholders	65 years	73 years	64 years	72 years
Minimum return or contract value
Account value	$25,686	$109,669	$24,391	$99,547
Net amount at risk	$1,755	$1,964	$2,619	$3,196
Average attained age of contractholders	69 years	66 years	69 years	65 years
Average period remaining until earliest expected annuitization	N/A	0.1 years	N/A	0.1 years
__________

(1)	Includes income and withdrawal benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31,
	2017	2016
	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$7,738	$6,828
General account value	$12,808	$11,859
Net amount at risk	$217,785	$203,645
Average attained age of contractholders	58 years	58 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2017	2016
	(in millions)
Equity funds	$70,343	$64,010
Bond funds	46,215	37,471
Money market funds	2,877	7,026
Total	$119,435	$108,507

In addition to the amounts invested in separate account investment options above, $3,941 million at December 31, 2017, and $3,761 million at December 31, 2016 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2017, 2016 and 2015, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of these embedded derivatives to an affiliate that maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 13 for further information regarding the external reinsurance arrangement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Annuity	Annuity	Annuity
	(in millions)
Balance at December 31, 2014	$2,796	$385	$93	$5,077
Incurred guarantee benefits(1)	510	124	(27)	220
Paid guarantee benefits and other	(22)	(56)	(14)	0
Change in unrealized investment gains and losses(2)	(193)	(6)	0	0
Other(2)(3)	(1)	20	1	235
Balance at December 31, 2015	3,090	467	53	5,532
Incurred guarantee benefits(1)	902	74	(6)	(191)
Paid guarantee benefits	(36)	(63)	(15)	0
Change in unrealized investment gains and losses(2)	102	1	0	0
Other	0	0	0	0
Balance at December 31, 2016	4,058	479	32	5,341
Incurred guarantee benefits(1)	664	25	(1)	428
Paid guarantee benefits	(15)	(45)	(13)	0
Change in unrealized investment gains and losses	290	11	0	0
Other	0	0	0	0
Balance at December 31, 2017	$4,997	$470	$18	$5,769
__________

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)	Prior period amounts are presented on a basis consistent with the current period presentation.

(3)	For 2015, includes assumed guarantees upon reinsurance agreement with PALAC. See Note 13 for additional information regarding this agreement.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Liabilities for guaranteed benefits for GMDB, GMIB, GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $0 million and $251 million as of December 31, 2017 and 2016, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2014	$848
Capitalization	7
Amortization—Impact of assumption and experience unlocking and true-ups	22
Amortization—All other	(186)
Change in unrealized gains and losses on investments	5
Other(1)	39
Balance at December 31, 2015	735
Capitalization	46
Amortization—Impact of assumption and experience unlocking and true-ups	19
Amortization—All other	(152)
Change in unrealized gains and losses on investments	(1)
Other(1)	(500)
Balance at December 31, 2016	147
Capitalization	0
Amortization—Impact of assumption and experience unlocking and true-ups	12
Amortization—All other	(11)
Change in unrealized gain and losses on investments	(2)
Other	0
Balance at December 31, 2017	$146
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DSI and the December 31, 2015 amount represents assumed DSI. See Note 13 for additional information.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

12.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a closed block for certain in force participating insurance policies and annuity products, along with corresponding assets used for the payment of benefits and policyholders’ dividends on these products (collectively the “Closed Block”), and ceased offering these participating products. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block division. The insurance policies and annuity contracts comprising the Closed Block are managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance (“NJDOBI”) on December 18, 2001, and Prudential Insurance is directly obligated for the insurance policies and annuity contracts in the Closed Block.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the date of demutualization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to Prudential Financial. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from Prudential Insurance’s assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income.

As of December 31, 2017 and 2016, the Company recognized a policyholder dividend obligation of $1,790 million and $1,647 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,656 million and $3,011 million at December 31, 2017 and 2016, respectively, to be paid to Closed Block policyholders unless offset by future experience, with a corresponding amount reported in AOCI.

On December 4, 2015, Prudential Insurance’s Board of Directors acted to increase the 2016 dividends payable on Closed Block policies. On December 9, 2016, Prudential Insurance’s Board of Directors approved a continuation of the dividends payable on Closed Block policies for 2017. On December 8, 2017, Prudential Insurance’s Board of Directors acted to decrease the 2018 dividends payable on Closed Block policies. These actions resulted in an increase of approximately $58 million and $32 million and a decrease of approximately $86 million in the liability for policyholders dividends recognized for the years ended December 31, 2015, 2016 and 2017, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block liabilities and Closed Block assets, are as follows:

	2017	2016
	(in millions)
Closed Block liabilities
Future policy benefits	$48,870	$49,281
Policyholders’ dividends payable	829	932
Policyholders’ dividend obligation	5,446	4,658
Policyholders’ account balances	5,146	5,204
Other Closed Block liabilities	5,070	4,262
Total Closed Block liabilities	65,361	64,337
Closed Block assets
Fixed maturities, available-for-sale, at fair value	41,043	38,696
Other trading account assets, at fair value	339	283
Equity securities, available-for-sale, at fair value	2,340	2,572
Commercial mortgage and other loans	9,017	9,437
Policy loans	4,543	4,660
Other long-term investments	3,159	3,020
Short-term investments	632	837
Total investments	61,073	59,505
Cash and cash equivalents	789	1,310
Accrued investment income	474	491
Other Closed Block assets	249	206
Total Closed Block assets	62,585	61,512
Excess of reported Closed Block liabilities over Closed Block assets	2,776	2,825
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,627	2,990
Allocated to policyholder dividend obligation	(3,656)	(3,011)
Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,747	$2,804

Information regarding the policyholder dividend obligation is as follows:

	2017	2016
	(in millions)
Balance, January 1	$4,658	$4,509
Impact from earnings allocable to policyholder dividend obligation	142	(48)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	646	197
Balance, December 31	$5,446	$4,658

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Revenues
Premiums	$2,524	$2,619	$2,668
Net investment income	2,669	2,597	2,709
Realized investment gains (losses), net	534	433	834
Other income (loss)	113	36	23
Total Closed Block revenues	5,840	5,685	6,234
Benefits and Expenses
Policyholders’ benefits	3,220	3,283	3,366
Interest credited to policyholders’ account balances	133	132	135
Dividends to policyholders	2,007	1,941	2,130
General and administrative expenses	382	402	423
Total Closed Block benefits and expenses	5,742	5,758	6,054
Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	98	(73)	180
Income tax expense (benefit)	43	(120)	136
Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$55	$47	$44
13. REINSURANCE
The Company participates in reinsurance with affiliates and third parties primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, and to acquire or dispose of businesses. The Company also uses reinsurance with affiliates as part of its risk management and capital management strategies for certain of its variable annuity optional living benefit features.

Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re, as discussed below. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC as applicable.

Effective December 31, 2015, the Company entered into an agreement to assume the majority of the New York business from PALAC, a subsidiary of Prudential Financial. Concurrently, PALAC surrendered its New York license.

Effective April 1, 2015, the Company entered into an agreement with Union Hamilton Reinsurance, Ltd. (“Union Hamilton”) an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. Reinsurance on business subject to this agreement remains in force for the duration of the underlying annuity contracts. New sales subsequent to December 31, 2016 are not covered by this external reinsurance agreement. These guaranteed benefit features are accounted for as embedded derivatives.

In January 2013, the Company acquired the Hartford Life Business through reinsurance transactions with three subsidiaries of Hartford Financial Services Group, Inc. (“Hartford Financial”). Under the related agreements, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement. In December 2017, Hartford Financial announced a definitive agreement to sell a group of operating subsidiaries, which includes two of the Company’s counterparties to these reinsurance arrangements. There is no impact to the terms, rights or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Consolidated Statements of Financial Position.

From 2005 through March 31, 2016, the Company maintained various automatic coinsurance agreements with Pruco Re to reinsure its living benefit features sold on certain of its variable annuities.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company is authorized and has historically retained up to $30 million per life, but reduced its operating retention limit to $20 million per life in 2013. Retention in excess of the operating limit is on an exception basis.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company’s yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd. (“Prudential of Japan”), Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen I Reasekuracji Spolka Akcyjna, The Prudential Gibraltar Financial Life Insurance Co. Ltd. (“PGFL”), Prudential Annuities Life Assurance Corporation (“PALAC”), Prudential Seguros Mexico, S.A., Pramerica Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd. The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income and policyholders’ benefits for the years ended December 31, were as follows:

	2017	2016	2015
	(in millions)
Direct premiums	$16,012	$15,239	$14,176
Reinsurance assumed	5,109	4,677	4,200
Reinsurance ceded	(1,768)	(2,553)	(1,642)
Premiums	$19,353	$17,363	$16,734

Direct policy charges and fee income	$3,441	$3,926	$3,927
Reinsurance assumed	1,218	1,287	1,180
Reinsurance ceded	(2,043)	(1,520)	(331)
Policy charges and fee income	$2,616	$3,693	$4,776

Direct policyholders’ benefits	$19,744	$19,714	$17,350
Reinsurance assumed	5,933	5,504	4,985
Reinsurance ceded	(2,692)	(2,975)	(1,716)
Policyholders’ benefits	$22,985	$22,243	$20,619

Reinsurance recoverables at December 31, were as follows:

	2017	2016
	(in millions)
PALAC	$8,449	$7,799
Prudential of Taiwan	1,410	1,250
Prudential of Japan	173	152
PGFL	62	56
Other affiliates	4	3
Unaffiliated(1)	5,079	4,138
Total reinsurance recoverables	$15,177	$13,398
__________

(1)
Includes $2,145 million and $682 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2017, respectively. Includes $2,049 million and $656 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2016, respectively. The Company has also recorded reinsurance payables related to the Hartford Life Business of $1,301 million and $1,205 million at December 31, 2017 and 2016, respectively. Also included is $13 million and $0 million of reinsurance recoverables at December 31, 2017 and 2016, respectively, established under the reinsurance agreement with Union Hamilton related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Financial Position at December 31, were as follows:

	2017		2016
	Assumed	Ceded	Assumed	Ceded
	(in millions)
Policy loans	$445	$0	$394	$0
Deferred policy acquisition costs	1,928	(3,842)	1,729	(3,627)
Reinsurance recoverables - affiliated(1)	236	9,757	209	8,959
Other assets	39	(593)	37	(562)
Future policy benefits	14,191	0	11,799	0
Policyholders’ account balances	1,001	0	675	0
Reinsurance payables - affiliated	94	4	105	4
Other liabilities	0	0	0	(48)
__________

(1)	Primarily represents the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2017		2016		2015
	Assumed	Ceded	Assumed	Ceded	Assumed		Ceded
	(in millions)
Premiums	$3,017	$(70)	$2,625	$(898)	$2,063		$(100)
Policy charges and fee income	42	(1,632)	29	(1,154)	0	0	0
Net investment income	19	0	16	0	14	0	0
Asset management and service fees	10	(293)	10	(205)	0	0	0
Realized investment gains (losses), net(1)	25	(555)	32	(533)	(84)	0	(745)
Policyholders’ benefits	2,710	(65)	2,404	(574)	1,880	0	(24)
Interest credited to policyholders’ account balances	13	(24)	9	1	2	0	0
Amortization of deferred policy acquisition costs	309	(30)	265	210	244	0	0
General and administrative expenses	78	(699)	67	(501)	32	0	(9)
__________

(1)	Represents the change in fair values of the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Excluding the reinsurance recoverable associated with the acquisition of the Hartford Life Business, the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2017. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies. If deemed necessary, the Company would secure collateral in the form of a trust, letter of credit, or funds withheld arrangement to ensure collectability; otherwise, an allowance for uncollectible reinsurance would be recorded. Under the Company’s longevity reinsurance transactions, the Company has secured collateral from its counterparties to minimize counterparty default risk.

14.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

The table below presents the Company’s short-term debt at December 31, for the years indicated as follows:

	2017	2016
	($ in millions)
Commercial paper	$500	$525
Other notes payable(1)	581	70
Current portion of long-term debt(2)	69	179
Total short-term debt	$1,150	$774
Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$227	$252
Daily average commercial paper outstanding	$856	$776
Weighted average maturity of outstanding commercial paper, in days	24	23
Weighted average interest rate on outstanding short-term debt(3)	1.54%	0.47%
__________

(1)
Includes notes due to related parties of $581 million and $70 million at December 31, 2017 and 2016, respectively. $71 million and $55 million of the related party notes are denominated in foreign currency at December 31, 2017 and 2016, respectively.

(2)
Includes notes due to related parties of $69 million and $106 million at December 31, 2017 and 2016, respectively. The related party notes payable have interest rates varying from 2.70% to 14.85% in 2017. The related party notes include $69 million and $4 million of notes denominated in foreign currency at December 31, 2017 and 2016, respectively.

(3)	Excludes the current portion of long-term debt.

At December 31, 2017 and 2016, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program, with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings generally have served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the NJDOBI. Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the FHLBNY. Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if any of Prudential Insurance’s financial strength ratings decline below A-/A3/A- Negative by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $49 million and $78 million as of December 31, 2017 and 2016, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2016, the 5% limitation equates to a maximum amount of pledged assets of $6.2 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.3 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2017, Prudential Insurance had pledged assets with a fair value of $814 million supporting outstanding funding agreements totaling $436 million, which are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance, but not pledged, amounted to $6.9 billion as of December 31, 2017. Prudential Insurance had no advances outstanding under the FHLBNY facility as of December 31, 2017.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of Prudential Insurance, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings, depending on the maturity date of the obligation. All FHLBB stock purchased by PRIAC is classified as restricted general account investments within “Other long-term investments”, and the carrying value of these investments was $10 million as of December 31, 2017 and 2016. As of December 31, 2017, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $231 million as of December 31, 2017.

Credit Facilities

As of December 31, 2017, the Company maintained a syndicated, unsecured committed credit facility as described below.

Borrower	Original Term	Expiration Date	Capacity	Amount Outstanding
			($ in millions)
Prudential Financial and Prudential Funding	5 years	July 2022	$4,000	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In July 2017, the Company amended and restated its $4.0 billion five-year credit facility that has both Prudential Financial and Prudential Funding as borrowers and a syndicate of financial institutions as lenders, extending the term of the facility to July 2022. The credit facility contains customary representations and warranties, covenants and events of default and borrowings are not contingent on the borrowers’ credit ratings nor subject to material adverse change clauses. Borrowings under this facility are conditioned on the continued satisfaction of customary conditions, including Prudential Financial’s maintenance of consolidated net worth of at least $20.958 billion, which is calculated as U.S. GAAP equity, excluding AOCI, equity of noncontrolling interests and equity attributable to the Closed Block. The Company expects that it may borrow under the facility from time to time to fund its working capital needs. In addition, amounts under this credit facility may be drawn in the form of standby letters of credit that can be used to meet the Company’s operating needs.

Borrowings under this credit facility may be used for general corporate purposes. As of December 31, 2017, the Company was in compliance with the covenants under this credit facility.

In addition to the above credit facility, the Company had access to $755 million of certain other lines of credit at December 31, 2017, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants, and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2017, $462 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

The table below presents the Company’s long-term debt at December 31, for the years indicated as follows:

	Maturity Dates	Rate(1)	2017	2016
			($ in millions)
Fixed-rate notes:
Surplus notes(2)	2019-2047	3.20%-8.30%	$7,239	$6,795
Surplus notes subject to set-off arrangements(3)	2021-2037	2.55%-5.42%	7,387	6,303
Senior notes(4)	2018-2027	0.37%-14.85%	195	267
Mortgage debt(5)	2019-2027	0.89%-3.85%	226	177
Floating-rate notes:
Surplus notes(6)			0	999
Surplus notes subject to set-off arrangements	2024-2037	2.25%-2.95%	2,100	1,456
Mortgage debt(7)	2019-2025	0.26%-4.07%	573	409
Subtotal			17,720	16,406
Less: assets under set-off arrangements(8)			9,487	7,759
Total long-term debt			$8,233	$8,647
__________

(1)	Ranges of interest rates are for the year ended December 31, 2017.

(2)
Fixed-rate surplus notes at December 31, 2017 and 2016 include $6,399 million and $5,956 million, respectively, due to a related party. Maturities of these notes range from 2024 through 2047. The interest rates ranged from 3.20% to 8.30% in 2017.

(3)
Fixed-rate surplus notes subject to set-off arrangements at December 31, 2017 and 2016 include $2,200 million due to a related party. Maturities of these notes range from 2027 through 2034. The interest rate ranged from 2.55% to 5.42% in 2017.

(4)
Fixed-rate senior notes at December 31, 2017 and 2016 include $22 million and $94 million, respectively, due to related parties. Maturities of these notes range from 2018 through 2027 and interest rates ranged from 0.37% to 14.85% in 2017. These related party notes included $20 million and $27 million at December 31, 2017 and 2016, respectively, of notes which were denominated in foreign currency.

(5)	Includes $107 million and $82 million of debt denominated in foreign currency at December 31, 2017 and 2016, respectively.

(6)	Floating-rate surplus notes at December 31, 2017 and 2016 include $0 million and $500 million due to a related party, respectively.

(7)	Includes $245 million and $221 million of debt denominated in foreign currency at December 31, 2017 and 2016, respectively.

(8)
Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, resulting from an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements. These assets include available-for-sale securities that are valued at market and held-to-maturity securities that are valued at book value.

At December 31, 2017 and 2016, the Company was in compliance with all debt covenants related to the borrowings in the table above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table presents the contractual maturities of the Company’s long-term debt as of December 31, 2017:

	Calendar Year
	2019	2020	2021	2022	2022 and thereafter	Total
	(in millions)
Long-term debt	$621	$119	$163	$85	$7,245	$8,233

Surplus Notes

As of December 31, 2017 and 2016, $840 million of fixed-rate surplus notes were outstanding to non-affiliates, respectively. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the NJDOBI. The NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2017 and 2016, the Company met these statutory capital requirements.

The Company’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning on September 18, 2014. The initial exchange rate for the surplus notes was 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes. This was equivalent to 5.1 million shares and an initial exchange price per share of Common Stock of $98.78. The exchange rate is subject to customary anti-dilution adjustments and is accordingly revalued during the fourth quarter of each year. As of December 31, 2017, the exchange rate is 11.7643 shares of Common Stock per each $1,000 principal amount of surplus notes. This is equivalent to 5.88 million shares and an exchange price per share of Common Stock of $85.00. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014, to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. As of December 31, 2017, this reduction value is $45.79 per $1,000 principal amount of surplus notes. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special-purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting the non-economic portion of the statutory reserve required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The non-economic portion of the statutory reserve equals the difference between the statutory reserve required under Regulation XXX and the amount the Company considers necessary to maintain solvency for moderately adverse experience. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2017, an aggregate of $1.75 billion of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In December 2013, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $3.5 billion, but can be increased to a maximum potential size of $4.5 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $2.88 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with external counterparties, pursuant to which the captive agreed to issue and sell a surplus note with a ten-year term in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In December 2017, the Company increased the maximum potential size of the facility to $2.4 billion, of which $650 million has a twenty-year term. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $2.10 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Another captive reinsurance subsidiary maintains a financing facility with external counterparties, pursuant to which the captive has outstanding $2.5 billion in principal amount of surplus notes and received in return an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In November 2017, we repaid $500 million of senior notes issued by a special purpose affiliate and held by one of the external counterparties. The remaining term of the financing is seventeen years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The captive can redeem the credit-linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. External counterparties have agreed to fund any such credit-linked notes payments in an amount of up to $2.2 billion, and the remaining $300 million is supported by collateral held by the affiliate. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliate to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse one of the external counterparties for any payments under the credit-linked notes funded by it in an amount of up to $1 billion.

In March 2017, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $1.0 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $560 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

As of December 31, 2017, captive reinsurance subsidiaries had a total outstanding $6.40 billion of fixed-rate surplus notes to affiliates and $0 million of floating-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

In September 2017, the Company redeemed $500 million of surplus notes that had been issued in 2007 by a captive reinsurance subsidiary to external counterparties to finance non-economic reserves required under Guideline AXXX.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In February 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain external counterparties and a special-purpose company affiliate, pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to the affiliate up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit-linked notes. Upon issuance, PLIC would hold any credit-linked notes as assets to finance future statutory surplus needs within PLIC. As of December 31, 2017, there were no surplus notes outstanding under the facility.

Other

Funding Agreement Notes Issuance Program. The Company maintains a FANIP in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and are not included in the foregoing table. See Note 10 for further discussion of these obligations.

Mortgage Debt. As of December 31, 2017, the Company’s subsidiaries had mortgage debt of $799 million that has recourse only to real estate property held for investment by those subsidiaries. This represents an increase of $140 million from December 31, 2016, due to new borrowings in 2017 of $226 million and foreign exchange fluctuations of $28 million, offset by $73 million of maturities and $41 million of prepayment activity.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $2.0 million, $3.0 million and $3.6 million for the years ended December 31, 2017, 2016 and 2015, respectively. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $822 million, $743 million and $722 million for the years ended December 31, 2017, 2016 and 2015, respectively. Interest expense related to affiliated debt was $433 million, $419 million and $404 million for the years ended December 31, 2017, 2016 and 2015, respectively. “Due to parent and affiliates” included $49 million and $45 million associated with the affiliated long-term interest payable at December 31, 2017 and 2016, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

15.	EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to The Prudential Insurance Company of America” for the years ended December 31 are as follows:

	Accumulated Other Comprehensive Income (Loss) Attributable to The Prudential Insurance Company of America
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2014	$51	$4,804	$(2,043)	$2,812
Change in OCI before reclassifications	(88)	(3,599)	(429)	(4,116)
Amounts reclassified from AOCI	19	(958)	185	(754)
Income tax benefit (expense)	15	1,548	85	1,648
Balance, December 31, 2015	(3)	1,795	(2,202)	(410)
Change in OCI before reclassifications	(58)	2,506	(349)	2,099
Amounts reclassified from AOCI	14	(481)	200	(267)
Income tax benefit (expense)	10	(632)	48	(574)
Balance, December 31, 2016	(37)	3,188	(2,303)	848
Change in OCI before reclassifications	62	4,454	(16)	4,500
Amounts reclassified from AOCI	3	(648)	198	(447)
Income tax benefit (expense)	(16)	(1,135)	(151)	(1,302)
Balance, December 31, 2017	$12	$5,859	$(2,272)	$3,599
__________

(1)	Includes cash flow hedges of $(15) million, $1,287 million and $1,151 million as of December 31, 2017, 2016 and 2015, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,			Affected line item in Consolidated Statements of Operations
	2017	2016	2015
	(in millions)
Amounts reclassified from AOCI(1)(2):
Foreign currency translation adjustment:
Foreign currency translation adjustment	$(5)	$(14)	$(10)	Realized investment gains (losses), net
Foreign currency translation adjustment	2	0	(9)	Other income
Total foreign currency translation adjustment	(3)	(14)	(19)
Net unrealized investment gains (losses):
Cash flow hedges—Interest Rate	(2)	(3)	(4)	(3)
Cash flow hedges—Currency/Interest rate	(23)	445	259	(3)
Net unrealized investment gains (losses) on available-for-sale securities	673	39	703
Total net unrealized investment gains (losses)	648	481	958	(4)
Amortization of defined benefit items:
Prior service cost	2	4	7	(5)
Actuarial gain (loss)	(200)	(204)	(192)	(5)
Total amortization of defined benefit items	(198)	(200)	(185)
Total reclassifications for the period	$447	$267	$754
__________

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 21 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2014	$253	$(6)	$2	$(32)	$(81)	$136
Net investment gains (losses) on investments arising during the period	(6)				2	(4)
Reclassification adjustment for (gains) losses included in net income	(85)				29	(56)
Reclassification adjustment for OTTI losses excluded from net income(1)	(6)				2	(4)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		12			(4)	8
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			11		(4)	7
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2015	156	6	13	(31)	(56)	88
Net investment gains (losses) on investments arising during the period	87				(27)	60
Reclassification adjustment for (gains) losses included in net income	6				(2)	4
Reclassification adjustment for OTTI losses excluded from net income(1)	(15)				5	(10)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(9)			3	(6)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(20)		7	(13)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(16)	6	(10)
Balance, December 31, 2016	234	(3)	(7)	(47)	(64)	113
Net investment gains (losses) on investments arising during the period	73				(22)	51
Reclassification adjustment for (gains) losses included in net income	(61)				18	(43)
Reclassification adjustment for OTTI losses excluded from net income(1)	(1)				0	(1)
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		2			(1)	1
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			9		(3)	6
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2017	$245	$(1)	$2	$(46)	$(72)	$128
__________

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2014	$13,655	$(607)	$(1,078)	$(5,022)	$(2,280)	$4,668
Net investment gains (losses) on investments arising during the period	(6,606)				2,272	(4,334)
Reclassification adjustment for (gains) losses included in net income	(873)				300	(573)
Reclassification adjustment for OTTI losses excluded from net income(2)	6				(2)	4
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		578			(202)	376
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			173		(61)	112
Impact of net unrealized investment (gains) losses on policyholders’ dividends				2,237	(783)	1,454
Balance, December 31, 2015	6,182	(29)	(905)	(2,785)	(756)	1,707
Net investment gains (losses) on investments arising during the period	2,246				(695)	1,551
Reclassification adjustment for (gains) losses included in net income	(487)				151	(336)
Reclassification adjustment for OTTI losses excluded from net income(2)	15				(5)	10
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(90)			32	(58)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			489		(170)	319
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(181)	63	(118)
Balance, December 31, 2016	7,956	(119)	(416)	(2,966)	(1,380)	3,075
Net investment gains (losses) on investments arising during the period	5,696				(1,709)	3,987
Reclassification adjustment for (gains) losses included in net income	(587)				175	(412)
Reclassification adjustment for OTTI losses excluded from net income(2)	1				0	1
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		(522)			164	(358)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			(152)		53	(99)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(653)	190	(463)
Balance, December 31, 2017	$13,066	$(641)	$(568)	$(3,619)	$(2,507)	$5,731
__________

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2017, Prudential Insurance’s unassigned surplus was $8,450 million, and it recorded applicable

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

adjustments for cumulative unrealized investment gains of $726 million. Prudential Insurance must give prior notification to the NJDOBI of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory capital and surplus as of the preceding December 31 ($9,948 million as of December 31, 2017) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31 ($505 million for the year ended December 31, 2017), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of the NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay an ordinary dividend of up to $995 million after June 28, 2018, without prior approval of the NJDOBI.

The laws regulating dividends of Prudential Insurance’s insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(217) million, $5,214 million and $5,253 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory capital and surplus of Prudential Insurance amounted to $9,948 million and $11,174 million at December 31, 2017 and 2016, respectively.

The risk-based capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required. As of December 31, 2017, Prudential Insurance had TAC levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

Prudential Insurance and its insurance subsidiaries have capital and surplus levels that exceed their respective regulatory minimum requirements, and none utilized prescribed or permitted practices that vary materially from the practices prescribed by the NAIC or equivalent regulatory bodies for results reported as of December 31, 2017 and 2016, respectively, or for the years ended December 31, 2017, 2016 and 2015, respectively.

16.	STOCK-BASED COMPENSATION

In 2017 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2017, 2016 and 2015, include allocated costs of $2 million, $5 million and $6 million, respectively, associated with employee stock options and $102 million, $79 million and $63 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

17.	EMPLOYEE BENEFIT PLANS
Pension and Other Postretirement Plans
The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2017 and 2016 is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2017	2016	2017	2016
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(11,309)	$(10,803)	$(2,049)	$(2,129)
Service cost	(208)	(186)	(18)	(16)
Interest cost	(462)	(479)	(81)	(90)
Plan participants’ contributions	0	0	(30)	(31)
Medicare Part D subsidy receipts	0	0	(9)	(10)
Amendments	0	0	(9)	0
Actuarial gains (losses), net	(733)	(491)	70	48
Settlements	25	0	0	0
Special termination benefits	(4)	0	0	0
Benefits paid	652	611	171	180
Foreign currency changes and other	(24)	39	(2)	(1)
Benefit obligation at end of period	$(12,063)	$(11,309)	$(1,957)	$(2,049)
Change in plan assets
Fair value of plan assets at beginning of period	$12,601	$12,297	$1,527	$1,584
Actual return on plan assets	1,324	876	212	82
Employer contributions	117	101	9	10
Plan participants’ contributions	0	0	30	31
Disbursement for settlements	(25)	0	0	0
Benefits paid	(652)	(611)	(171)	(180)
Foreign currency changes and other	33	(62)	0	0
Fair value of plan assets at end of period	$13,398	$12,601	$1,607	$1,527
Funded status at end of period	$1,335	$1,292	$(350)	$(522)
Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,634	$2,528	$0	$0
Accrued benefit liability	(1,299)	(1,236)	(350)	(545)
Net amount recognized	$1,335	$1,292	$(350)	$(545)
Items recorded in “Accumulated other comprehensive income (loss)” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	(4)	(6)	10	1
Net actuarial loss	3,090	3,069	333	547
Net amount not recognized	$3,086	$3,063	$343	$548
Accumulated benefit obligation	$(11,443)	$(10,717)	$(1,957)	$(2,049)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,253 million and $1,197 million benefit obligation at December 31, 2017 and 2016, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company did not make any discretionary payments to the trust in 2017 and 2016. As of December 31, 2017 and 2016, the assets in the trust had a carrying value of $881 million and $829 million, respectively.
Pension benefits for foreign plans comprised 2% of the ending benefit obligation for both 2017 and 2016. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2017 and 2016. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2017	2016
	(in millions)
Projected benefit obligation	$1,299	$1,236
Fair value of plan assets	$0	$0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2017	2016
	(in millions)
Accumulated benefit obligation	$1,139	$1,074
Fair value of plan assets	$0	$0

There were no purchases of annuity contracts in 2017 and 2016 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $21 million and $19 million as of December 31, 2017 and 2016, respectively.
Components of Net Periodic Benefit Cost
The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S equities, international equities, real estate and other assets are recognized over a five year period. However, the fair value for fixed maturity assets (including short-term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2017	2016	2015	2017	2016	2015
	(in millions)
Service cost	$208	$186	$186	$18	$16	$18
Interest cost	462	479	451	81	90	84
Expected return on plan assets	(779)	(751)	(772)	(102)	(105)	(115)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	(2)	0	(2)	(5)
Amortization of actuarial (gain) loss, net	165	163	154	35	41	38
Settlements	4	0	0	0	0	0
Special termination benefits(1)	4	0	2	0	0	0
Net periodic (benefit) cost	$62	$75	$19	$32	$40	$20
__________

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Accumulated Other Comprehensive Income
The benefit obligation is based upon actuarial assumptions such as discount, termination, retirement, mortality and salary growth rates. Changes at year-end in these actuarial assumptions, along with experience changes based on updated participant census data are deferred in AOCI. Plan assets generate actuarial gains and losses when actual returns on plan assets differ from expected returns on plan assets, and these differences are also deferred in AOCI. The cumulative deferred gain (loss) within AOCI is amortized into earnings if it exceeds 10% of the greater of the benefit obligation or plan assets at the beginning of the year, and the amortization period is based upon the actuarially calculated expected future years of service for a given plan.

The amounts recorded in AOCI as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in OCI are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2014	$0	$(9)	$2,649	$0	$(8)	$586
Amortization for the period	0	2	(154)	0	5	(38)
Deferrals for the period	0	0	366	0	2	66
Impact of foreign currency changes and other	0	(1)	(1)	0	0	(3)
Balance, December 31, 2015	0	(8)	2,860	0	(1)	611
Amortization for the period	0	2	(163)	0	2	(41)
Deferrals for the period	0	0	366	0	0	(25)
Impact of foreign currency changes and other	0	0	6	0	0	2
Balance, December 31, 2016	0	(6)	3,069	0	1	547
Amortization for the period	0	2	(165)	0	0	(35)
Deferrals for the period	0	0	188	0	9	(180)
Impact of foreign currency changes and other	0	0	(2)	0	0	1
Balance, December 31, 2017	$0	$(4)	$3,090	$0	$10	$333

The amounts included in AOCI expected to be recognized as components of net periodic (benefit) cost in 2018 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(2)	$1
Amortization of actuarial (gain) loss, net	182	17
Total	$180	$18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2017	2016	2015	2017	2016	2015
Weighted average assumptions
Discount rate (beginning of period)	4.15%	4.50%	4.10%	4.05%	4.35%	3.95%
Discount rate (end of period)	3.65%	4.15%	4.50%	3.60%	4.05%	4.35%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.25%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	6.60%	7.00%	6.66%
Health care cost trend rates (end of period)	N/A	N/A	N/A	6.20%	6.60%	7.00%
For 2017, 2016 and 2015, the ultimate health care cost trend rate after gradual decrease until: 2021, 2021, 2019, (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2017, 2016 and 2015, the ultimate health care cost trend rate after gradual decrease until: 2024, 2021, 2021 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2017 and December 31, 2016 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The December 31, 2017 portfolio is selected from a compilation of approximately 650 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2017 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2016. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2018. The expected rate of return for 2018 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$6
Increase in postretirement benefit obligation	$115
One percentage point decrease
Decrease in total service and interest costs	$4
Decrease in postretirement benefit obligation	$89

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2017 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	17%	29%	66%
International Equities	2%	17%	2%	24%
Fixed Maturities	49%	66%	4%	51%
Short-term Investments	0%	15%	0%	39%
Real Estate	2%	17%	0%	0%
Other	0%	17%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2017 and December 31, 2016 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds—Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Equities—See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt—See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps—See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds)—Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral—This value is the contractual position relative to the investment of securities lending collateral.

Real Estate—The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments—Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships—The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Private equity and real estate partnerships do not provide redemption rights to their investors, and there is not a public market for these investments. The Plan’s ability to redeem its investments at the end of the partnership term will depend on the ability of the fund manager to liquidate the illiquid private equity or real estate holdings. These funds are established with expected terms ranging from seven to fifteen years, with an option to extend the liquidation period for additional terms of up to two years.

Hedge Funds—The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Hedge fund investments are structured as fund-of-funds vehicles or as direct investments in various hedge funds. The fund-of-funds vehicles are used for the purpose of making investments in a diverse portfolio of smaller hedge funds, while the direct investments allow for larger targeted investments without the additional fees inherent in a fund-of-funds structure. The hedge fund investments may be subject to initial period lock-up restrictions, under which capital must remain invested for a minimum period, ranging from one to two years. At December 31, 2017 and 2016, substantially none of the funds were in their initial lock-up period. Following the expiration of a fund’s lock-up period, redemptions are permitted quarterly, semi-annually or annually, with advance written notice from 65 to 185 days, depending on the fund. However, redemptions from hedge funds and fund-of-funds may also be restricted by a maximum redemption limitation on any redemption payment date, generally stated as a percentage of the total fund assets or total investment by the redeeming investor; payments of redemptions in excess of that “gate” amount are deferred. The Plan’s hedge fund investments include “gate” limits of 20% to 25% of the hedge fund’s net assets, depending on the fund.

Variable Life Insurance Policies—These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$552	$0	$0	$552
Common/collective trusts(1)	0	79	0	0	79
Subtotal					631
International Equities:
Pooled separate accounts(2)	0	365	0	0	365
Common/collective trusts(3)	0	314	0	0	314
United Kingdom insurance pooled funds(4)	0	56	0	0	56
Subtotal					735
Fixed Maturities:
Pooled separate accounts(5)	0	1,319	38	0	1,357
Common/collective trusts(6)	0	300	0	0	300
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	1,402	0	0	1,402
U.S. government securities (state & other)	0	556	0	0	556
Non-U.S. government securities	0	10	0	0	10
United Kingdom insurance pooled funds(7)	0	324	0	0	324
Corporate Debt:
Corporate bonds(8)	0	3,621	1	0	3,622
Asset-backed	0	5	0	0	5
Collateralized Mortgage Obligations(9)	0	492	0	0	492
Interest rate swaps (Notional amount: $1,498)	0	12	0	0	12
Other(10)	578	1	39	0	618
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					8,699
Short-term Investments:
Pooled separate accounts	0	56	0	0	56
United Kingdom insurance pooled funds	0	1	0	0	1
Subtotal					57
Real Estate:
Pooled separate accounts(12)	0	0	714	0	714
Partnerships	0	0	0	435	435
Subtotal					1,149
Other:
Partnerships	0	0	0	706	706
Hedge funds	0	0	0	1,421	1,421
Subtotal					2,127
Total	$578	$9,466	$792	$2,562	$13,398

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$472	$0	$0	$472
Common/collective trusts(1)	0	66	0	0	66
Subtotal					538
International Equities:
Pooled separate accounts(2)	0	269	0	0	269
Common/collective trusts(3)	0	218	0	0	218
United Kingdom insurance pooled funds(4)	0	49	0	0	49
Subtotal					536
Fixed Maturities:
Pooled separate accounts(5)	0	1,247	36	0	1,283
Common/collective trusts(6)	0	226	0	0	226
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	993	0	0	993
U.S. government securities (state & other)	0	521	0	0	521
Non-U.S. government securities	0	9	0	0	9
United Kingdom insurance pooled funds(7)	0	305	0	0	305
Corporate Debt:
Corporate bonds(8)	0	4,039	0	0	4,039
Asset-backed	0	7	0	0	7
Collateralized Mortgage Obligations(9)	0	506	0	0	506
Interest rate swaps (Notional amount: $2,595)	0	9	0	0	9
Other(10)	533	7	49	0	589
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					8,488
Short-term Investments:
Pooled separate accounts	0	55	0	0	55
United Kingdom insurance pooled funds	0	1	0	0	1
Subtotal					56
Real Estate:
Pooled separate accounts(12)	0	0	666	0	666
Partnerships	0	0	0	371	371
Subtotal					1,037
Other:
Partnerships	0	0	0	551	551
Hedge funds	0	0	0	1,395	1,395
Subtotal					1,946
Total	$533	$9,000	$751	$2,317	$12,601
__________

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.

(2)	This category invests in a large cap international equity funds whose objective is to track an index.

(3)
This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. This category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.

(5)	This category invests in bond funds, primarily highly rated private placement securities.

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

(7)	This category invests in bond funds, primarily highly rated corporate securities.

(8)	This category invests in highly rated corporate securities.

(9)	This category invests in highly rated Collateralized Mortgage Obligations.

(10)	Primarily cash and cash equivalents, short-term investments, payables and receivables, and open future contract positions (including fixed income collateral).

(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $411 million and $627 million and the liability for securities lending collateral is $411 million and $627 million for the years ended December 31, 2017 and 2016, respectively.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2017
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$36	$0	$49	$666
Actual Return on Assets:
Relating to assets still held at the reporting date	2	0	0	50
Relating to assets sold during the period	0	0	0	6
Purchases, sales and settlements	0	0	(10)	(8)
Transfers in and/or out of Level 3	0	1	0	0
Fair Value, end of period	$38	$1	$39	$714

	Year Ended December 31, 2016
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$35	$93	$607
Actual Return on Assets:
Relating to assets still held at the reporting date	1	0	61
Relating to assets sold during the period	0	0	6
Purchases, sales and settlements	0	(44)	(8)
Transfers in and/or out of Level 3(1)	0	0	0
Fair Value, end of period	$36	$49	$666

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$605	$0	$0	$605
Common trusts(2)	0	182	0	0	182
Subtotal					787
International Equities:
Variable Life Insurance Policies(3)	0	106	0	0	106
Common trusts(4)	0	110	0	0	110
Subtotal					216
Fixed Maturities:
Variable Life Insurance Policies(5)	0	163	0	0	163
Common trusts(5)	0	52	0	0	52
U.S. government securities (federal):
Other U.S. government securities	0	87	0	0	87
Corporate Debt:
Corporate bonds(6)	0	151	0	0	151
Asset-backed	0	28	0	0	28
Collateralized Mortgage Obligations(7)	0	27	2	0	29
Collateralized Loan Obligations(8)	0	28	2	0	30
Other(9)	6	0	1	0	7
Subtotal					547
Short-term Investments:
Registered investment companies	57	0	0	0	57
Subtotal					57
Total	$63	$1,539	$5	$0	$1,607

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$506	$0	$0	$506
Common trusts(2)	0	170	0	0	170
Subtotal					676
International Equities:
Variable Life Insurance Policies(3)	0	90	0	0	90
Common trusts(4)	0	96	0	0	96
Subtotal					186
Fixed Maturities:
Variable Life Insurance Policies(5)	0	157	0	0	157
Common trusts(5)	0	59	0	0	59
U.S. government securities (federal):
Mortgage-backed	0	0	0	0	0
Other U.S. government securities	0	78	0	0	78
Non-U.S. government securities	0	2	0	0	2
Corporate Debt:
Corporate bonds(6)	0	176	0	0	176
Asset-backed	0	48	1	0	49
Collateralized Mortgage Obligations(7)	0	22	5	0	27
Interest rate swaps (Notional amount: $271)	0	1	0	0	1
Other(9)	1	0	1	0	2
Subtotal					551
Short-term Investments:
Registered investment companies	114	0	0	0	114
Subtotal					114
Total	$115	$1,405	$7	$0	$1,527
__________

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

(2)	This category invests in U.S. equity funds, primarily large cap equities.

(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.

(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.

(5)	This category invests in U.S. government and corporate bond funds.

(6)	This category invests in highly rated corporate bonds.

(7)	This category invests in highly rated Collateralized Mortgage Obligations.

(8)	This category invests in highly rated Collateralized Loan Obligations.

(9)	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2017
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Corporate Debt - Collateralized Loan	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$5	$0	$1
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	0
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	(3)	2	0
Transfers in and/or out of Level 3(1)	(1)	0	0	0
Fair Value, end of period	$0	$2	$2	$1

	Year Ended December 31, 2016
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$0	$0	$3
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	1	5	(2)
Transfers in and/or out of Level 3	0	0	0
Fair Value, end of period	$1	$5	$1
__________

(1)	The transfers from Level 3 to Level 2 are due to the availability of external pricing sources.

A summary of pension and postretirement plan asset allocation as of the year ended December 31 are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2017	2016	2017	2016
Asset Category
U.S. Equities	5%	4%	49%	44%
International Equities	5	4	13	12
Fixed Maturities	65	67	34	36
Short-term Investments	0	0	4	8
Real Estate	9	9	0	0
Other	16	16	0	0
Total	100%	100%	100%	100%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefit Payments	Other Postretirement Benefit Payments	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2018	$702	$149	$10
2019	745	151	10
2020	691	153	10
2021	720	154	11
2022	748	155	11
2023-2027	3,939	761	59
Total	$7,545	$1,523	$111

The Company anticipates that it will make cash contributions in 2018 of approximately $120 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2017 and 2016 was $0 million and $20 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $74 million, $72 million and $64 million for the years ended December 31, 2017, 2016 and 2015, respectively.

18.	INCOME TAXES

The following schedule discloses significant components of income tax expense (benefit) for the years presented:

	Year Ended December 31,
	2017	2016	2015
	(in millions)
Current tax expense (benefit):
U.S.	$(341)	$(314)	$276
State and local	1	3	0
Foreign	17	10	8
Total current tax expense (benefit)	(323)	(301)	284
Deferred tax expense (benefit):
U.S.	(1,735)	63	290
State and local	0	0	0
Foreign	0	1	(1)
Total deferred tax expense (benefit)	(1,735)	64	289
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(2,058)	(237)	573
Income tax expense (benefit) on equity in earnings of operating joint ventures	(2)	0	2
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	1,302	574	(1,648)
Additional paid-in capital	0	2	0
Stock-based compensation programs	(1)	(11)	(10)
Total income taxes	$(759)	$328	$(1,083)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)

The differences between income taxes expected at the U.S. federal statutory income tax rate of 35% and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Expected federal income tax expense	$653	$173	$985
Non-taxable investment income	(298)	(279)	(275)
Low income housing and other tax credits	(91)	(98)	(102)
Domestic production activity deduction, net	(11)	(20)	0
Prior year audit true-up	22	(14)	(18)
Changes in tax law	(2,283)	0	0
Other	(50)	1	(17)
Reported income tax expense (benefit)	$(2,058)	$(237)	$573
Effective tax rate	(110.4)%	(48.1)%	20.4%

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income before income taxes and equity in earnings of operating joint ventures”. The Company’s effective tax rate for fiscal years 2017, 2016, and 2015 was -110.4%, -48.1%, and 20.4%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 35% and the Company’s effective tax rate during the periods presented:

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”). On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

The Company has not fully completed its accounting for the tax effects of the Tax Act of 2017. However, we have recorded the effects of the Tax Act of 2017 as reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of the Tax Act of 2017, the Company recognized a $2,283 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. This net tax benefit was primarily comprised of the following components:

•	$2,323 million tax benefit from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%;

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Offset by:

•
$32 million tax expense from the adoption of a modified territorial international tax system which required the Company to eliminate net deferred tax assets related to undistributed foreign earnings and to adjust certain international net deferred tax liabilities from 35% down to their lower local rates; and

•	$8 million tax expense related to the one-time toll tax on the undistributed, non-previously taxed post-1986 foreign earnings as part of the transition to the territorial system.

As we complete the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $233 million of the total $298 million of 2017 non-taxable investment income, $216 million of the total $279 million of 2016 non-taxable investment income, and $239 million of the total $275 million of 2015 non-taxable investment income. The DRD for the current period was estimated using information from 2016, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Low-Income Housing and Other Tax Credits. These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely make such investments that generate a tax credit which reduces the Company’s effective tax rate.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2017	2016
	(in millions)
Deferred tax assets:
Policyholders’ dividends	$1,260	$1,850
Insurance reserves	0	0
Employee benefits	61	170
Deferred tax assets before valuation allowance	1,321	2,020
Valuation allowance	(4)	(4)
Deferred tax assets after valuation allowance	1,317	2,016
Deferred tax liabilities:
Net unrealized investment gains including cash flow hedges	2,668	2,694
Deferred policy acquisition costs	871	1,377
Insurance reserves	569	1,086
Investments	633	509
Value of business acquired	79	346
Other	83	22
Deferred tax liabilities	4,903	6,034
Net deferred tax liability	$(3,586)	$(4,018)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets as follows:

	As of December 31,
	2017	2016
	(in millions)
Valuation allowance related to foreign operations deferred tax assets	$4	$4

The Company has no tax attribute carryforwards as of December 31, 2017 and 2016.

Consistent with the Tax Act of 2017, the Company provides U.S. income tax for all unremitted earnings of the Company’s foreign affiliates. For certain foreign affiliates organized in withholding tax jurisdictions, the Company considers the unremitted foreign earnings of those affiliates to be indefinitely reinvested, and therefore does not provide for the withholding tax when calculating its current and deferred tax obligations. For certain other foreign affiliates organized in withholding tax jurisdictions, the Company does not consider unremitted earnings indefinitely reinvested, and therefore provides for foreign withholding tax when calculating its current and deferred tax obligations. The following table summarizes the Company’s indefinite reinvestment assertions for jurisdictions in which the Company operates that impose a withholding tax on dividends:

Unremitted earnings are indefinitely reinvested	Unremitted earnings are not indefinitely reinvested
in China	in Taiwan

Tax Audit and Unrecognized Tax Benefits

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2017	2016	2015
	(in millions)
Balance at January 1,	$26	$6	$6
Increases in unrecognized tax benefits—prior years	11	10	0
(Decreases) in unrecognized tax benefits—prior years	(5)	0	0
Increases in unrecognized tax benefits—current year	14	10	0
(Decreases) in unrecognized tax benefits—current year	0	0	0
Settlements with taxing authorities	(1)	0	0
Balance at December 31,	$45	$26	$6
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$45	$26	$6

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2017	2016	2015
	(in millions)
Interest and penalties recognized in the Consolidated Statements of Operations	$1	$0	$0

	2017	2016
	(in millions)
Interest and penalties recognized in liabilities in the Consolidated Statements of Financial Position	$0	$0

Listed below are the tax years that remain subject to examination, by major tax jurisdiction, as of December 31, 2017:

Major Tax Jurisdiction	Open Tax Years
United States	2014-2016

The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

19.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement––Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner and embedded derivatives resulting from certain products with guaranteed benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level––The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$14,871	$47	$	$14,918
Obligations of U.S. states and their political subdivisions	0	9,728	5		9,733
Foreign government bonds	0	4,285	26		4,311
U.S. corporate public securities	0	69,508	17		69,525
U.S. corporate private securities(2)	0	23,534	1,769		25,303
Foreign corporate public securities	0	14,252	32		14,284
Foreign corporate private securities	0	20,637	596		21,233
Asset-backed securities(3)	0	5,370	5,542		10,912
Commercial mortgage-backed securities	0	11,926	13		11,939
Residential mortgage-backed securities	0	2,525	3		2,528
Subtotal	0	176,636	8,050		184,686
Trading account assets(4):
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42	0		42
Obligations of U.S. states and their political subdivisions	0	208	0		208
Foreign government bonds	0	126	223		349
Corporate securities	0	15,001	495		15,496
Asset-backed securities(3)	0	671	726		1,397
Commercial mortgage-backed securities	0	2,311	0		2,311
Residential mortgage-backed securities	0	965	1		966
Equity securities	73	1	254		328
All other(5)	28	15,285	7	(13,195)	2,125
Subtotal	101	34,610	1,706	(13,195)	23,222
Equity securities, available-for-sale	2,793	540	96		3,429
Other long-term investments(6)	13	2	1	12	28
Short-term investments	1,529	1,394	7		2,930
Cash equivalents	619	4,348	0		4,967
Other assets	0	1	0		1
Reinsurance recoverables - affiliated	0	0	4,973		4,973
Reinsurance recoverables - unaffiliated	0	0	13		13
Due from parent and affiliates	0	2,629	100		2,729
Separate account assets(7)(8)	41,761	195,699	2,122		239,582
Total assets	$46,816	$415,859	$17,068	$(13,183)	$466,560
Future policy benefits(9)	$0	$0	$5,768	$	$5,768
Other liabilities	1	5,942	50	(5,307)	686
Due to parent and affiliates	0	7,524	0	(6,596)	928
Total liabilities	$1	$13,466	$5,818	$(11,903)	$7,382

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,695	$0	$	$12,695
Obligations of U.S. states and their political subdivisions	0	9,014	5		9,019
Foreign government bonds	0	3,865	2		3,867
U.S. corporate public securities	0	61,453	179		61,632
U.S. corporate private securities(2)	0	23,551	1,148		24,699
Foreign corporate public securities	0	13,603	20		13,623
Foreign corporate private securities	0	17,803	384		18,187
Asset-backed securities(3)	0	6,664	3,852		10,516
Commercial mortgage-backed securities	0	11,535	13		11,548
Residential mortgage-backed securities	0	3,127	65		3,192
Subtotal	0	163,310	5,668		168,978
Trading account assets:(4)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42	0		42
Obligations of U.S. states and their political subdivisions	0	194	0		194
Foreign government bonds	0	129	227		356
Corporate securities	0	14,679	154		14,833
Asset-backed securities(3)	0	1,061	299		1,360
Commercial mortgage-backed securities	0	2,052	0		2,052
Residential mortgage-backed securities	0	1,149	1		1,150
Equity securities	66	0	214		280
All other(5)	179	18,935	0	(16,113)	3,001
Subtotal	245	38,241	895	(16,113)	23,268
Equity securities, available-for-sale	2,983	2,623	83		5,689
Commercial mortgage and other loans	0	0	0		0
Other long-term investments(6)	21	2	6		29
Short-term investments	1,883	1,054	0		2,937
Cash equivalents	1,893	3,065	0		4,958
Other assets	0	0	0		0
Reinsurance recoverables - affiliated	0	0	4,607		4,607
Reinsurance recoverables - unaffiliated	0	0	0		0
Due from parent and affiliates	0	2,124	845		2,969
Separate account assets(7)(8)	36,184	184,600	1,849		222,633
Total assets	$43,209	$395,019	$13,953	$(16,113)	$436,068
Future policy benefits(9)	$0	$0	$5,341	$	$5,341
Other liabilities	1	6,255	22	(5,945)	333
Due to parent and affiliates	0	8,393	0	(7,359)	1,034
Total liabilities	$1	$14,648	$5,363	$(13,304)	$6,708
__________

(1)
“Netting” amounts represent cash collateral (including initial margin) and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements. These amounts were $1,280 million and $2,809 million as of December 31, 2017 and 2016, respectively.

(2)	Excludes notes with fair value of $3,860 million and $2,356 million as of December 31, 2017 and 2016, respectively, which have been offset with the associated payables under a netting agreement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(3)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(4)	Includes “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

(5)	Level 1 represents cash equivalents and short-term investments. All other amounts primarily represent derivative assets.

(6)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of such investments were $1,545 million and $1,296 million respectively.

(7)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate net asset value per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and other invested assets, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2017 and 2016, the fair value of such investments was $26,151 million and $25,549 million, respectively.

(8)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(9)
As of December 31, 2017, the net embedded derivative liability position of $5.8 billion includes $0.8 billion of embedded derivatives in an asset position and $6.6 billion of embedded derivatives in a liability position. As of December 31, 2016, the net embedded derivative liability position of $5.3 billion includes $1.2 billion of embedded derivatives in an asset position and $6.5 billion of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2017 and 2016, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including but not limited to observed prices and spreads for similar publicly-traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly-traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are primarily investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. For the unconsolidated fund investments, where the Company has elected the fair value option, the fair value is primarily determined by the fund managers and is measured at NAV as a practical expedient.

Reinsurance Recoverables - Affiliated—Reinsurance recoverables carried at fair value and reflected in Level 3 primarily consist of the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. The methods and assumptions used to estimate the fair value are consistent with those described in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Inter-Bank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include mutual funds, fixed maturity securities, treasuries, equity securities, real estate and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities.”

Other Liabilities—Other liabilities include certain derivative instruments, including embedded derivatives associated with certain Policyholders’ account balances. The fair values are primarily determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from Parent and Affiliates—Due to/from parent and affiliates consist primarily of notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Future Policy Benefits—The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts offered by the Company’s Individual Annuities segment, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Transfers between Levels 1 and 2—Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. The following table presents the transfers between Level 1 and Level 2 for dates indicated below:

	Year Ended December 31,
	2017	2016
	(in millions)
Transferred from Level 1 to Level 2	$111	$86
Transferred from Level 2 to Level 1	$207	$40

 Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities—The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,148	Discounted cash flow	Discount rate	2.68%	-	22.23%	7.75%	Decrease
		Liquidation	Liquidation value	13.10%	-	25.00%	14.68%	Increase
Separate account assets-commercial mortgage loans(4)	$821	Discounted cash flow	Spread	1.08%	-	2.78%	1.20%	Decrease
Reinsurance recoverables - affiliated	$4,973	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,768	Discounted cash flow	Lapse rate(6)	1%	-	12%		Decrease
			Spread over LIBOR(7)	0.12%	-	1.10%		Decrease
			Utilization rate(8)	52%	-	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	-	14%		Decrease
			Equity volatility curve	13%	-	24%		Increase

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum			Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,537	Discounted cash flow	Discount rate	1.91%		-	20.00%		7.77%		Decrease
		Market comparables	EBITDA multiples(3)	4.0	X	-	4.0	X	4.0	X	Increase
		Liquidation	Liquidation value	15.19%		-	98.68%		91.12%		Increase
Separate account assets-commercial mortgage loans(4)	$971	Discounted cash flow	Spread	1.19%		-	2.90%		1.37%		Decrease
Reinsurance recoverables - affiliated	$4,607	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,341	Discounted cash flow	Lapse rate(6)	0%		-	13%				Decrease
			Spread over LIBOR(7)	0.25%		-	1.50%				Decrease
			Utilization rate(8)	52%		-	96%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		-	14%				Decrease
			Equity volatility curve	16%		-	25%				Increase
__________

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments are not reflected in the Company’s Consolidated Statements of Operations.

(5)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(7)
The spread over LIBOR swap curve represents the premium added to the risk-free discount rate (i.e., LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2017 and 2016, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits—The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Valuation Process for Fair Value Measurements Categorized within Level 3—The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid-ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 Assets and Liabilities––The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Fair Value, beginning of period	$0	$5	$2	$1,731	$3,930
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(87)	67
Included in other comprehensive income (loss)	0	0	2	(24)	17
Net investment income	0	0	0	12	8
Purchases	38	7	0	417	4,234
Sales	0	0	0	(134)	(524)
Issuances	0	0	0	0	0
Settlements	0	0	0	(591)	(2,511)
Other(4)	9	0	0	(31)	(2)
Transfers into Level 3(5)	0	0	36	1,328	3,478
Transfers out of Level 3(5)	0	(7)	(14)	(207)	(3,139)
Fair Value, end of period	$47	$5	$26	$2,414	$5,558
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(146)	$0

	Year Ended December 31, 2017
	Trading Account Assets
	Foreign Government	Corporate Securities	Structured Securities(2)	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$227	$154	$300	$214	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	(5)	(31)	3	23	0
Net investment income	5	3	1	0	0
Purchases	0	124	614	9	46
Sales	0	(2)	(19)	(9)	0
Issuances	0	0	0	0	0
Settlements	(4)	(119)	(351)	(4)	(39)
Other(4)	0	0	1	23	0
Transfers into Level 3(5)	0	384	600	31	0
Transfers out of Level 3(5)	0	(18)	(422)	(33)	0
Fair Value, end of period	$223	$495	$727	$254	$7
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$(5)	$(31)	$4	$38	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Equity Securities Available-For-Sale	Other Long-Term Investments	Short-term Investments	Cash Equivalents
	(in millions)
Fair Value, beginning of period	$83	$6	$0	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(2)	0	0	0
Included in other comprehensive income (loss)	4	0	0	0
Net investment income	0	0	0	2
Purchases	10	0	30	93
Sales	(4)	0	0	0
Issuances	0	0	0	0
Settlements	0	0	(23)	(99)
Other(4)	(1)	(5)	0	0
Transfers into Level 3(5)	7	0	0	4
Transfers out of Level 3(5)	(1)	0	0	0
Fair Value, end of period	$96	$1	$7	$0
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(4)	$0	$0	$0

	Year Ended December 31, 2017
	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$4,607	$0	$845
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(401)	(20)	0
Net investment income	0	0	0
Purchases	767	33	100
Sales	0	0	0
Issuances	0	0	0
Settlements	0	0	(500)
Other(4)	0	0	0
Transfers into Level 3(5)	0	0	0
Transfers out of Level 3(5)	0	0	(345)
Fair Value, end of period	$4,973	$13	$100
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(263)	$(21)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$1,849	$(5,341)	$(22)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	480	(37)
Interest credited to policyholders’ account balances	81	0	0
Net investment income	2	0	0
Purchases	1,121	0	0
Sales	(97)	0	0
Issuances	0	(907)	0
Settlements	(725)	0	4
Other(4)	0	0	5
Transfers into Level 3(5)	353	0	0
Transfers out of Level 3(5)	(462)	0	0
Fair Value, end of period	$2,122	$(5,768)	$(50)
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$314	$(37)
Interest credited to policyholders’ account balances	$78	$0	$0

	Year Ended December 31, 2016
	Fixed Maturities Available-For-Sale
	U.S. States	Foreign Government	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Fair Value, beginning of period	$6	$1	$968	$3,532
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	(116)	5
Included in other comprehensive income (loss)	0	0	58	5
Net investment income	0	0	5	14
Purchases	0	0	210	3,402
Sales	0	0	(21)	(430)
Issuances	0	0	0	0
Settlements	(1)	0	(290)	(631)
Foreign currency translation	0	0	0	0
Other(1)	0	0	0	0
Transfers into Level 3(5)	0	1	1,309	1,399
Transfers out of Level 3(5)	0	0	(392)	(3,366)
Fair Value, end of period	$5	$2	$1,731	$3,930
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$(115)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Trading Account Assets
	Foreign Government	Corporate Securities	Structured Securities(2)	Equity
	(in millions)
Fair Value, beginning of period	$34	$161	$593	$184
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	(5)	(9)	(8)	14
Net investment income	1	2	2	0
Purchases	201	1	168	20
Sales	0	0	(35)	(26)
Issuances	0	0	0	0
Settlements	(4)	(41)	(114)	(5)
Other(4)	0	0	110	29
Transfers into Level 3(5)	0	151	248	28
Transfers out of Level 3(5)	0	(111)	(664)	(30)
Fair Value, end of period	$227	$154	$300	$214
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$(5)	$(10)	$(2)	$13

	Year Ended December 31, 2016
	Equity Securities Available-For-Sale	Other Long-Term Investments	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$99	$46	$4,627	$7	$330
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	50	(1)	(388)	(30)	(1)
Other income	0	0	0	0	0
Included in other comprehensive income (loss)	(60)	0	0	0	31
Net investment income	0	0	0	0	0
Purchases	67	0	722	23	1,117
Sales	(62)	0	0	0	(108)
Issuances	0	0	2	0	0
Settlements	(13)	0	(356)	0	(1,115)
Other(4)	0	(31)	0	0	(110)
Transfers into Level 3(5)	9	0	0	0	1,229
Transfers out of Level 3(5)	(7)	(8)	0	0	(528)
Fair Value, end of period	$83	$6	$4,607	$0	$845
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$(1)	$3,923	$(30)	$0
Other income	$0	$0	$0	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$1,995	$(5,532)	$(2)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1	1,034	(8)
Interest credited to policyholders’ account balances	22	0	0
Net investment income	17	0	0
Purchases	555	0	0
Sales	(141)	0	0
Issuances	0	(844)	0
Settlements	(485)	0	(6)
Foreign currency translation	0	0	0
Other(4)	0	0	(6)
Transfers into Level 3(5)	344	0	0
Transfers out of Level 3(5)	(459)	0	0
Fair Value, end of period	$1,849	$(5,341)	$(22)
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$815	$(9)
Interest credited to policyholders’ account balances	$3	$0	$0

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2015, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2015.

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$(94)	$18
Included in other comprehensive income (loss)	$3	$(29)
Net investment income	$10	$21
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(86)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Trading Account Assets
	Corporate Securities	Structured Securities(2)	Equity
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	$(29)	$(7)	$(3)
Net investment income	$1	$1	$0
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$8	$(7)	$12

	Year Ended December 31, 2015
	Equity Securities Available-For-Sale	Other Long-Term Investments	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$20	$(571)	$2	$(2)
Included in other comprehensive income (loss)	$6	$0	$0	$0	$(9)
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(3)	$18	$(456)	$2	$0

	Year Ended December 31, 2015
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$275	$1
Interest credited to policyholders’ account balances	$(38)	$0	$0
Net investment income	$24	$0	$0
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$141	$1
Interest credited to policyholders’ account balances	$318	$0	$0
__________

(1)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(2)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities. Prior period information has been revised to conform to current period presentation.

(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(4)	Other for the period ended December 31, 2017 and December 31, 2016 primarily represents reclassifications of certain assets between reporting categories.

(5)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(6)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives and associated reinsurance recoverables. The derivative assets and liabilities shown below are included in “Trading account assets-All Other,” “Other long-term investments” or “Other liabilities” in the tables presented above, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$16	$10,805	$0	$	$10,821
Currency	0	790	0		790
Credit	0	21	0		21
Currency/Interest Rate	0	2,281	0		2,281
Equity	0	1,284	1		1,285
Netting(1)				(13,183)	(13,183)
Total derivative assets	$16	$15,181	$1	$(13,183)	$2,015
Derivative liabilities:
Interest Rate	$1	$9,207	$3	$	$9,211
Currency	0	824	0		824
Credit	0	5	0		5
Currency/Interest Rate	0	2,217	0		2,217
Equity	0	1,214	0		1,214
Netting(1)				(11,903)	(11,903)
Total derivative liabilities	$1	$13,467	$3	$(11,903)	$1,568

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$31	$11,787	$6	$	$11,824
Currency	0	2,287	0		2,287
Credit	0	1	0		1
Currency/Interest Rate	0	3,955	0		3,955
Equity	0	570	0		570
Netting(1)				(16,113)	(16,113)
Total derivative assets	$31	$18,600	$6	$(16,113)	$2,524
Derivative liabilities:
Interest Rate	$1	$10,105	$2	$	$10,108
Currency	0	2,241	0		2,241
Credit	0	8	0		8
Currency/Interest Rate	0	1,676	0		1,676
Equity	1	616	0		617
Netting(1)				(13,304)	(13,304)
Total derivative liabilities	$2	$14,646	$2	$(13,304)	$1,346
__________

(1)	“Netting” amounts represent cash collateral (including initial margin) and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Level 3 Derivative Assets and Liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2017
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Fair Value, beginning of period	$0	$4
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(7)
Purchases	0	0
Sales	0	0
Issuances	0	0
Settlements	0	0
Other (1)	1	0
Transfers into Level 3(3)	0	0
Transfers out of Level 3(3)	0	0
Fair Value, end of period	$1	$(3)
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$0	$0

	Year Ended December 31, 2016
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Fair Value, beginning of period	$30	$5
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(1)
Purchases	0	0
Sales	0	0
Issuances	0	0
Settlements	0	0
Other (2)	(30)	0
Transfers into Level 3(3)	0	0
Transfers out of Level 3(3)	0	0
Fair Value, end of period	$0	$4
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$19	$2
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$19	$2
__________

(1)	Relates to warrants received in an asset restructuring that resulted in reclassification of reporting category.

(2)	Relates to private warrants reclassified from derivatives to trading securities.

(3)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements—The following table represents information for assets measured at fair value on a nonrecurring basis. The fair value measurement is nonrecurring as these assets are measured at fair value only when there is evidence of impairment. Assets included in the table are those that were impaired, and therefore measured at fair value, during the respective reporting periods and that are still held as of the reporting date. The estimated fair values for these amounts were determined using significant unobservable inputs (Level 3).

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Commercial mortgage loans(1):
Carrying value as of period end	$64	$47	$0
Realized investment gains (losses) net	$(2)	$(5)	$0
Cost method investments(2):
Carrying value as of period end	$141	$284	$239
Realized investment gains (losses) net	$(28)	$(85)	$(123)
__________

(1)	Commercial mortgage loans are valued based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral.

(2)
For cost method impairments, the methodologies utilized are primarily discounted cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment-related expenses.

Fair Value Option

The fair value option allows the Company to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that result from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities. Changes in fair value are reflected in "Other income" for other long-term investments.

The following table presents information regarding assets and liabilities where the fair value option has been elected.

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	$117	$52	$2

The fair value of other long-term investments was $1,545 million and $1,296 million as of December 31, 2017 and 2016, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Trading account assets	$58	$50	$0	$108	$108
Commercial mortgage and other loans	0	0	43,563	43,563	42,552
Policy loans	0	0	8,674	8,674	8,674
Other affiliated notes receivable	0	6,690	210	6,900	5,953
Short-term investments	785	16	0	801	801
Cash and cash equivalents	2,122	173	0	2,295	2,295
Accrued investment income	0	2,156	0	2,156	2,156
Reinsurance recoverables - unaffiliated	0	0	685	685	685
Reinsurance recoverables - affiliated	0	0	234	234	237
Due from parent and affiliates	0	199	0	199	199
Other assets	15	1,333	0	1,348	1,348
Total assets	$2,980	$10,617	$53,366	$66,963	$65,008
Liabilities:
Policyholders’ account balances—investment contracts	$0	$28,036	$39,597	$67,633	$66,709
Securities sold under agreements to repurchase	0	8,400	0	8,400	8,400
Cash collateral for loaned securities	0	4,336	0	4,336	4,336
Short-term debt	0	1,141	0	1,141	1,150
Long-term debt(3)	0	7,393	2,170	9,563	8,233
Reinsurance payables - unaffiliated	0	0	715	715	715
Other liabilities	0	3,768	0	3,768	3,768
Due to parent and affiliates	0	282	0	282	282
Separate account liabilities—investment contracts	0	71,335	30,490	101,825	101,825
Total liabilities	$0	$124,691	$72,972	$197,663	$195,418

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2016(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Trading account assets	$0	$150	$0	$150	$150
Commercial mortgage and other loans	0	0	42,495	42,495	41,269
Policy loans	0	0	8,839	8,839	8,839
Other affiliated notes receivable	0	5,754	300	6,054	5,550
Short-term investments	0	243	0	243	243
Cash and cash equivalents	825	599	0	1,424	1,424
Accrued investment income	0	2,071	0	2,071	2,071
Reinsurance recoverables - unaffiliated	0	0	658	658	658
Reinsurance recoverables - affiliated	0	0	209	209	212
Due from parent and affiliates	0	151	0	151	151
Other assets	10	945	0	955	955
Total assets	$835	$9,913	$52,501	$63,249	$61,522
Liabilities:
Policyholders’ account balances—investment contracts	$0	$36,126	$31,781	$67,907	$66,890
Securities sold under agreements to repurchase	0	7,606	0	7,606	7,606
Cash collateral for loaned securities	0	4,309	0	4,309	4,309
Short-term debt	0	704	73	777	774
Long-term debt(3)	0	7,002	2,871	9,873	8,647
Reinsurance payables - unaffiliated	0	0	696	696	696
Other liabilities	0	3,411	0	3,411	3,411
Due to parent and affiliates	0	202	0	202	202
Separate account liabilities—investment contracts	0	71,010	27,578	98,588	98,588
Total liabilities	$0	$130,370	$62,999	$193,369	$191,123
__________

(1)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of these cost method investments were $1,755 million and $1,469 million, respectively. The carrying value of these investments were $1,535 million and $1,438 million as of December 31, 2017 and 2016, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(3)
As of December 31, 2017, includes notes with both fair value and carrying amount of $3,860 million. As of December 31, 2016, includes notes with both fair value and carrying amount of $2,356 million. These amounts have been offset with the associated receivables under a netting agreement.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Policy Loans

The Company’s valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.
Reinsurance Recoverables and Reinsurance Payables

Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 13 for additional information about the Company's reinsurance arrangements.

Policyholders’ Account Balances—Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and, therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities—Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20.	RELATED PARTIES

Service Agreements—Services Provided

The Company has extensive service agreements with Prudential Financial and certain of its subsidiaries. The Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $1,033 million, $949 million and $869 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $140 million and $93 million at December 31, 2017 and 2016, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with Advanced Series Trust Investment Services, Inc. (“ASTSI”) and PGIM Investments LLC (“PGIM Investments”), whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASTSI and PGIM Investments related to this agreement was $323 million, $295 million and $347 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $31 million, $29 million and $29 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

Service Agreements—Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from PGIM Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $408 million, $403 million and $389 million as contra-revenue in “Net investment income” and $254 million, $194 million and $168 million in “General and administrative expenses” for the years ended December 31, 2017, 2016 and 2015, respectively. Included in “Due to parent and affiliates” are payables of $70 million and $49 million at December 31, 2017 and 2016, respectively, due primarily to these agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $300 million, $275 million and $243 million for the years ended December 31, 2017, 2016 and 2015, respectively. These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell and service the Company’s products. Commissions and fees paid by the Company to PAD were $637 million, $713 million and $775 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31 are as follows:

	Maturity Dates	Rate	2017	2016
			(in millions)
U.S. Dollar floating rate notes	2018 - 2021	1.31% - 2.69%	$48	$50
U.S. Dollar fixed rate notes(1)	2018 - 2044	1.73% - 6.34%	6,697	7,062
Euro-denominated fixed rate notes	2026 - 2031	1.21% - 1.59%	92	0
Japanese Yen fixed rate notes	2021 - 2022	0.01% - 2.29%	3	217
Chilean Peso fixed rate notes	2026	6.51%	433	397
GBP denominated fixed rate notes	2030	3.12%	11	10
Total long-term notes receivable - affiliated(2)			7,284	7,736
Short-term notes receivable - affiliated(3)			1,400	782
Total notes receivable - affiliated			$8,684	$8,518
__________

(1)	Includes current portion of the long-term notes receivable of $44 million at December 31, 2017 and $128 million at December 31, 2016.

(2)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

(3)	Short-term notes receivable have variable rates, which averaged 2.07% and 1.38% at December 31, 2017 and 2016, respectively.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $59 million and $58 million at December 31, 2017 and 2016, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $338 million, $324 million and $296 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $206 million and $195 million associated with these transactions at December 31, 2017 and 2016, respectively. Revenues related to this lending activity were immaterial for years ended 2017, 2016 and 2015.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Sales of Assets between Related Parties

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gains (losses), net, respectively. The table below shows affiliated asset trades as of December 31, 2017 and 2016.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Realized Investment Gain/(Loss)
				(in millions)
Prudential Annuities Life Assurance Corporation	Apr-16	Transfer Out	Trading Account Assets	$20	$20	$0
Prudential Annuities Life Assurance Corporation	Apr-16	Transfer Out	Derivatives	17	17	0
The Gibraltar Life Insurance Co., Ltd.	May-16	Transfer Out	Fixed Maturities	77	76	1
The Gibraltar Life Insurance Co., Ltd.	May-16	Transfer Out	Commercial Mortgage & Other Loans	36	36	0
Prudential Annuities Life Assurance Corporation	May-16	Transfer Out	Derivatives	9	9	0
The Gibraltar Life Insurance Co., Ltd.	Aug-16	Transfer Out	Fixed Maturities	100	96	5
The Gibraltar Life Insurance Co., Ltd.	Aug-16	Transfer Out	Fixed Maturities	6	5	0
The Prudential Life Insurance Co., Ltd.	Sep-16	Transfer Out	Fixed Maturities	53	48	5
Prudential Annuities Life Assurance Corporation	Sep-16	Transfer In	Fixed Maturities	47	37	10
Prudential of Japan	Sep-16	Transfer Out	Commercial Mortgage & Other Loans	35	33	2
The Gibraltar Life Insurance Co., Ltd.	Nov-16	Transfer In	Fixed Maturities	495	461	34
Prudential Annuities Life Assurance Corporation	Oct-17	Transfer In	Commercial Mortgage & Other Loans	132	129	3
Gibraltar Universal Life Reinsurance Company	Oct-17	Transfer Out	Fixed Maturities	114	97	17
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer In	Fixed Maturities	14	7	7
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer Out	Derivatives	171	171	0
Prudential Financial, Inc.	Dec-17	Transfer In	Fixed Maturities	879	879	2

Derivatives

Prudential Global Funding, LLC, an indirect, wholly-owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $929 million and $1,272 million at December 31, 2017 and 2016, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $928 million and $1,034 million at December 31, 2017 and 2016, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long-term investments” includes $198 million and $94 million at December 31, 2017 and 2016, respectively. “Net investment income” includes gains of $17 million, $5 million and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively, related to these ventures.

Noncontrolling Interest

The Company consolidates certain entities for which it exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner. “Due to parent and affiliates” includes $984 million and $102 million at December 31, 2017 and 2016, respectively, related to affiliated investor’s noncontrolling interest in such entities. “General and administrative expenses” include $2 million, $5 million and $(4) million for the years ended December 31, 2017, 2016 and 2015, respectively, representing the portion of earnings attributable to affiliated noncontrolling interests.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain affiliates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain affiliates.

21.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar-equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps to gain exposure similar to investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors and other instruments.

Synthetic Guarantees. The Company sells synthetic Guaranteed Investment Contracts (“GICs”), through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. The synthetic GICs are issued in respect of assets that are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral and NPR. This netting impact results in total derivative assets of $2,015 million and $2,524 million as of December 31, 2017 and 2016, respectively, and total derivative liabilities of $1,568 million and $1,346 million as of December 31, 2017 and 2016, respectively, reflected in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017			December 31, 2016
		Gross Fair Value			Gross Fair Value
Primary Underlying/Instrument Type	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,052	$256	$(86)	$993	$0	$(110)
Foreign Currency
Foreign Currency Forwards	336	0	(3)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	15,679	707	(635)	13,455	1,774	(52)
Total Qualifying Hedges	$19,067	$963	$(724)	$14,448	$1,774	$(162)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$259,582	$10,238	$(8,778)	$254,721	$11,409	$(9,636)
Interest Rate Futures	21,822	16	(1)	28,701	31	(1)
Interest Rate Options	36,212	353	(378)	25,746	448	(406)
Interest Rate Forwards	0	0	0	321	0	(1)
Foreign Currency
Foreign Currency Forwards	75,678	790	(821)	68,864	2,287	(2,241)
Foreign Currency Options	118	0	0	187	0	0
Currency/Interest Rate
Foreign Currency Swaps	30,852	1,574	(1,582)	28,091	2,181	(1,624)
Credit
Credit Default Swaps	1,368	21	(5)	507	1	(8)
Equity
Equity Futures	37	0	0	101	0	0
Equity Options	70,067	910	(836)	16,630	182	(157)
Total Return Swaps	30,017	375	(378)	31,393	388	(460)
Synthetic GICs	77,290	0	(1)	77,169	5	0
Total Non-Qualifying Derivatives	$603,043	$14,277	$(12,780)	$532,431	$16,932	$(14,534)
Total Derivatives(1)	$622,110	$15,240	$(13,504)	$546,879	$18,706	$(14,696)
__________

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $5,604 million and $5,152 million as of December 31, 2017 and 2016, respectively, primarily included in “Future policy benefits.”

Most of the Company’s derivatives do not qualify for hedge accounting for various reasons. For example: (i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income; (ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules; and (iii) synthetic GICs, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$15,239	$(13,183)	$2,056	$(672)	$1,384
Securities purchased under agreement to resell	233	0	233	(233)	0
Total Assets	$15,472	$(13,183)	$2,289	$(905)	$1,384
Offsetting of Financial Liabilities:
Derivatives(1)	$13,501	$(11,903)	$1,598	$(447)	$1,151
Securities sold under agreement to repurchase	8,400	0	8,400	(8,400)	0
Total Liabilities	$21,901	$(11,903)	$9,998	$(8,847)	$1,151

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$18,700	$(16,113)	$2,587	$(747)	$1,840
Securities purchased under agreement to resell	750	0	750	(750)	0
Total Assets	$19,450	$(16,113)	$3,337	$(1,497)	$1,840
Offsetting of Financial Liabilities:
Derivatives(1)	$14,694	$(13,304)	$1,390	$(1)	$1,389
Securities sold under agreement to repurchase	7,606	0	7,606	(7,606)	0
Total Liabilities	$22,300	$(13,304)	$8,996	$(7,607)	$1,389
__________

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above, see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. See Note 2 for additional information.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$16	$(19)	$0	$0	$(1)	$0
Total fair value hedges	16	(19)	0	0	(1)	0
Cash flow hedges
Interest Rate	0	0	0	(2)	0	7
Currency	0	0	0	0	0	(3)
Currency/Interest Rate	0	174	(292)	0	0	(1,306)
Total cash flow hedges	0	174	(292)	(2)	0	(1,302)
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	596	0	0	0	0	0
Currency	(171)	0	0	0	0	0
Currency/Interest Rate	(356)	0	(5)	0	0	0
Credit	8	0	0	0	0	0
Equity	(390)	0	0	0	0	0
Embedded Derivatives	(60)	0	0	0	0	0
Total non-qualifying hedges	(373)	0	(5)	0	0	0
Total	$(357)	$155	$(297)	$(2)	$(1)	$(1,303)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$26	$(31)	$0	$0	$0	$0
Total fair value hedges	26	(31)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(3)	0	(4)
Currency/Interest Rate	0	120	260	0	0	140
Total cash flow hedges	0	120	260	(3)	0	136
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	286	0	0	0	0	0
Currency	73	0	0	0	0	0
Currency/Interest Rate	194	0	3	0	0	0
Credit	36	0	0	0	0	0
Equity	(192)	0	0	0	0	0
Embedded Derivatives	518	0	0	0	0	0
Total non-qualifying hedges	915	0	3	0	0	0
Total	$941	$89	$263	$(3)	$0	$135

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$29	$(44)	$0	$0	$0	$0
Total fair value hedges	29	(44)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(4)	0	0
Currency/Interest Rate	0	79	155	0	0	942
Total cash flow hedges	0	79	155	(4)	0	942
Net investment hedges
Currency	0	0	0	0	0	0
Total net investment hedges	0	0	0	0	0	0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	643	0	0	0	0	0
Currency	116	0	0	0	0	0
Currency/Interest Rate	427	0	6	0	0	0
Credit	5	0	0	0	0	0
Equity	(35)	0	0	0	0	0
Embedded Derivatives	(307)	0	0	0	0	0
Total non-qualifying hedges	849	0	6	0	0	0
Total	$878	$35	$161	$(4)	$0	$942
__________

(1)	Amounts deferred in AOCI.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

For the years ended December 31, 2017, 2016, and 2015, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in millions)
Balance, December 31, 2014	$209
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	1,197
Amount reclassified into current period earnings	(255)
Balance, December 31, 2015	1,151
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	578
Amount reclassified into current period earnings	(442)
Balance, December 31, 2016	1,287
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(1,327)
Amount reclassified into current period earnings	25
Balance, December 31, 2017	$(15)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2017 values, it is estimated that a pre-tax gain of approximately $150 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2018, offset by amounts pertaining to the hedged items.

The Company’s exposure from the qualified cash flow hedges reflect variability of future cash flows in foreign currency amounts related to both the forecasted transactions and the receipt or payment of interest on existing financial instruments; as of December 31, 2017, the maximum length of time over which these cash flow hedges are outstanding were 5 years and 40 years, respectively.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within AOCI were $116 million in 2017, $117 million in 2016, and $118 million in 2015, respectively.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $170 million and $198 million as of December 31, 2017 and 2016, respectively. These credit derivatives are reported at fair value as an asset of $2 million and $1 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017, these credit derivatives’ notionals had the following NAIC ratings: $51 million in NAIC 1, $81 million in NAIC 2 and $38 million in NAIC 3. The Company has also written credit protection on certain index reference and had outstanding notional amounts of $1,020 million and $54 million, as of December 31, 2017 and 2016, respectively. These credit derivatives are reported at fair value as an asset of $19 million and liability of less than $1 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1 and $970 million in NAIC 4. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 3 years, while the credit protection on the index references have maturities of less than 30 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2017 and 2016, the Company had $178 million and $256 million of outstanding notional amounts, reported at fair value as a liability of $5 million and $8 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through a central clearing and OTC; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2017, there were no net liability derivative positions with counterparties with credit risk-related contingent features; as such, all derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

22.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Leases

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2017, 2016 and 2015 was $86 million, $83 million and $79 million, respectively.

The following table presents the Company’s future minimum lease payments under non-cancelable operating leases and there is no sub-lease income at December 31, 2017:

Operating Leases
(in millions)
2018	$95
2019	81
2020	68
2021	52
2022	36
2023 and thereafter	87
Total	$419

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2017.

Commercial Mortgage Loan Commitments

	December 31,
	2017	2016
	(in millions)
Total outstanding mortgage loan commitments	$1,702	$1,160

In connection with the Company’s investment strategy, it originates commercial mortgage loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	December 31,
	2017	2016
	(in millions)
Expected to be funded from the general account and other operations outside the separate accounts(1)	$5,787	$5,991
Expected to be funded from separate accounts(1)	$141	$491
__________

(1)	The amounts at December 31, 2016 have been revised to correct the previously reported amounts.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	December 31,
	2017	2016
	(in millions)
Guaranteed value of third parties’ assets	$77,290	$77,169
Fair value of collateral supporting these assets	$77,651	$77,732
Asset (liability) associated with guarantee, carried at fair value	$(1)	$5

Certain contracts underwritten by the Company’s retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s Consolidated Statements of Financial Position.

Other Guarantees

	December 31,
	2017	2016
	(in millions)
Other guarantees where amount can be determined	$31	$51
Accrued liability for other guarantees and indemnifications	$0	$0

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $31 million and $51 million as of December 31, 2017 and 2016, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Assets and liabilities held for insolvency assessments were as follows:

	December 31,
	2017	2016
	(in millions)
Other assets:
Premium tax offset for future undiscounted assessments	$64	$78
Premium tax offset currently available for paid assessments	6	6
Total	$70	$84
Other liabilities:
Insolvency assessments	$35	$48

Contingent Liabilities

On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “—Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if potentially material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $250 million. Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Individual Annuities, Individual Life and Group Insurance

Wells Fargo MyTerm Sales

In December 2016, the Company announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Company-initiated review of how the product was being sold through Wells Fargo. The Company has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial’s total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.

The Company has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the NJDOBI, state attorneys general and federal legislators, and is responding to these requests. The Company has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. The Company may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. The Company has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers.

Broderick v. The Prudential Insurance Company of America, et al.

In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint.

Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, et al.

In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act (“RICO”)) and New Jersey law (Consumer Fraud Act); and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the complaint. In February 2017, the amended complaint was withdrawn with prejudice. This case is now closed.

Huffman v. The Prudential Insurance Company of America

In September 2010, Huffman v. The Prudential Insurance Company of America, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by the Employee Retirement Income Security Act (“ERISA”)-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential Insurance’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the court lifted the stay, and in September 2014, plaintiffs filed a motion seeking leave to amend the complaint. In July 2015, the court granted plaintiffs’ motion to file an amended complaint. Plaintiffs’ amended complaint added two new class representatives, a new common law breach of fiduciary duty claim, and a prohibited transactions claim under Section 406(a)(1)(C) of ERISA. In August 2015, Prudential Insurance filed its answer to the first amended complaint. In February 2016, plaintiffs filed a class certification motion. In September 2016, plaintiffs’ motion for class certification was denied, and in October 2016, plaintiffs filed a motion for reconsideration. In December 2016, the motion for reconsideration was denied. In February 2017, all parties filed motions for summary judgment. In December 2017, the court granted plaintiffs’ motion for summary judgment as to their breach of fiduciary duty claims under ERISA, dismissed plaintiffs’ state law claim, and denied the motions for summary judgment on the prohibited

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

transaction claim. In December 2017, plaintiffs filed a motion to alter or amend the prior orders denying class certification. In January 2018, the court denied in part, and granted in part, plaintiffs’ class certification motion and certified a class limited to participants in the two employer plans involving the named plaintiffs. In February 2018, Prudential Insurance filed a petition with the Third Circuit Court of Appeals seeking permission to appeal the class certification decision.

Behfarin v. Pruco Life

In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint.

Escheatment Litigation

State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit against Prudential Insurance in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Prudential Insurance’s rehearing petition. In November 2015, Prudential Insurance filed its answer.

State of West Virginia ex. Rel. John D. Perdue v. Pruco Life

In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life’s rehearing petition. In November 2015, Pruco Life filed its answer.

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC

On December 27, 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

Other Matters

Wood II, et al. v. PRIAC

In December 2015, a putative class action complaint entitled, Leonard D. Wood II on behalf of the KeHe Distributors, Inc. 401(k) Retirement Saving Non-Union Plan and Maya Shaw on behalf of the Exco Resources, Inc. 401(k) Plan and all other similarly situated ERISA-covered employee pension benefit plans v. PRIAC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans whose plan

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assets were invested in group annuity contract stable value funds within six years prior to, on, or after December 3, 2015; and (ii) alleges that PRIAC breached its fiduciary obligations and accepted excessive compensation by crediting rates on the stable value accounts that are less than PRIAC’s internal rate of return on those plan assets without disclosing this spread to the plans. In February 2016, PRIAC filed a motion to dismiss the complaint. In September 2016, the court issued a decision: (i) denying PRIAC’s motion to dismiss the claim alleging that it is a fiduciary under ERISA; and (ii) granting PRIAC’s motion to dismiss the claim alleging non-fiduciary liability. In October 2016, PRIAC filed its Answer. In January 2017, plaintiffs filed a motion for class certification. In February 2017, the court granted the unopposed motion of plaintiff Wood on behalf of the KeHe plan to dismiss the case as to the KeHe plan without prejudice. In August 2017, the court denied plaintiff’s motion for class certification. In October 2017, the court issued an order confirming the parties’ stipulation dismissing the claims of the sole remaining plaintiff with prejudice. This case is now closed.

Rosen v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, plaintiff filed an amended complaint: (i) removing Prudential Investment Management Services, LLC, as a defendant; (ii) withdrawing all claims concerning Stable Value Accounts; and (iii) adding as defendants the employer/sponsor of plaintiff’s retirement plan (Ferguson Enterprises, Inc.), and the investment advisor for plaintiff’s retirement plan (Capital Partners, LLC d/b/a Captrust Financial Advisors). In May 2016, the Muir v. PRIAC complaint was consolidated with this lawsuit. In June 2016, PRIAC, along with the other named defendants, filed motions to dismiss the amended complaint. In December 2016, the court granted defendants’ motions to dismiss with prejudice. In January 2017, plaintiff filed a Notice of Appeal to the Second Circuit. In March 2017, plaintiff filed a voluntary notice of dismissal with prejudice as to Ferguson Enterprises, Inc. and Capital Partners, LLC d/b/a Captrust Financial Advisors. In October 2017, a three judge panel from the Second Circuit Court of Appeals affirmed the judgment of the district court, and plaintiff subsequently filed a petition for rehearing before the entire Court of Appeals. In December 2017, the Court of Appeals denied plaintiff’s request for a rehearing.

Bouder v. Prudential Financial, Inc.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification. In February 2015, the federal District Court for New Jersey granted in part, and denied in part, plaintiffs’ renewed class certification motion. It certified for class treatment plaintiffs’ wage payment claims which include allegations that the Company made improper deductions from the wages of its former common law agents in California, New York, and Pennsylvania, and its financial services associates in California and New York. The court denied plaintiffs’ attempt to certify a class based on the Company’s alleged failure to pay overtime to its former common law agents and its financial services associates in California, Illinois, New York and Pennsylvania. In March 2015, the Company filed a motion requesting that the court reconsider its decision to partially grant plaintiffs’ renewed class certification motion with regard to its former common law agents. In June 2017, the parties filed a consent

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motion for preliminary settlement approval. In August 2017, the court issued an order granting preliminary approval of the parties’ class action settlement. In December 2017, the court issued a Judgment and Order of Dismissal granting the unopposed motion for Certification of Settlement Classes and Final Approval of Settlement and granted the Motion for Attorney Fees. This case is now closed.

Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation

In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:

PICA et al. v. Bank of New York Mellon (“BONYM”)

In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the Trust Indenture Act of 1939 and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty.

PICA et al. v. Citibank N.A.

In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the Trust Indenture Act of 1939, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations.

PICA et al. v. Deutsche Bank, et al.

In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and Trust Indenture Act claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty-two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty-one trusts, and dismissing such claims as to the remaining twenty-one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions.

PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification, and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and Trust Indenture Act claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action.
PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the Trust Indenture Act of 1939; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss

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the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action.
Regulatory Matters

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company. During 2017, audits were satisfactorily completed by the third party auditor of the Global Resolution Agreement and by the regulators for the Regulatory Settlement Agreement to assure that the Company had complied with the terms of both agreements.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending Matter

In 2016, Prudential Financial self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial is cooperating with regulators in their review of this matter (which includes a review of the remediation plan) and has entered into discussions with the SEC staff regarding a possible settlement that would potentially involve charges under the Investment Advisers Act and financial remedies. We cannot predict the outcome of these discussions.
Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2017 and December 31, 2016, and the related consolidated statements of operations, of comprehensive income (loss), of equity, and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2017 and December 31, 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matters

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain reinsurance costs in 2017.

As discussed in Note 20 to the consolidated financial statements, the Company has entered into significant transactions with related parties.

Our opinion is not modified with respect to these matters.

/s/ PricewaterhouseCoopers LLP

March 27, 2018

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits

(a)	Financial Statements

1.
Financial Statements of Prudential Discovery Premier Group Variable Contract Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2017; the Statement of Operations for the period ended December 31, 2017; the Statement of Changes in Net Assets for the periods ended December 31, 2017 and December 31, 2016; and Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

2.
The consolidated financial statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2017 and 2016; and the related Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2017, 2016 and 2015; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)	Exhibits

1.
Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on November 9, 1999 establishing the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”). (Note 4)

	2.	Not applicable.

	3(a).	Distribution Agreement. (Note 4)

	3(b).	Broker-dealer sales agreement (Marketing Agreement). (Note 4)

	4(a).	Form of Group Annuity Contract. (Note 4)

	4(b).	Form of Group Annuity Contract Amendment. (Note 4)

	4(c).	Form of Group Annuity Contract Amendment DCA-GBP-2000. (Note 5)

	4(d).	Group Annuity Contract DC-403-2015CT. (Note 8)

	4(e).	Group Annuity Contract DC-401457-2015CT. (Note 8)

	5(a).	Not applicable.

	5(b).	Not applicable.

	6(a).	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 8)

	6(b).	By-Laws of The Prudential Insurance Company of America, as amended November 14, 2017. (Note 1)

	7.	Not applicable.

	8.	Other material contracts performed in whole or in part after the date the Registration Statement is filed:

	8(a).	Form of Participation Agreement. (Note 8)

8(b).
Agreements pursuant to Rule 22c-2 between The Prudential Insurance Company of America and, respectively, AIM Investment Services; AllianceBernstein Investor Services, Inc.; American Century Investment Services, Inc.; Davis Selected Advisers LP; Delaware Distributors, L.P.; Dreyfus Service Corporation; Franklin Templeton Investor Services LLC; Janus Services, LLC; MFS Fund Distributors, Inc.; PIMCO Variable Insurance Trust (f/k/a Allianz Global Investors Distributors LLC); The Prudential Series Fund; and T. Rowe Price Investment Services, Inc.; (Note 7) Fidelity Distributors Corporation (See 8(c))

8(c).
Participation Agreement and Amendments to Participation Agreement by and among The Prudential Insurance Company of America, Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Note 8)

	8(d).	Amendment to Participation Agreement by and among The Prudential Insurance Company of America, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (Note 9)

9.	Consent and opinion of Kathleen P. DeCelie, Vice President and Corporate Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 1)
10(a).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
10(b).	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. (Note 1)
11.	Not applicable.
12.	Not applicable.

(Note 1)	Filed herewith.

(Note 2)	N/A

(Note 3)	N/A

(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-95637, filed February 27, 2001.

(Note 6)	Incorporated by reference to Post-Effective Amendment No. 13, Registration No. 333-95637, filed April 23, 2010.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 17, Registration No. 333-95637, filed April 17, 2014.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 20, Registration No. 333-95637, filed June 19, 2015.

(Note 9)	Incorporated by reference to Post-Effective Amendment No. 22, Registration No. 333-95637, filed April 11, 2016.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
John R. Strangfeld, Jr.	Chairman, Chief Executive Officer, President and Director

Mark B. Grier	Vice Chairman and Director

Thomas J. Baltimore, Jr.	Director

Gilbert F. Casellas	Director

Martina T. Hund-Mejean	Director

Karl J. Krapek	Director

Peter R. Lighte	Director

George Paz	Director

Sandra Pianalto	Director

Christine A. Poon	Director

Douglas A. Scovanner	Director

Michael A. Todman	Director

Robert M. Falzon	Executive Vice President and Chief Financial Officer

Timothy P. Harris	Executive Vice President and General Counsel

Charles F. Lowrey	Executive Vice President and Chief Operating Officer, International Businesses

Stephen Pelletier	Executive Vice President and Chief Operating Officer, U.S. Businesses

Lee D. Augsburger	Senior Vice President, Chief Compliance Officer and Chief Ethics Officer

Name and Principal Business Address*	Positions and Offices with Depositor

Robert D. Axel 3 Gateway Center Newark, NJ 07102	Senior Vice President, Principal Accounting Officer and Controller

Barbara G. Koster 213 Washington Street Newark, NJ 07102	Senior Vice President and Chief Information Officer

Candace J. Woods	Senior Vice President and Chief Actuary

Nicholas C. Silitch	Senior Vice President and Chief Risk Officer

Scott G. Sleyster 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Investment Officer

Kenneth Y. Tanji	Senior Vice President and Treasurer

Lucien A. Alziari	Senior Vice President and Chief Human Resources Officer

Margaret M. Foran	Chief Governance Officer, Senior Vice President and Corporate Secretary

Kevin Simons	Senior Vice President and Chief Auditor

*	The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial (“Prudential Financial”). The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 16, 2018 , the text of which is hereby incorporated.
In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in seven of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund is held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential and separate accounts of certain non-Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.
Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.
Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.
Item 27. Number of Contractowners
As of January 31, 2018 , there were 8 owners of qualified Contracts and 1 owner of non-qualified Contracts offered by the Registrant under the Discovery Premier Group Retirement Annuity. As of January 31, 2018 , there were 3 owners of qualified Contracts and 0 owners of non-qualified Contracts offered by the Registrant under the Discovery Premier Group Retirement Annuity II.

Item 28. Indemnification
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his/her position with such trust or corporation.
New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwrite rs
(a) Prudential Investment Management Services LLC (“PIMS”)
PIMS is distributor and principal underwriter for the PGIM Investments family of mutual funds.
PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.
(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
Adam Scaramella (6)	President

James V. Gemus (5)	Executive Vice President

Christine C. Marcks (4)	Executive Vice President

Gary F. Neubeck (1)	Executive Vice President

Stuart S. Parker (1)	Executive Vice President

Francine B. Boucher (6)	Senior Vice President, Chief Legal Officer and Secretary

Peter J. Boland (1)	Senior Vice President and Chief Administrative Officer

John N. Christolini (4)	Senior Vice President and Co-Chief Compliance Officer

Mark R. Hastings (1)	Senior Vice President and Chief Compliance Officer

Michael J. McQuade (2)	Senior Vice President, Treasurer and Chief Financial Officer

Monica J. Oswald (4)	Senior Vice President and Co-Chief Operations Officer

Hansjerg P. Schlenker (1)	Senior Vice President and Chief Operations Officer

Charles H. Smith (3)	Vice President and Anti-Money Laundering Officer

Robert P. Smit (2)	Vice President, Assistant Treasurer and Controller

Principal Business Addresses:

(1)	655 Broad Street , Newark, NJ 07102

(2)	3 Gateway Center , Newark, NJ 07102

(3)	751 Broad Street, Newark, NJ 07102

(4)	280 Trumbull Street, Hartford, CT 06103

(5)	80 Livingston Avenue, Roseland, NJ 07068

(6)	213 Washington Street, Newark, NJ 07102
(c) Commissions received by PIMS during last fiscal year with respect to the Discovery Premier Group Retirement Annuity issued through the registrant separate account. No commissions were received by PIMS during the last fiscal year with respect to the Discovery Premier Group Retirement Annuity II.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission

Prudential Investment Management Services LLC	$174,068	$-0-	$-0-
Item 30. Location of Accounts and Records
All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:
The Prudential Insurance Company of America
and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
Gateway Buildings Two, Three and Four
100 Mulberry Street
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America
c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
The Prudential Insurance Company of America
200 Wood Avenue South
Iselin, NJ 08830

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Fidelity Employer Services Company
Retirement Services - Financial Operations
100 Magellan Way (KW1C)
Covington, KY 41015
Item 31. Management Services
None.

Item 32. Undertakings

(a)
The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)
The Registrant undertakes to include either (1) as part of any enrollment form to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.

403(b) ANNUITIES
The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.
TEXAS ORP
The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Premier Group Variable Contract Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 10th day of April, 2018 .

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH
VICE PRESIDENT, PRODUCT DEVELOPMENT, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH
VICE PRESIDENT, PRODUCT DEVELOPMENT, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SIGNATURES

SIGNATURE AND TITLE
*
ROBERT AXEL SENIOR VICE PRESIDENT, CONTROLLER AND PRINCIPAL ACCOUNTING OFFICER
*
THOMAS J. BALTIMORE, JR. DIRECTOR
*
GILBERT F. CASELLAS DIRECTOR
*
ROBERT M. FALZON EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

*
MARK B. GRIER VICE CHAIRMAN AND DIRECTOR
*
MARTINA T. HUND-MEJEAN DIRECTOR
*
KARL J. KRAPEK DIRECTOR

PETER RUPERT LIGHTE DIRECTOR
*
GEORGE PAZ DIRECTOR
*
SANDRA PIANALTO DIRECTOR
*
CHRISTINE A. POON DIRECTOR
*
DOUGLAS A. SCOVANNER DIRECTOR
*
JOHN R. STRANGFELD CHAIRMAN, CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR
*
MICHAEL A. TODMAN DIRECTOR

*By:	/s/ MICHELE DRUMMEY
MICHELE DRUMMEY (ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description
6(b)	By-Laws of The Prudential Insurance Company of America, as amended November 14, 2017.

9	Consent and opinion of Kathleen P. DeCelie, Vice President and Corporate Counsel, as to the legality of the securities being registered.

10(a)	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

10(b)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.